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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

KITE REALTY GROUP TRUST
(Name of Registrant as Specified In Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 29, 2019

Dear Fellow Shareholder:

I am pleased to invite you to the 2019 Annual Meeting of Shareholders of Kite Realty Group Trust, which will be held on Tuesday, May 14, 2019, at 8:30 a.m. EDT at 30 South Meridian Street, Indianapolis, Indiana 46204. At the meeting, shareholders will vote on the business items listed in the notice of the meeting on the following page. In addition to the formal business that will be transacted, management will respond to comments and questions of general interest to our shareholders.

I sincerely hope that you will attend and participate in the meeting. However, whether you plan to attend or not, it is important that your shares be represented and voted. Accordingly, please vote your shares. We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission's "notice and access" rules instead of mailing printed copies of those materials to each shareholder. We have sent to our shareholders a Notice of Internet Availability of Proxy Materials that provides instructions on how to access our proxy materials, which are available on the Internet at www.proxyvote.com.

I encourage you to review these materials carefully and to follow the voting instructions in the proxy statement to ensure that your votes are counted.

I look forward to seeing you at the annual meeting.

Sincerely,

JOHN A. KITE
Chairman of the Board and Chief Executive Officer

KITE REALTY GROUP TRUST
30 South Meridian Street, Suite 1100
Indianapolis, Indiana 46204

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 14, 2019

Dear Shareholder:

You are cordially invited to attend our 2019 annual meeting of shareholders, which will be held as follows:

WHEN:	• 8:30 a.m. EDT on Tuesday, May 14, 2019

WHERE:	• Offices of Kite Realty Group Trust
• 30 South Meridian Street, Indianapolis, Indiana 46204

ITEMS OF BUSINESS:

•

Elect eight trustees to serve one-year terms expiring in 2020;

•

Approve, on an advisory basis, the compensation of our named executive officers;

•

Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

•

Approve the Company's 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019 (the "Amended and Restated 2013 Plan"); and

•

Transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

WHO CAN VOTE:	• Shareholders of record at the close of business on March 18, 2019, will be entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting.

VOTING BY PROXY:

•

Pursuant to the U.S. Securities and Exchange Commission's "notice and access" rules, shareholders may access our proxy statement, the proxy card and our 2018 annual report online at www.proxyvote.com.

•

If you received printed materials you may vote by mail by marking, signing and dating your proxy card and returning it promptly in the postage-paid envelope provided, or you may vote by telephone by following the "Vote by Phone" instructions on the proxy card.

• Whether or not you plan to attend the annual meeting, we urge you to vote now. If you attend the meeting, you may withdraw your proxy and vote in person, if you so desire.

By Order of the Board of Trustees,

SCOTT E. MURRAY
Executive Vice President, General Counsel and Corporate Secretary

i

ii

PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

Why am I receiving this proxy statement?

This proxy statement contains information related to the solicitation of proxies for use at our 2019 annual meeting of shareholders, to be held at 8:30 a.m. EDT on Tuesday, May 14, 2019, at 30 South Meridian Street, Indianapolis, Indiana 46204, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. This solicitation is made by Kite Realty Group Trust on behalf of our Board of Trustees (the "Board"). "We," "our," "us," and the "Company" refer to Kite Realty Group Trust. This proxy statement, the proxy card and our 2018 annual report to shareholders are first being mailed and made available online to shareholders beginning on or about March 29, 2019.

What am I being asked to vote on, and what are the Board's voting recommendations?

Proposal	Proposal Description	Board's Voting Recommendation
Proposal 1: Election of Trustees	The election of eight trustees to our Board	"FOR"
Proposal 2: Advisory Vote on Executive Compensation	The approval, on an advisory basis, of the compensation of our "named executive officers" (or "NEOs")	"FOR"
Proposal 3: Ratification of the Appointment of Ernst & Young LLP	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019	"FOR"
Proposal 4: Approval of the Company's Amended and Restated 2013 Plan	The approval of the Company's 2013 Equity Incentive Plan, as amended and restated on February 28, 2019	"FOR"

Who is entitled to vote at the annual meeting?

The close of business on March 18, 2019, is the record date for the Annual Meeting. Only holders of record of our common shares at the close of business on the record date are entitled to receive notice of, to attend and to vote at the annual meeting. Our common shares constitute the only class of securities entitled to vote at the meeting.

What are the voting rights of shareholders?

Each common share outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the annual meeting.

Who can attend the annual meeting?

All holders of our common shares at the close of business on March 18, 2019, the record date for the annual meeting, or their duly appointed proxies, are authorized to attend the annual meeting. Admission to the meeting will be on a first-come, first-served basis. If you attend the meeting, you may be asked to present valid photo identification, such as a driver's license or passport, before being admitted. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in "street name" (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of March 18, 2019.

What will constitute a quorum at the annual meeting?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on March 18, 2019, will constitute a quorum, permitting the shareholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares.

As of the March 18, 2019 record date, there were 83,934,397 common shares outstanding.

How do I vote?

If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the shareholder of record with respect to those shares, and the Proxy Notice was sent directly to you by us. In that case, you may instruct the proxy holders named in the proxy card (the "Proxy Agents") how to vote your common shares in one of the following ways:

  •
  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have the shareholder identification number provided in the Proxy Notice.

  •
  Vote by telephone.  You also have the option to vote by telephone by calling 1-800-690-6903.

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  Vote by regular mail.  If you received printed materials and would like to vote by mail, please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. EDT on Monday, May 13, 2019.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. You may also attend the meeting and vote in person if you bring the required proxy, as discussed below.

How are proxy card votes counted?

If your proxy card is properly completed and submitted, and not subsequently revoked, it will be voted as directed by you. If the proxy is submitted but voting instructions are not made, the persons designated as proxy holders on the proxy card will vote "FOR" the election of all nominees for our Board named in this proxy statement; "FOR" the advisory vote on executive compensation; "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; "FOR" the approval of the Amended and Restated 2013 Plan; and as recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in the Board's own discretion. If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted as described in the prior sentence.

If your common shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our common shares are traded), the brokers will vote your shares according to the specific instructions they receive from you. If a broker that holds common shares for a beneficial owner does not receive voting instructions from that owner at least 10 days prior to the annual meeting, the broker may vote on the proposal only if it is considered a "routine" matter under the NYSE's rules. On non-routine matters, nominees do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of trustees and the approval of the compensation of our named executive officers are "non-routine" matters, and a brokerage firm may not vote without instructions from its client on these matters, resulting in a broker non-vote. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under NYSE's rules, which means that a broker has discretionary voting authority to the extent it has not received voting instructions from its client on the matter.

If I plan to attend the annual meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the annual meeting. If you submit your proxy card and also attend the annual meeting, you do not need to vote again at the annual meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the annual meeting.

Will any other matters be voted on?

The proposals set forth in this proxy statement constitute the only business that the Board intends to present at the annual meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the proxy card, or their substitutes, to vote on any other business that may properly come before the meeting. If the annual meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

May I change or revoke my vote after I submit my proxy card?

Yes. You may revoke a previously granted proxy at any time before it is exercised by (i) delivering a written notice of revocation to our Secretary at 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, (ii) delivering a duly executed proxy bearing a later date to us or (iii) attending the meeting and voting in person. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.

Who is soliciting the proxies and who pays the costs?

The enclosed proxy for the annual meeting is being solicited by the Board. Proxies also may be solicited, without additional compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. It is anticipated that banks, brokers and other custodians, nominees and fiduciaries will forward proxy materials to the beneficial owners of our common shares to obtain their voting instructions and that we will reimburse such persons for their out-of-pocket expenses.

You should rely only on the information provided in this proxy statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this proxy statement is accurate as of any date other than the date of this proxy statement or, where information relates to another date set forth in this proxy statement, then as of that date.

PROPOSAL 1: ELECTION OF TRUSTEES

Our Board is currently comprised of nine trustees, each with terms expiring at the 2019 annual meeting. In connection with the retirement of Gerald W. Grupe from the Board, effective at the end of his current term, the Board determined to reduce the size of the Board from nine to eight members for trustee elections in 2019.

The nominees, all of whom are currently serving as trustees of the Company, have been recommended by our Board for re-election to serve as trustees for one-year terms until the 2020 annual meeting of shareholders and until their successors are duly elected and qualified.

NOMINEES FOR ELECTION AT THE 2019 ANNUAL MEETING

The nominees for election at the 2019 annual meeting are:

  1.
  John A. Kite
  2.
  William E. Bindley
  3.
  Victor J. Coleman
  4.
  Lee A. Daniels
  5.
  Christie B. Kelly
  6.
  David R. O'Reilly
  7.
  Barton R. Peterson
  8.
  Charles H. Wurtzebach

Based on its review of the relationships between the trustee nominees and the Company, the Board has affirmatively determined that all of our trustee nominees except for Mr. John A. Kite are "independent" trustees under the rules of the NYSE.

The Board knows of no reason why any nominee would be unable to serve as a trustee. If any nominee is unavailable for election or service, the Board may designate a substitute nominee, and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Alternatively, the Board may, as permitted by our bylaws, decrease the size of our Board.

The names, principal occupations and certain other information about the trustee nominees, as well as the key qualifications that led our Corporate Governance and Nominating Committee and our Board to conclude that such person is qualified to serve as a trustee, are set forth below.

JOHN A. KITE – Chairman of the Board of Trustees and Chief Executive Officer
Age: 53 Trustee Since: 2004 Committees: None
Background:
Mr. Kite has served as Chairman of the Board since December 2008, as a trustee since our formation in March 2004, and as our Chief Executive Officer since our initial public offering in August 2004. He also served as our President from our initial public offering until December 2008. From 1997 to our initial public offering in 2004, he served as President and Chief Executive Officer of our predecessor and other affiliated companies (the "Kite Companies"). Mr. Kite is responsible for the Company's strategic planning, operations, acquisitions and capital markets activities. Mr. Kite began his career in 1987 at Harris Trust and Savings Bank in Chicago, and he holds a B.A. degree in Economics from DePauw University.
Qualifications:
Mr. Kite's long tenure as our company's leader provides us with stability and continuity. In particular, Mr. Kite has in-depth, long-standing knowledge of our assets, operations, markets and employees. Mr. Kite continues to provide our Board and management team with invaluable experience in managing and operating our real estate company.

WILLIAM E. BINDLEY – Lead Independent Trustee
Age: 78 Trustee Since: 2004 Committees: Compensation Committee (Chairman), Corporate Governance and Nominating Committee
Background:
Mr. Bindley has served as our Lead Independent Trustee since our initial public offering in August 2004. He has been Chairman of Bindley Capital Partners, LLC, a private equity investment firm headquartered in Indianapolis, Indiana, since 2001. Mr. Bindley is also a Founder and Current Chairman of Guardian Pharmacy Services, a privately held provider of specialty pharmacy services to long-term care communities. It is the largest privately held long term care pharmacy in the United States. Mr. Bindley also founded Priority Healthcare Corporation, a NASDAQ-listed national provider of bio-pharmaceuticals and complex therapies for chronic disease states. He served as Chairman of Priority Healthcare from 1995 to 2002, Chief Executive Officer from 1994 to 1997 and President from May 1996 to July 1996. Mr. Bindley was the Chairman, President, Chief Executive Officer and founder of Bindley Western Industries, Inc., a national pharmaceutical distributor and nuclear pharmacy operator that was a NYSE Fortune 200 company at the time of its merger into Cardinal Health, Inc. in February 2001. He previously served on the boards of Cardinal Health, Inc., Key Bank, NA, Bindley Western Industries, Priority Healthcare Corporation, and Shoe Carnival, Inc. He received both a B.S. degree in Industrial Economics and a Doctor of Management (H.C.) degree from Purdue University. He also completed the Wholesale Management Program at the Graduate School of Business at Stanford University. He is the past Vice Chairman of the United States Ski and Snowboard Association and serves on the President's Advisory Council at Purdue University.
Qualifications:
Mr. Bindley, through his extensive experience in leading health-care focused companies, brings our Board valuable insight into the operations of businesses outside of the real estate sector. Further, Mr. Bindley brings to our Board extensive public company leadership experience and is particularly well-equipped to address matters such as public company governance and compensation matters. In addition, his leadership of Bindley Capital Partners, LLC provides our Board insight into the investment community and experience with financial matters.

VICTOR J. COLEMAN – Independent Trustee
Age: 57 Trustee Since: 2012 Committees: Compensation Committee, Corporate Governance and Nominating Committee
Background:
Mr. Coleman serves as Chief Executive Officer, President and Chairman of Los Angeles-based Hudson Pacific Properties, Inc. (NYSE symbol: HPP), a real estate investment trust and has been a member of its board since its IPO. Previously, Mr. Coleman founded and served as a managing partner of HPP's predecessor, Hudson Capital, LLC, a private real estate investment company based in Los Angeles. In 1990, Mr. Coleman co-founded and led Arden Realty, Inc. as its President and Chief Operating Officer and as a director, taking that company public on the NYSE in 1996 and selling it in 2006. Mr. Coleman is an active community leader and is on the Founding Board of Directors for the Ziman Center for Real Estate (from 2004 to the present) at the UCLA Anderson School of Management, and also serves on the Boards of the Ronald Reagan UCLA Medical Center, the Fisher Center for Real Estate and Urban Economics, Los Angeles Sports & Entertainment Commission and the Los Angeles Chapter of the World Presidents' Organization. In 2015, Mr. Coleman was awarded the City of Hope's 2015 Spirit of Life Award presented by the Los Angeles Real Estate & Construction Industries Council, and the 2019 Real Star of Hollywood Award from the Friends of the Hollywood Central Park. Mr. Coleman's experience as a director also includes service on the board of other publicly traded real estate investment trusts, or REITs, such as Douglas Emmett, Inc. (from 2006 to 2009). Mr. Coleman is also an investor in the Vegas Golden Knights, a National Hockey League team. He holds a Master of Business Administration degree from Golden Gate University and a Bachelor of Arts in History from the University of California, Berkeley.
Qualifications:
Mr. Coleman's significant real estate experience is a great asset to our company and our Board. Mr. Coleman brings critical real estate investment industry expertise to our company. He also has keen insight into the investment community as the chairman and chief executive officer of a publicly listed real estate investment trust.

LEE A. DANIELS – Independent Trustee
Age: 77 Trustee Since: 2014 Committees: Corporate Governance and Nominating Committee
Background:
Mr. Daniels is the managing principal of Lee Daniels & Associates, LLC, a consulting firm for government and community relations, which he founded in 2007. Prior to forming his current company, Mr. Daniels practiced law for almost forty years, during which time he was an equity partner at Bell Boyd & Lloyd; Katten Muchin & Zavis; and Daniels & Faris. Mr. Daniels also was a principal in a commercial real estate firm from 2007 to 2012. He served in the Illinois House of Representatives from 1975-2007, was Speaker of the House from 1995-1997, and was House Republican Leader from 1983-2003. He also served as Special Assistant Attorney General for the State of Illinois from 1971-1974. Mr. Daniels currently serves on the Board of Directors for Inland Real Estate Income Trust, Inc., where he is the Lead Independent Director, Chairman of the Nominating and Governance Committee and member of the Audit Committee. He also serves as a member and Chairman of the Board of Directors of Haymarket Center, a nonprofit behavioral treatment center located in Chicago. Mr. Daniels previously served on the Board of Directors for Inland Diversified Real Estate Trust, Inc., the Elmhurst Memorial Healthcare Board of Trustees, the Elmhurst Memorial Healthcare Board of Governors, the Elmhurst Memorial Hospital Foundation Board, the Presidential Search Committee for the College of DuPage, the Suburban Bank and Trust Company of Elmhurst Board of Directors, the Elmhurst Federal Savings and Loan Association Board of Directors, and the DuPage Easter Seals Board of Directors. Mr. Daniels received his bachelor degree from the University of Iowa and his law degree from The John Marshall Law School in Chicago. He received a Distinguished Alumni Award from both The John Marshall Law School and the University of Iowa, and an Honorary Doctor of Laws from Elmhurst College.

Qualifications:
Based on his years of legal practice, experience as a director of publicly-registered real estate investment trusts, experience as a commercial real estate broker and service in the government, Mr. Daniels is well-qualified to serve as a member of our Board.

CHRISTIE B. KELLY – Independent Trustee
Age: 58 Trustee Since: 2013 Committees: Audit Committee
Background:
Ms. Kelly is the former global chief financial officer of Jones Lang LaSalle Incorporated (NYSE symbol: JLL), a publicly traded financial and professional services firm specializing in real estate. She worked with Jones Lang LaSalle from 2013 - 2018, bringing with her 25 years of experience in financial management, mergers and acquisitions, information technology and investment banking. From 2009 - 2013, she was the executive vice president and chief financial officer of Duke Realty Corporation (NYSE symbol: DRE), a publicly traded real estate investment trust. Prior to that, she was a Senior Vice President, Global Real Estate, with Lehman Brothers, where she led real estate equity syndication in the United States and Canada. She spent most of her early career at General Electric, holding a variety of domestic and global leadership roles for GE Real Estate, GE Capital, GE Corporate Audit, and GE Medical Systems. Ms. Kelly holds a B.A. degree in economics from Bucknell University. Ms. Kelly serves on the boards of directors for Park Hotels & Resorts Inc., a publicly traded lodging REIT, and TIER REIT, Inc., a publicly traded commercial office REIT.
Qualifications:
Ms. Kelly's significant real estate and financial experience provides our Board with a strong level of knowledge and expertise regarding real estate companies. Her career as a real estate investment executive enriches our corporate diversity and industry expertise. In particular, Ms. Kelly has first-hand and extensive experience in the development and operation of real estate assets through her roles with General Electric, Lehman Brothers, and Duke Realty. Additionally, Ms. Kelly's previous service as chief financial officer at two publicly traded companies provides a valuable operational and financial accounting perspective to our Board.

DAVID R. O'REILLY – Independent Trustee
Age: 44 Trustee Since: 2013 Committees: Audit Committee, Compensation Committee
Background:
Mr. O'Reilly joined The Howard Hughes Corporation (NYSE symbol: HHC) in October 2016 as the Chief Financial Officer, where he is responsible for managing the company's investment and financial strategy and working with the executive team to unlock meaningful long-term value across the company's portfolio. Prior to joining The Howard Hughes Corporation, Mr. O'Reilly served as Executive Vice President, Chief Financial Officer and Chief Investment Officer of Parkway Properties, Inc., a NYSE-traded real estate investment trust focused on office properties. Prior to that, Mr. O'Reilly served as Executive Vice President of Banyan Street Capital and as Director of Capital Markets for Eola Capital LLC. He served in the investment banking industry as Senior Vice President of Barclays Capital Inc. and in a similar capacity for Lehman Brothers. During his career, Mr. O'Reilly has been involved in a broad range of financial advisory and merger and acquisition activities, including leveraged buyouts, initial public offerings and single asset and pooled CMBS transactions. Mr. O'Reilly graduated from Tufts University with a B.S. in Civil Engineering and received his M.B.A. from the Columbia University.
Qualifications:
Mr. O'Reilly's significant experience in commercial real estate investment and finance and his experience as a Chief Investment Officer and Chief Financial Officer of a publicly traded company allow him to make valuable contributions to the Company and the Board in these areas.

BARTON R. PETERSON – Independent Trustee
Age: 60 Trustee Since: 2013 Committees: Corporate Governance and Nominating Committee (Chairman)
Background:
Mr. Peterson is the President and CEO of Christel House International, a non-profit organization dedicated to transforming the lives of impoverished children in India, South Africa, Mexico and the United States through K-12 education and college and career support. Previously, Mr. Peterson served as senior vice president of corporate affairs and communications and as a member of the executive committee at Eli Lilly and Company from 2009 to 2017. Prior to joining Eli Lilly, Mr. Peterson was Managing Director at Strategic Capital Partners, LLC from June 2008 to June 2009. During spring 2008, Mr. Peterson was a fellow with the Institute of Politics of Harvard University's Kennedy School of Government. During the 2008-2009 academic year, Mr. Peterson was a Distinguished Visiting Professor of Public Policy at Ball State University. He continues as a fellow with the University's Bowen Center for Public Affairs. From 2000 to 2007, Mr. Peterson served two terms as Mayor of Indianapolis, Indiana. He also served as President of the National League of Cities in 2007. Mr. Peterson received a bachelor's degree from Purdue University in 1980 and earned his law degree from the University of Michigan in 1983.
Qualifications:
Mr. Peterson's experience in corporate affairs and communications at a major publicly traded company and his significant background and stature as a business and civic leader strengthen our Board and contribute unique experience in public outreach and governance that is invaluable to our company.

CHARLES H. WURTZEBACH, PH.D. – Independent Trustee
Age: 70 Trustee Since: 2014 Committees: Audit Committee (Chairman)
Background:
Dr. Wurtzebach is currently Chairman, Department of Real Estate, and Douglas and Cynthia Crocker Endowed Director, The Real Estate Center at DePaul University in Chicago, Illinois, a position he has held since 2015. Dr. Wurtzebach joined the faculty at DePaul University in January 2009. From 1999 to November 2008, Dr. Wurtzebach served as managing director and property chief investment officer of Henderson Global Investors (North America) Inc., where he was responsible for the strategic portfolio planning and the overall management of Henderson's North American business. Dr. Wurtzebach was president and chief executive officer of Heitman Capital Management from June 1994 to May 1998 and president of JMB Institutional Realty from June 1991 to June 1994. In addition, Dr. Wurtzebach was the Director of the Real Estate and Urban Land Economics program within the Graduate School of Business at the University of Texas at Austin from 1974 to 1986. Dr. Wurtzebach currently serves as an independent director of the board of directors of RREEF Property Trust, Inc., where he also serves as the Chairman of the Audit Committee. He also served as an independent director of Inland Diversified Real Estate Trust, Inc., a publicly registered, non-traded real estate investment trust, from 2009 until 2014 and as Chairman of the Audit Committee. Dr. Wurtzebach has co-authored or acted as co-editor of several books, including Modern Real Estate, co-authored with Mike Miles, and Managing Real Estate Portfolios, co-edited with Susan Hudson-Wilson, and numerous academic and professional articles. A frequently featured speaker at professional and academic gatherings, Dr. Wurtzebach was the 1994 recipient of the prestigious Graaskamp Award for Research Excellence presented by the Pension Real Estate Association and is a member of the American Real Estate Society and a past president and director of the Real Estate Research Institute. Dr. Wurtzebach obtained his bachelor degree from DePaul University, a master's degree in business administration from Northern Illinois University and a Ph.D. in finance from the University of Illinois at Urbana.
Qualifications:
Dr. Wurtzebach brings a variety of valuable perspectives to our Board through his academic experience as a real estate professor, industry experience as an executive for investment management companies and his board experience with a public non-listed REIT.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast at the annual meeting with respect to the matter is necessary for the election of a trustee. For purposes of the election of trustees, a majority of the votes cast means that the number of votes cast "for" a trustee's election exceeds the number of votes cast "against" that trustee's election. Abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and thus will have no effect on the result of the vote. There is no cumulative voting with respect to the election of trustees.

Pursuant to our corporate governance guidelines, if an incumbent trustee is not re-elected due to his or her failure to receive a majority of the votes cast in an uncontested election, the trustee will promptly offer to tender his or her resignation as a trustee, subject to acceptance by the Board. The Corporate Governance and Nominating Committee must make a recommendation to the Board as to whether to accept or reject such offer to resign or whether other action should be taken with respect to such offer to resign. The Board must publicly disclose within 90 days of certification of the shareholder vote its decision and rationale regarding whether to accept, reject or take other action with respect to such resignation offer. If any trustee's offer to resign is not accepted by the Board or if no action is taken with respect to such trustee's tendered resignation within the 90-day period, such trustee will continue to serve for the term to which he or she was elected and until his or her successor is elected and qualifies or his or her earlier resignation or removal. If any trustee's offer to resign is accepted by the Board, then such trustee will thereupon cease to be a trustee of the Company, and the Board, in its sole discretion, may fill the resulting vacancy or may decrease the size of the Board pursuant to the Company's bylaws.

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE
NOMINEES SET FORTH ABOVE.

TRUSTEE SELECTION PROCESS

QUALIFICATIONS

The Board has adopted a policy to be used for considering potential trustee candidates to further the Corporate Governance and Nominating Committee's goal of ensuring that our Board consists of a diversified group of qualified individuals who function effectively as a group. The policy provides that qualifications and credentials for consideration as a trustee nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for trustee must possess:

  •
  a high degree of integrity;

  •
  an ability to exercise sound judgment;

  •
  an ability to make independent analytical inquiries;

  •
  a willingness and ability to devote adequate time and resources to diligently perform Board duties; and

  •
  a reputation, both personal and professional, consistent with the image and reputation of the Company.

In addition to the aforementioned minimum qualifications, the Corporate Governance and Nominating Committee also believes that there are other qualities and skills that, while not a prerequisite for nomination, should be taken into account when considering whether to recommend a particular person. These factors include:

  •
  whether the person possesses specific expertise in the real estate industry and familiarity with general issues affecting the Company's business;

  •
  whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "SEC");

  •
  whether the person would qualify as an "independent" trustee under the NYSE's listing standards and our corporate governance guidelines;

  •
  the importance of continuity of the existing composition of the Board; and

  •
  the importance of a diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

IDENTIFICATION AND EVALUATION PROCESS

The Corporate Governance and Nominating Committee will seek to identify trustee candidates based on input provided by a number of sources, including (a) Corporate Governance and Nominating Committee members, (b) other members of the Board and (c) shareholders of the Company. The Corporate Governance and Nominating Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates; however, we do not currently employ a search firm or pay a fee to any third party to locate qualified trustee candidates.

As part of the identification process, the Corporate Governance and Nominating Committee will evaluate the skills, expertise and diversity possessed by the current Board and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Corporate Governance and Nominating Committee may consult with other members of the Board in connection with the identification process. The Corporate Governance and Nominating Committee also will take into account the number of trustees expected to be elected at the next annual meeting and whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Corporate Governance and Nominating Committee will then evaluate each candidate in light of his or her qualifications and credentials and any additional factors that the Corporate Governance and Nominating Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Corporate Governance and Nominating Committee's process of recommending trustee candidates. All candidates submitted by shareholders will be evaluated in the same manner as all other trustee candidates, provided that the procedures set forth in our bylaws have been followed.

After completing the identification and evaluation process described above, the Corporate Governance and Nominating Committee will recommend to the Board the nomination of a number of candidates equal to the number of trustee vacancies that will exist at the annual meeting of shareholders. The Board will then select the trustee nominees for shareholders to consider and vote upon at the shareholders' meeting.

SHAREHOLDER NOMINATIONS

For nominations for election to the Board by a shareholder, the shareholder must comply with the advance notice provisions and other requirements of Article II, Section 13 of our bylaws. These notice provisions require that the shareholder must have given timely notice thereof in writing to our Secretary. To be timely, a shareholder's notice must be delivered to our Secretary at our principal executive office not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. In the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be delivered not less than 90 days nor more than 120 days prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by us. The shareholder's notice must set forth:

  •
  as to each person that the shareholder proposes to nominate for election or reelection as a trustee: (a) the name, age, business address and residence address of such person, (b) the class and number of shares of beneficial interest of Kite Realty Group Trust that are beneficially owned or owned of record by such person and (c) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved) or is otherwise required pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

  •
  as to the shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder as they appear on our share ledger and current name and address, if different, of such beneficial owner, and (b) the class and number of shares of each class of beneficial interest of Kite Realty Group Trust that are owned beneficially and of record by such shareholder and owned beneficially by such beneficial owner.

INDEPENDENCE OF TRUSTEES

NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent trustees. Under the NYSE listing standards, no trustee of a company qualifies as "independent" unless the board of trustees of the company affirmatively determines that the trustee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with such company). In addition, the NYSE listing standards contain the following restrictions upon a listed company's trustee independence:

  •
  a trustee who is an employee or whose immediate family member is an executive officer of the listed company is not independent until three years after the end of such employment relationship;

  •
  a trustee who has received or has an immediate family member who has received during any twelve-month period within the last three years more than $120,000 in direct compensation from the listed company, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent;

  •
  a trustee who is or whose immediate family member is a current partner of a firm that is the company's internal or external auditor is not independent; a trustee who is a current employee of such a firm is not independent; a trustee who has an immediate family member who is a current employee of such a firm and who personally works on the listed company's audit is not independent; and a trustee who was or whose immediate family member was, within the last three years (but is no longer), a partner or employee of such a firm and personally worked on the listed company's audit within that time is not independent;

  •
  a trustee who is employed or whose immediate family member is employed as an executive officer of another company where any of the listed company's present executive officers at the same time serve or served on the other company's compensation committee is not independent until three years after the end of such service or the employment relationship; and

  •
  a trustee who is an executive officer or an employee or whose immediate family member is an executive officer of another company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not independent.

Our Board has evaluated the status of each trustee and has affirmatively determined, after considering all facts and circumstances, that each of our trustee nominees other than John A. Kite is "independent" as defined in the NYSE's listing standards. John A. Kite is not independent because he is an employee of the Company.

In making its independence determinations with respect to each trustee, the Board considered, among other things, relationships between the Company and its trustees and their immediate family members, as well as relationships among trustees and their immediate family members. The Board also considered an arrangement by which KMI Management, LLC ("KMI"), a company in which John A. Kite currently owns direct or indirect interests, makes available to each trustee the use of an airplane owned by KMI on the same terms and conditions by which KMI makes the airplane available to our company for business-related travel and to third parties. During 2018, no trustee leased the use of the airplane. See "Certain Relationship and Related Party Transactions—Contracts with KMI Management" for a description of the arrangement between our company and KMI.

TRUSTEE COMPENSATION

Under our trustee compensation program, for the 2018-2019 year of service, each non-employee trustee received the following annual compensation for his or her service as a trustee of our Company:

Retainer (Cash)	$60,000

Equity (Common Shares)	$100,000

Committee Member (Cash)	Additional $7,500 to $12,500

Committee Chair (Cash)	Additional $15,000 to $25,000

Lead Independent Trustee (Cash)	$25,000

At the trustee's election, the cash retainer may be paid in deferred share units (described below) that are fully vested on the date of grant. The common share grants are subject to a one-year vesting period. In addition, each of our trustees received, and new trustees will receive, upon initial election to our Board, 750 restricted common shares that vest one year from the date of grant.

In 2006, the Board adopted the Trustee Deferred Compensation Plan (the "Trustee Plan"), which provides a deferred compensation arrangement for non-management trustees of the Company. Under the Trustee Plan, each non-management trustee may elect to defer eligible fee and retainer compensation until such time as the trustee's service on the Board is completed. Compensation that is deferred vests immediately and is credited as a number of deferred share units ("share units") to an individual account for each trustee. A share unit represents an unfunded right to receive one of the Company's common shares at a future date. Share units are credited with dividend equivalents to the extent dividends are paid on the Company's common shares.

In order to ensure that all non-management trustees hold meaningful equity ownership positions in the Company, our Board has established guidelines for non-management trustees regarding ownership of our common shares or units of limited partnership interest of Kite Realty Group, L.P. (our "Operating Partnership"). According to the guidelines in effect for the 2018-2019 service year, each non-management trustee was required to own common shares and/or units in an amount equal to at least five times the annual cash retainer paid to the trustees, to be achieved within five years of joining the Board.

The following table provides information on the compensation of our non-management trustees for the fiscal year ended December 31, 2018. Mr. Kite received no separate compensation for his service as a trustee of the Company. For information related to his compensation, please refer to the "Summary Compensation Table" included later in this document.

Name	Fees Paid in Cash	Common Share and Unit Awards (1)	Total

William E. Bindley	$112,500	$99,989	$212,489
Victor J. Coleman	$38,773	$138,716	$177,489
Lee A. Daniels	$67,500	$99,989	$167,489
Gerald W. Grupe	$72,500	$99,989	$172,489
Christie B. Kelly	$72,500	$99,989	$172,489
David R. O'Reilly	$82,500	$99,989	$182,489
Barton R. Peterson	$75,000	$99,989	$174,989
Dr. Charles H. Wurtzebach	$85,000	$99,989	$184,989

(1)
The amounts disclosed in the "Common Share and Unit Awards" column reflect the aggregate grant date fair value of equity awards granted pursuant to the 2013 Equity Incentive Plan.

OUTSTANDING TRUSTEE EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2018

The following table provides information on the aggregate number of unvested share awards outstanding as of the fiscal year ended December 31, 2018, for each of the trustees included in the above Trustee Compensation Table.

Name	Unvested Restricted Common Share Awards Outstanding as of December 31, 2018 (#)

William E. Bindley	6,635
Victor J. Coleman	6,635
Lee A. Daniels	6,635
Gerald W. Grupe	6,635
Christie B. Kelly	6,635
David R. O'Reilly	6,635
Barton R. Peterson	6,635
Dr. Charles H. Wurtzebach	6,635

CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our shareholders. Notable features of our corporate governance include:

89% Independent Trustees. Eight of our nine trustees have been determined by us to be "independent" as defined by the NYSE listing standards.	No Classified Board. Our trustees are elected annually for one-year terms.
Entirely Independent Committees. All of the members of our Audit, Compensation and Corporate Governance and Nominating Committees are independent.	No Poison Pill. The Company does not have a "poison pill" or shareholder rights plan.
Lead Independent Trustee. We have a Lead Independent Trustee to strengthen the role of our independent trustees and encourage independent Board leadership.	Opted Out of Maryland Anti-Takeover Statutes. We have elected not to be subject to the Maryland Business Combination Statute and the Maryland Control Share Acquisition Statute.
Majority Voting for Trustees. Our trustees must be elected by a majority of votes cast in uncontested elections.	No Significant Related Party Transactions. We do not currently have any significant related party transactions and have robust related party transaction review and approval procedures.

Share Ownership Guidelines. Our share ownership guidelines require that our CEO and other current named executive officers own shares or limited partnership units with an aggregate value of 10x and 3x or 2x base salary, respectively. All non-management trustees must hold shares or limited partnership units with an aggregate value of 5x their annual retainer, which ownership level must be obtained within 5 years of joining the Board.
Anti-Hedging Policy. Our anti-hedging policy prohibits our trustees, executives and employees from engaging in transactions designed to hedge against losses from their share ownership.

Board Refreshment Policy. Pursuant to our corporate governance guidelines, we actively evaluate each trustee on an annual basis to assess performance and ensure that fresh ideas and viewpoints are available to the Board. The average tenure of our current trustees is seven years.

BOARD LEADERSHIP STRUCTURE

CHAIRMAN

Mr. John A. Kite has served as Chairman of the Board since December 2008 and as our Chief Executive Officer and member of the Board since our initial public offering in 2004. Mr. Kite also served as our President from our initial public offering to December 2008.

Periodically, the Corporate Governance and Nominating Committee gives consideration to whether the combined role of the chairman and chief executive officer continues to be appropriate for our Company. The Corporate Governance and Nominating Committee, with the consensus of the other independent trustees, has concluded that Mr. Kite's extended tenure with our Company provides stable leadership that is beneficial to us and our shareholders. In particular, the Board recognizes that, given Mr. Kite's familiarity with our real estate properties and day-to-day operations and his long-standing experience with our Company, it is valuable to have him lead our board discussions.

LEAD TRUSTEE

To strengthen the role of our independent trustees and encourage independent Board leadership, our Board established the position of lead independent trustee in connection with our initial public offering in August 2004. Our lead independent trustee is selected on an annual basis by the Board from among the independent trustees. Mr. William E. Bindley currently serves as our lead independent trustee and has served in that capacity since our initial public offering in 2004. The role of the lead trustee, among other things, is to serve as liaison (i) between the Board and management, including the Chief Executive Officer, (ii) among independent trustees and (iii) between interested third parties and the Board. In addition, Mr. Bindley meets several times a year with Mr. Kite, our Chairman and Chief Executive Officer.

The Board believes that our lead independent trustee is effective in mitigating any potential conflict of interest that might arise from the combined chairman/chief executive officer position. In particular, the Board recognizes that the lead independent trustee is actively engaged in setting board agendas, meets regularly with our chief executive officer to stay apprised of the important aspects of our business and presides over executive sessions of the non-management trustees at least once each quarter.

EXECUTIVE SESSIONS OF NON-MANAGEMENT TRUSTEES

Pursuant to our corporate governance guidelines and the NYSE listing standards, in order to promote open discussion among non-management trustees, our Board devotes a portion of each regularly scheduled board meeting to executive sessions without management participation. The lead trustee presides at these sessions. In addition, our corporate governance guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE's listing standards, at least one such executive session convened per year shall include only independent trustees.

BOARD MEETINGS

During 2018, the Board met four times. Each trustee attended at least 75% of meetings of the Board and applicable committees on which he or she served during his or her period of service. Trustees are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve. In addition, pursuant to our corporate governance guidelines, trustees are expected to attend the Company's annual meeting of shareholders. Last year, all of our trustees attended the annual meeting of shareholders.

BOARD COMMITTEES

The Board has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. All members of the committees described below are "independent" of the Company as that term is defined in the NYSE's listing standards.

AUDIT COMMITTEE

Members: Dr. Wurtzebach (Chair) Mr. Grupe Ms. Kelly Mr. O'Reilly	Responsibilities: The principal purpose of the Audit Committee is to assist the Board in the oversight of:

•

the integrity of our financial statements;

•

our compliance with legal and regulatory requirements;

•

the qualification, performance, compensation and independence of our independent auditors;

•

audits and other services performed by our independent auditors;

•

our financial statements, any significant financial reporting issues and any major issues as to the adequacy of internal controls;

•

the performance of our internal audit function; and

•

the preparation and submission of an Audit Committee Report for inclusion in the Company's proxy statement and/or annual report on Form 10-K.

Independence: Our Audit Committee's written charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act, and applicable rules and regulations of the SEC, all as in effect from time to time. All of the members of the Audit Committee meet the foregoing requirements. The Board has determined that each of Christie B. Kelly, David R. O'Reilly and Dr. Charles H. Wurtzebach is an "audit committee financial expert" as defined by the rules and regulations of the SEC.
Meetings: The Audit Committee met four times in 2018. The Audit Committee Chair also met separately with our internal auditing personnel five times in 2018.

COMPENSATION COMMITTEE

Members: Mr. Bindley (Chair) Mr. Coleman Mr. O'Reilly	Responsibilities: The principal responsibilities of the Compensation Committee are to:

•

establish and approve the compensation of our Chief Executive Officer and evaluate his performance in light of the Company's goals and objectives;

•

determine and approve the compensation of the other executive officers;

•

recommend to the Board the compensation of trustees;

•

provide a description of the processes for the determination of executive and trustee compensation for inclusion in the proxy statement;

•

oversee and assist the Company in preparing the Compensation Discussion and Analysis for inclusion in the proxy statement; and

•

prepare and submit a Compensation Committee Report for inclusion in the Company's proxy statement.

Independence: All of the members of our Compensation Committee are independent in accordance with the NYSE's listing standards and in accordance with our corporate governance guidelines and the Compensation Committee charter.
Meetings: The Compensation Committee met seven times in 2018.

At the beginning of each year, the Compensation Committee evaluates the components of each executive officer's total compensation. The Chief Executive Officer may make compensation recommendations to the Compensation Committee with respect to the executive officers who report to him. The Compensation Committee may accept or reject such recommendations and also makes the sole determination of the compensation for the Chief Executive Officer.

The Compensation Committee utilizes, from time to time, the services of a compensation consultant or other advisor after taking into consideration all factors relevant to the independence from management of such compensation consultant or other advisor. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant or other advisor retained by the Compensation Committee.

Since 2015, the Compensation Committee has engaged FTI Consulting, Inc. ("FTI Consulting"), a nationally recognized consulting firm, to comprehensively review the Company's compensation policies for its executive officers, to advise the Compensation Committee and to provide recommendations regarding various compensation decisions to be made by the Compensation Committee. The Compensation Committee takes these recommendations into account in making base salary determinations and incentive compensation awards to its executive officers and maintaining an incentive plan for the Company's executive officers and other employees.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Members: Mr. Peterson (Chair) Mr. Bindley Mr. Coleman Mr. Daniels	Responsibilities: The principal responsibilities of the Corporate Governance and Nominating Committee are to:

•

identify individuals who are qualified to serve as trustees;

•

recommend such individuals to the Board, either to fill vacancies that occur on the Board from time to time or in connection with the selection of trustee nominees for each annual meeting of shareholders;

•

periodically assess the size of the Board to ensure it can effectively carry out its obligations;

•

develop, recommend, implement and monitor our corporate governance guidelines and our codes of business conduct and ethics;

•

oversee the evaluation of the Board and its committees and management;

•

ensure that we are in compliance with all NYSE corporate governance listing requirements; and

•

review and evaluate potential related party transactions in accordance with policies and procedures adopted by the Company from time to time.

Independence: All of the members of our Corporate Governance and Nominating Committee are independent in accordance with the NYSE's listing standards, our corporate governance guidelines and our Corporate Governance and Nominating Committee charter.
Meetings: The Corporate Governance and Nominating Committee met four times in 2018.

BOARD'S ROLE IN RISK OVERSIGHT

One of our Board's important roles is to oversee various risks that we may face from time to time. While the full Board has primary responsibility for risk oversight, it relies on its committees, as appropriate, to monitor and address the risks that may be within the scope of a particular committee's expertise or charter. For example, the Audit Committee oversees the preparation and filing of our financial statements, compliance with legal and regulatory requirements and the performance of our internal audit function. The Board believes that the composition of its committees and the distribution of the particular expertise of each committee's members make this an appropriate structure to more effectively monitor these risks.

An important feature of the Board's risk oversight function is to receive periodic updates from its committees and members of management, as appropriate. Each of the three standing committees addresses risks specific to its respective area of oversight as follows:

  •
  Audit Committee:  The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management and compliance with legal and regulatory requirements. Our Audit Committee reviews periodic reports from our independent registered public accounting firm regarding potential risks, including risks related to our internal controls. Our Audit Committee also annually reviews, approves and oversees an internal audit plan developed by our internal auditing personnel with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes; periodically meets with our internal auditing personnel to review the results of our internal audits; and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

  •
  Compensation Committee:  The Compensation Committee, in consultation with the Company's executive officers, reviews the Company's policies and procedures with respect to risk assessment and risk management for compensating all employees of the Company, including non-executive employees, on an annual basis and periodically reports its findings to the Board. The Compensation Committee does not believe there are any risks from the Company's compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company.

  •
  Nominating and Corporate Governance Committee:  The Nominating and Corporate Governance Committee monitors the general operations of the Board and the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

In addition to getting direct information on risk management from its committees, the Board receives regular updates directly from members of executive management. In particular, due to his executive management position, Mr. Kite frequently communicates with other members of our management and periodically updates the Board on the important aspects of the Company's day-to-day operations. The Board also receives regular updates from the Company's General Counsel and outside counsel regarding legal and regulatory developments and policies and mitigation plans intended to address the related risks. Mr. Kite meets or speaks by telephone individually with each of the trustees on at least an annual basis and several times each year with the lead independent trustee. Other members of management also have direct access to the chairperson of each Board committee and our lead independent trustee.

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE DOCUMENTS

Our Board maintains charters for all Board committees and has adopted a written set of corporate governance guidelines, a code of business conduct and ethics and a code of ethics for our principal executive officers and senior financial officers. Our committee charters, corporate governance guidelines, code of business conduct and ethics and code of ethics are available on our website at www.kiterealty.com. Each of these documents is also available in print to any shareholder who sends a written request to such effect to Investor Relations, Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204.

COMMUNICATIONS WITH THE BOARD

Shareholders and other interested parties may communicate with the Board by communicating directly with the presiding lead independent trustee by sending any correspondence they may have in writing to the "Lead Trustee" c/o the Corporate Secretary of Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, who will then directly forward such correspondence to the lead trustee. The lead trustee will decide what action, if any, should be taken with respect to the communication, including whether such communication should be reported to the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee of our Board are William E. Bindley (chairman), Victor J. Coleman, and David R. O'Reilly, each of whom is an independent trustee. None of our named executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee. Accordingly, during 2018, there were no interlocks with other companies within the meaning of the SEC's proxy rules.

EXECUTIVE OFFICERS

Name	Age	Title

John A. Kite	53	Chairman of the Board of Trustees and Chief Executive Officer

Thomas K. McGowan	54	President and Chief Operating Officer

Heath R. Fear	50	Executive Vice President and Chief Financial Officer

Scott E. Murray	46	Executive Vice President, General Counsel and Corporate Secretary

The names, principal occupations and certain other information about our current named executive officers are set forth below, other than John A. Kite, whose background information is described above under the heading "Proposal 1—Election of Trustees." In addition, there were two other NEOs for parts of 2018: Daniel R. Sink and David Buell. Mr. Sink entered into a Separation Agreement and General Release (the "Separation Agreement") with the Company effective as of June 30, 2018, and resigned from all positions with the Company, including his role as Executive Vice President and Chief Financial Officer. In the interim period between Mr. Sink's resignation and the appointment of Heath R. Fear as Executive Vice President and Chief Financial Officer of the Company, effective as of November 5, 2018, David Buell, Senior Vice President and Chief Accounting Officer of the Company, performed the functions of the Company's principal financial officer.

THOMAS K. McGOWAN—President and Chief Operating Officer

Mr. McGowan has served as President since 2008 and Chief Operating Officer since our initial public offering in 2004. Previously, he served as our Senior Executive Vice President and Executive Vice President. Mr. McGowan is primarily responsible for overseeing the development, redevelopment, leasing, and construction functions of the Company. Before joining the Kite Companies, Mr. McGowan worked for eight years for real estate developer Mansur Development Corporation, and he holds a B.A. degree in Political Science from Indiana University.

HEATH R. FEAR—Executive Vice President and Chief Financial Officer

Mr. Fear joined the Company as Executive Vice President and Chief Financial Officer in November 2018. His responsibilities include overseeing the following aspects of the Company's business: finance, accounting, tax planning, financial budgeting and administration. Prior to joining the Company, Mr. Fear served as CFO at GGP Inc., and was previously CFO at Retail Properties of America, Inc. Mr. Fear has over 20 years of experience in the real estate industry. He holds a Juris Doctor from the University of Illinois College of Law and a Bachelor of Arts degree in Political Science and English from John Carroll University.

SCOTT E. MURRAY—Executive Vice President, General Counsel and Corporate Secretary

Mr. Murray has served as Executive Vice President, General Counsel and Corporate Secretary since 2014. Mr. Murray is responsible for managing the Company's legal affairs, which includes advising the company with respect to legal issues, overseeing the company's legal department, and engaging and directing outside counsel. Prior to joining the company, Mr. Murray was a commercial litigation partner in the national law firm of Barnes & Thornburg, LLP from 2006 to 2014 and an associate practicing commercial litigation at McDermott, Will & Emery, LLP from 2001 to 2006. Mr. Murray received a B.S. degree from Indiana University and a J.D. degree from Harvard Law School.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are presenting this proposal, commonly known as a "say-on-pay" proposal, to provide shareholders the opportunity to vote to approve on a non-binding advisory basis the compensation of our NEOs as described in this proxy statement.

We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading "Compensation Discussion and Analysis," our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying compensation to the achievement of key operating objectives that we believe enhance shareholder value over the long term and by encouraging executive share ownership so that a portion of each executive's compensation is tied directly to shareholder value.

For these reasons, we are recommending that our shareholders vote "FOR" the following resolution:

  "RESOLVED, that the shareholders hereby approve the compensation of the Company's named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in this proxy statement."

While the vote on this resolution is advisory in nature and therefore will not bind us to take any particular action, our Board intends to carefully consider the shareholder vote resulting from the proposal in making future decisions regarding the compensation of our NEOs.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of a majority of the votes cast at the annual meeting with respect to the matter is required to endorse (on a non-binding advisory basis) the compensation of our named executive officers. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADVISORY RESOLUTION DESCRIBED ABOVE.

COMPENSATION DISCUSSION AND ANALYSIS

2018 PERFORMANCE HIGHLIGHTS

  ✓
  FFO: Achieved 2018 FFO per share in-line with the Company's guidance provided in early 2018

  ✓
  Same Property NOI: Increased Same-Property Net Operating Income (NOI) by 1.4%, which was at the high end of guidance

  ✓
  Leasing: Executed 118 new leases for approximately 518,000 square feet

  ✓
  Openings: Opened 135 new tenant spaces totaling over 600,000 square feet

  ✓
  Occupancy: Achieved a 94.6% leased rate and a 92.4% occupied rate for the retail operating portfolio as of December 31, 2018, leased to a diversified retail tenant base with no single retail tenant accounting for more than 2.6% of our total annualized base rent

  ✓
  Big Box: Made significant progress on our "Big Box Surge" initiative by executing 12 anchor leases during 2018

  ✓
  Small Shops: Increased small shop leased percentage by 70 basis points to 91.2%, which was an all-time Company high

  ✓
  Development: Commenced and/or completed construction on 14 major projects, with actual costs below budget, and completed and opened an Embassy Suites hotel at our highly successful mixed-use project at Eddy Street Commons

  ✓
  Dispositions: Exceeded annual disposition target by selling approximately $200 million in assets (7.2% blended cap rate), including a strategic joint venture with Nuveen (f/k/a TH Real Estate), using the proceeds to pay down debt

  ✓
  Balance Sheet: Reduced net-debt-to-EBITDA ratio from 6.9x to 6.65x, increased weighted average debt maturity from 5.5 years to 5.8 years and closed on a $250 million 10-year term loan, extending the Company's weighted average maturity debt portfolio by a full year and improving its debt maturity ladder so that no more than 20% of its debt comes due in any single calendar year, all while maintaining investment-grade debt ratings

Please see "Special Note Regarding Non-GAAP Financial Measures" below for information regarding the performance metrics described herein.

2018 COMPENSATION HIGHLIGHTS

The operational accomplishments highlighted above played an important role in the Compensation Committee's decisions for 2018. We made our compensation decisions for 2018 based on a desire to encourage our NEOs to continue focusing on operational metrics, improving the portfolio, reducing debt, and growing free cash flow. We strongly believe that, over time, accomplishing these goals will drive the Company's share price upward, position the Company to increase its dividend, and ultimately generate positive total shareholder return ("TSR").

With these goals firmly in mind, we note the following compensation-related highlights for 2018:

  ✓
  Formulaic Short-Term Incentives with Rigorous Metrics: We awarded short-term incentive compensation pursuant to an objective, formula-based plan with pre-established rigorous performance metrics.

  ✓
  Equity Awards Aligned with Our Shareholders: The compensation actually realized by our executive officers in the coming years will reflect the Company's absolute and relative TSR due to the performance measures built into our performance-based equity awards. If our TSR underperforms during a particular period, our executive officers' compensation will reflect that fact. For example, the performance-based equity awards with measurement periods ending in 2018 resulted in no payment to our executive officers.

  ✓
  Pay-for-Performance Structure: We applied an executive compensation program reflecting a pay-for-performance structure where the significant majority of the total compensation during 2018 for our NEOs was tied to operational results or TSR and was therefore at risk, as illustrated below.*

*
Amounts are based on the Summary Compensation Table on page 44. The information above for "All Other NEOs" includes only those individuals who served as NEOs for all of 2018.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our compensation program is designed to attract and retain outstanding senior executives, ensure that compensation provided to them remains competitive relative to the compensation paid to similarly-situated senior executives at comparable publicly traded REITs, and reward them for superior performance. The program is designed to reward both short- and long-term performance and to align our senior executives' and shareholders' interests. To that end, we believe the compensation packages we provide to our NEOs should include both cash and share-based incentive compensation that reward performance as measured, in large part, against corporate and individual goals that will enhance shareholder value over the long term.

The Compensation Committee considers the following goals when setting overall compensation for our senior executives:

  •
  It should reflect their accomplishments as a management team in achieving established key operating objectives, which we believe will ultimately enhance shareholder value as reflected in an increased market price of our shares.

  •
  It should not be based on the short-term performance of our shares, whether favorable or unfavorable. In this regard, the restricted common shares historically granted to our senior executives vest over a service period ranging from three to five years, and certain grants included a "no-sell" restriction prohibiting the executive officers from transferring or disposing of the shares for a specified period after the award vests, except to the extent necessary to satisfy tax obligations.

  •
  It should be subject to the downside risk of a decrease in the value of their compensation in the event the price of our common shares declines given that we believe the long-term price of our shares will reflect our operating performance and is therefore indicative of the management of our company by our senior executives.

The Compensation Committee is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy as applied to our NEOs.

For more information related to the processes and procedures of the Compensation Committee in determining the compensation for our NEOs, including the role of any NEO in this process, see "Information Regarding Corporate Governance and Board and Committee Meetings—Board Committees—Compensation Committee," above.

Consistent with our overall philosophy and objectives, certain compensation practices we follow and those that we avoid are as follows:

What we do	What we don't do

Pay for performance. We place a heavy emphasis on performance-based compensation to align our executives' and shareholders' interests.	No Excess Perquisites. We do not provide any supplemental executive retirement plans, company cars, club memberships or other significant perquisites.

Share Ownership Guidelines. In order to further align our executives' and shareholders' interests, our share ownership guidelines require our CEO and other NEOs to own shares or limited partnership units with an aggregate value of 10x and 3x or 2x base salary, respectively.	No Tax Gross Ups. Our executives are not entitled to gross-up payments in the event they are required to pay excise taxes upon a change in control.

Double Trigger Severance. Under our executives' employment agreements, a "change in control," by itself, is not sufficient to trigger severance and equity acceleration—it must also be accompanied by a qualifying termination.	No Hedging. Our anti-hedging policy prohibits our executives from engaging in transactions designed to hedge against losses from their share ownership.

Independent Compensation Consultant. The Compensation Committee has retained FTI Consulting, a nationally recognized compensation consulting firm, to review and provide recommendations regarding our executive compensation program.	No Single Trigger Severance. Our executives are not entitled to severance upon the occurrence of a change in control, by itself, in the absence of a qualifying termination.
Compensation Risk Assessment. The Compensation Committee conducts a compensation risk assessment to ensure that our executive compensation program does not encourage excessively risky behaviors.	No Executive Retirement or Health Benefits. Our executive officers participate in the same retirement and health plans as our other employees.
Annual Say on Pay Vote. We ask our shareholders to vote on our executive compensation practices on a yearly basis.	No Dividends on Unearned Performance Awards. Our executive officers are not entitled to any dividends or distributions on unearned equity awards subject to performance-based vesting criteria.
Clawback Policy. Our clawback policy, which is consistent with proposed Rule 10D-1 of the Exchange Act, applies to all of our executive officers.

Equity in Lieu of Cash. We provide our executives the option to receive 50% of their short-term incentive compensation in restricted shares, and we provide an equity match award of up to 20% to encourage our executives to do so.

RESULT OF 2018 ADVISORY VOTE ON EXECUTIVE COMPENSATION

In establishing and recommending compensation for 2018 performance for our NEOs, the Compensation Committee reviewed the results of the vote on the non-binding resolution to approve the 2017 compensation of our NEOs at our 2018 annual meeting of shareholders. Prior to the 2018 annual meeting, we reached out to our largest institutional shareholders to discuss our compensation practices. These shareholders did not raise any concerns with respect to this topic. The absence of such concerns was further reflected in the vote at our 2018 annual meeting, where approximately 95.8% of the shares voted were voted in support of the compensation paid to our NEOs for 2017.

Based on the results of the non-binding shareholder advisory vote on the frequency of shareholder votes on executive compensation at our 2017 annual meeting of shareholders, the Compensation Committee and the Board determined that shareholder advisory vote on the compensation of NEOs will take place every year, until and unless our shareholders vote to hold such an advisory vote with a different frequency, at which time our Board will carefully consider the shareholder vote resulting from the proposal and continue to evaluate the options for how frequently we hold "say-on-pay" votes.

COMPENSATION CONSULTANT

The Compensation Committee has engaged FTI Consulting to serve as the Compensation Committee's compensation consultant and to provide recommendations regarding various compensation decisions to be made by the Compensation Committee. The Compensation Committee took FTI Consulting's recommendations into account in making base salary determinations and incentive compensation awards to our NEOs.

PEER GROUP AND BENCHMARKING

In making compensation decisions, the Compensation Committee compares the Company's compensation programs and performance to certain peer group companies. For compensation decisions made in 2018 and early 2019 with respect to fiscal year 2018 performance, the Compensation Committee, with the assistance of FTI Consulting, used a peer group consisting of the following companies:

		Comparable Group Rationale
Company	Implied Market Capitalization ($mm)	Retail REIT	Comparable Product Assets	Implied Market Capitalization	Enterprise Value
Acadia Realty Trust	2,055.6	✓	✓	✓	✓
Agree Realty Corporation	2,227.8	✓		✓	✓
Cedar Realty Trust, Inc.	276.4	✓	✓	✓	✓
Pennsylvania Real Estate Investment Trust	467.9	✓		✓	✓
Retail Opportunity Investments Corp.	1,994.0	✓	✓	✓	✓
Retail Properties of America, Inc.	2,308.2	✓	✓	✓	✓
RPT Realty	975.7	✓	✓	✓	✓
Seritage Growth Properties	1,803.6	✓		✓	✓
SITE Centers Corp.	2,021.5	✓	✓	✓	✓
Tanger Factory Outlet Centers, Inc.	1,983.5	✓	✓	✓	✓
Urban Edge Properties	2,115.0	✓	✓	✓	✓
Urstadt Biddle Properties Inc.	714.4	✓	✓	✓	✓
Washington Prime Group Inc.	1,073.2	✓		✓	✓
Weingarten Realty Investors	3,219.5	✓	✓	✓	✓

Kite Realty Group Trust	1,209.6
Peer Median (Excluding KRG)	1,988.7

Our peer group is designed to include REITs that invest in shopping center assets and select regional malls. Our peer group remained unchanged from 2018 (DDR Corp. changed its name to Site Centers Corp. and Ramco Gershenson Property Trust changed its name to RPT Trust Realty).

Although the Compensation Committee uses peer group data to guide its review of our NEOs' total compensation and generally reviews the compensation data of the peer group and industry to understand market competitive compensation, the Compensation Committee does not benchmark compensation to a specific percentage of the compensation of this comparative group or otherwise apply a formula or assign this comparative group a relative weight.

COMPONENTS OF EXECUTIVE COMPENSATION

This section describes the three components of compensation that form the basis for the Compensation Committee's compensation decisions related to the 2018 performance of our NEOs—base salaries, short-term incentive compensation and share-based incentive compensation awards. This section also discusses why we pay each component and the methodology the Compensation Committee used to determine the amounts to pay to each.

BASE SALARIES

Base salaries are intended to provide our NEOs with a fixed and certain amount of compensation for services provided. The Compensation Committee determines the base salary level of our NEOs by evaluating, among other things, the responsibilities of the position held, the experience of the individual and the average base salaries of similarly situated employees in the Company's peer group. Base salaries for our NEOs typically are established in the first quarter of the year. The Compensation Committee reviewed base salaries in the first quarter of 2018 and decided to increase them as reflected in the table below to bring them more in line with the Company's peers.

	Base Salary
Named Executive Officer	2017	2018	Percentage Change (from 2017 to 2018)

John A. Kite	$725,000	$775,000	6.9%
Thomas K. McGowan	$465,000	$480,000	3.2%
Daniel R. Sink	$415,000	$430,000	3.6%
Scott E. Murray	$365,000	$370,000	1.4%

Mr. Fear joined the Company in November 2018, and pursuant to his employment agreement, his current base salary is $450,000. The base salary for Mr. Buell, who temporarily served as the Company's principal financial officer, is included in the Summary Compensation Table. Except for Mr. Buell, each of our NEOs has an employment agreement with us. Each employment agreement prohibits the NEO's base salary from being reduced by us during the term of the agreement without the applicable executive's consent. Thus, for those with employment agreements, each NEO's prior year's salary effectively serves as a minimum requirement for the NEO's salary for the ensuing year. The Compensation Committee has complete discretion to determine whether an increase in a NEO's base salary is merited. Future adjustments, if any, to the NEOs' base salaries will be in the sole discretion of the Compensation Committee.

SHORT-TERM INCENTIVE COMPENSATION

Messrs. Kite, McGowan, Sink and Murray

The Compensation Committee awards executives with annual short-term incentive compensation as a means to motivate and reward our NEOs. In February 2018, the Compensation Committee approved targets and performance metrics to evaluate 2018 performance using a formulaic approach. In February 2019, the Compensation Committee approved short-term incentive compensation for our NEOs based on these targets and metrics. Award determinations with respect to 2018 were based on the achievement of the following objective corporate performance metrics and a subjective assessment of each individual executive's performance, weighted as indicated:

PERFORMANCE CRITERIA	WEIGHTING	RATIONALE FOR INCLUDING IN PLAN

FFO per share, as adjusted	25%	Encourages focus on profitability as measured by the most frequently referenced REIT earnings measure; assigned high relative weight because the Compensation Committee believes that our NEOs are principally accountable for the Company's financial performance as a whole
Leverage (net debt to adjusted EBITDA ratio)	25%
		Encourages management to reduce leverage to improve the Company's ability to weather economic challenges and because the Board believes that public companies with lower leverage are viewed more favorably compared to higher leveraged companies
Same-property NOI growth (excluding redevelopment)	15%	Encourages focus on internal growth of existing portfolio as measured by a metric widely used by investors to compare the Company to its peers
Portfolio lease percentage	10%	Seeks to reward executives for maintaining high occupancy levels
Number of 3-R project starts	5%	Seeks to reward executives for implementing the Company's 3-R initiative to drive both occupancy and same-property NOI
Individual performance objectives	20%	Represents the executive's success in fulfilling his or her responsibilities to the Company and in executing the Company's strategic business plan

In February 2018, the Compensation Committee established threshold, target and outperformance values for each of the foregoing corporate performance metrics. The target levels were consistent with published guidance or, for metrics for which public guidance was not provided, the Company's strategic plan. For 2018, our NEOs were eligible to receive a short-term incentive compensation award at the threshold, target or outperformance level equal to the following percentages of their annual base salaries:

	% of Base Salary
Named Executive Officer	Threshold	Target	Outperformance

John A. Kite	75%	125%	250%
Thomas K. McGowan	45%	75%	150%
Daniel R. Sink	45%	75%	150%
Scott E. Murray	45%	75%	150%

In reviewing Company performance, the Compensation Committee compared our 2018 results under each of the above performance criteria to the following ranges:

Factor	Threshold	Target	Outperformance	Actual Results

2018 FFO, as adjusted (per diluted common share)(1)	$1.96	$1.99	$2.02	$2.01 per diluted common share (adjusted for dispositions)
Leverage (net debt to adjusted EBITDA)	6.9x	6.7x	6.5x	6.65x
Same property NOI growth	1.0%	1.25%	1.5%	1.4%
Portfolio lease percentage	94.5%	95.0%	95.5%	94.7%
Number of 3-R project starts	2	3	5	0

(1)
As adjusted for dispositions greater than the Company's 2018 guidance of $60 million and for accelerated loan fee amortization incurred in conjunction with the 10-year loan. Unadjusted hurdles were $1.98, $2.01 and $2.04 for threshold, target and maximum, respectively.

The Compensation Committee set the above ranges based on recommendations by our executive officers and subsequent review with the Company's independent compensation consultant. The target ranges for both per share FFO and same-property NOI growth were consistent with the Company's disclosed guidance at the time they were set. We note that the same property NOI growth target for 2018 of 1.25% was lower than the 2017 target of 2.5% due to disruption in the retail environment, including known and projected tenant bankruptcies. We also note that the target for portfolio lease percentage remained flat from 2017 to 2018 because the Compensation Committee believed that the Company was nearing maximum occupancy and that management would therefore be focusing more on retaining tenants and replacing unexpected vacancies rather than increasing occupancy.

With respect to FFO, we note that, when it initially set the 2018 FFO target, the Compensation Committee determined that the target's high relative weight could serve as a disincentive for management to sell assets and reduce leverage because any asset sales beyond those built into the Company model would necessarily dilute FFO and cause the Company to miss its FFO target. To avoid creating such a disincentive, the Compensation Committee included language in the resolution setting the FFO target stating that the Company's FFO performance would be adjusted to reflect any property sales in excess of those assumed in the Company's base model. Because the Company ultimately sold approximately $140 million more in operating properties for 2018 than had been assumed in its base model, the Compensation Committee adjusted the Company's FFO performance to omit $0.02 of FFO dilution caused by these excess sales. When making this adjustment, the Company subtracted both the projected FFO for the sold properties for the period after the sale date that was included in the target and the interest savings generated from the debt paydown. As a result, the adjusted target and adjusted results reflect performance for the post-sale period as though the sold properties were never owned.

With respect to the individual performance component of the short-term incentive compensation determination, the Compensation Committee concluded that Mr. Kite, Mr. McGowan and Mr. Murray merited a target performance rating based on the combination of strong operational performance and sensitivity to our short-term TSR performance. Mr. Sink left the Company on June 30, 2018, and his 2018 compensation was dictated by his Separation Agreement.

The Compensation Committee considered that our executive officers accomplished the following achievements in making the above determination:

  •
  Increased ABR to a Company-high $16.84 per square foot for the Company's retail portfolio, a 5% increase over the prior year, while maintaining a recovery ratio of nearly 90%;

  •
  Executed 315 new and renewal leases representing over 1.6 million square feet;

  •
  Generated solid leasing spreads of 12.3% on all new leases (22.6% GAAP) and 5.4% on all renewal leases (9.9% GAAP);

  •
  Made significant progress on the Company's "Big Box Surge" initiative by executing 12 anchor leases in 2018;

  •
  Increased small-shop leased percentage to 91.2%;

  •
  Commenced and/or completed construction on 14 major projects, with actual costs below budget;

  •
  Sold over $200 million of assets at attractive cap rates to increase overall portfolio metrics while reducing debt;

  •
  Completed a joint venture with Nuveen (f/k/a TH Real Estate);

  •
  Completed and opened the Embassy Suites hotel and delivered building pads to apartment developer at the highly successful mixed-use project at Eddy Street Commons, both of which used public incentives from the City of South Bend;

  •
  Increased weighted average debt maturity from 5.5 years to 5.8 years; and

  •
  Closed on a $250 million 10-year term loan, enabling the Company to extend its weighted average maturity debt portfolio by a full year and improve its debt maturity ladder so that no more than 20% of debt comes due in any single calendar year.

The Compensation Committee also considered the input of Mr. Kite when assessing the individual performance component with respect to Messrs. McGowan and Murray, principally because the Compensation Committee believes that Mr. Kite's input is valuable given his knowledge of our operations, the day-to-day responsibilities and performance of our other NEOs, the real estate industry generally and the markets in which we operate.

Based on the above formulas, the Company's actual results and the Compensation Committee's assessment of each NEO's performance, the following short-term incentive compensation was awarded. The awards were denominated in dollars and paid in cash with an option for each executive officer to receive a portion of the short-term incentive compensation in restricted common shares:

Named Executive Officer	2018 Year End Short-Term Incentive Compensation	2017 Year End Short-Term Incentive Compensation	% Change from 2017 to 2018

John A. Kite	$1,206,255	$1,150,817	4.8%
Thomas K. McGowan	$448,260	$442,866	1.2%
Scott E. Murray	$345,534	347,626	–1.0%

Consistent with prior practice, each officer was given the option to receive up to 50% of his short-term incentive compensation in restricted common shares, which would vest ratably over three years. To further align the interests of the NEOs with the interests of shareholders and to encourage them to take a long-term view of performance, the Compensation Committee determined that the Company would match an officer's election with additional restricted common shares by up to 20%, depending on the extent to which he elected to receive restricted common shares (i.e., up to an additional 20% in restricted common shares could be awarded). These additional restricted common shares, if any (the "Company match award"), would vest ratably over three years. None of our NEOs elected to take the Company match award for 2018.

As a final note with respect to the Company's short-term annual incentive program, the Compensation Committee believes that the results over the last three years illustrate that the Company has set rigorous objective metrics that determine the annual payments. To illustrate, in each of the last three fiscal years, Mr. Kite has earned a payout between 57% and 63% of his potential payout.

Messrs. Fear and Buell

Mr. Fear joined the Company in November 2018, and, pursuant to his employment agreement, the Company agreed to pay him a short-term incentive award equal to his prorated base salary for 2018.

Mr. Buell temporarily served as the Company's principal financial officer. Mr. Buell's compensation is determined by the Company's management, and he is generally eligible for an annual bonus based on management's subjective assessment of his performance over the course of the year.

SHARE-BASED INCENTIVE COMPENSATION AWARDS

All share-based compensation awards to NEOs are granted by the Compensation Committee, except for Mr. Buell, whose awards are suggested by management and approved by the Compensation Committee. The Compensation Committee awarded share-based incentive compensation because it believes such compensation aligns the interests of our senior executives with those of our shareholders, consistent with our pay-for-performance philosophy. For 2018, our equity compensation program was bifurcated into two components as follows:

Annual Equity Awards

Performance Share Units ("PSUs"): Provides incentive to achieve long-term, objective goals and relative share performance as compared to our shopping center peers	Time-Based Restricted Awards: Promotes the retention of our executives over a multi-year vesting period, plus a two-year holding period following the vesting date

60% Core LTI Compensation	40% Core LTI Compensation

The Compensation Committee approved target long-term incentive values for each of the NEOs as set forth below:

Named Executive Officer	Total Target Value	=	Target PSU Value	+	Target Time-Based Award Value

John A. Kite	$2,100,000	=	$1,260,000	+	$840,000
Thomas K. McGowan	$825,000	=	$495,000	+	$330,000
Daniel R. Sink	$650,000	=	$390,000	+	$260,000
Scott E. Murray	$500,000	=	$300,000	+	$200,000

The grant date of such awards is established when the Compensation Committee approves the grant and all key terms have been determined. In some cases, the Compensation Committee may select a future date as the grant date, so that the effective date of the grant is after the release of an earnings announcement or other material news. Mr. Fear and Mr. Buell did not participate in the above awards—their equity-based compensation is disclosed in the Summary Compensation Table, the Grant of Plan-Based Awards table and related notes.

PSU Awards.    The PSUs may be earned over a three-year performance period from January 1, 2018, to December 31, 2020—60% of the target PSUs are subject to a relative TSR requirement; and 40% of the target PSUs are subject to an operational hurdle.

For the NEOs to earn any portion of the "Relative TSR PSUs," the Company must satisfy the following relative TSR hurdles for the three-year period, as measured against the fourteen companies listed as the Company's compensation peer group in its 2018 proxy statement:

	Relative TSR Hurdles (Percentile)	Percentage of Relative TSR Target PSUs Earned

Threshold	30th	50%
Target	50th	100%
Maximum	80th	200%

If the Company's relative TSR percentile is less than the threshold set forth in the table above, then no Relative TSR PSUs will be earned. If the Company's relative TSR percentile falls between the applicable hurdles, then the number of Relative TSR PSUs earned will be determined based on linear interpolation.

The remaining "Operational PSUs" will be earned as measured by the Company's annual Funds Available for Distributions ("FAD") as adjusted, as follows:

  •
  At the end of each fiscal year, 1/3 of the Operational PSUs may be "locked-in" but will continue to be subject to the executive's service through the end of the measurement period and adjustment based on an absolute-TSR modifier.

  •
  The 2018 FAD target was set based on the Company's model, and the targets for 2019 and 2020 reflect 5% year-over-year growth. Threshold and maximum amounts reflect 3% and 7% year-over-year growth, with associated payouts of 50% and 150%, respectively. Payouts for in-between performance will be calculated by linear interpolation. FAD targets will be adjusted to reflect additional sales, capital markets activity, or other events not contemplated in the Company's corporate model.

  •
  Additionally, there will be an absolute TSR modifier that measures performance over the entire three-year period. The absolute TSR modifier may increase or decrease the total award by up to 25%. If absolute TSR over the three-year period is 0% or less, the award will be reduced by 25%; if absolute TSR is 15%, there will be no impact; if absolute TSR is greater than or equal to 30%, the award will be increased by 25%. Payouts for in-between performance will be calculated by linear interpolation. TSR includes share appreciation plus dividends assuming the reinvestment of dividends as calculated by a third party.

  •
  At the end of the three-year performance period, any earned PSUs will vest.

  •
  During the performance period, no quarterly or special dividends will be paid on the PSUs. All dividends will be paid on any earned units after the conclusion of the performance period.

    Upon a change in control, the awards will be fully accelerated and deemed to be earned at "target" levels.

	Percentage of Target Operational PSUs Earned	Absolute TSR	Absolute TSR Modifier

Threshold	50%	≤ 0%	–25%
Target	100%	15%	0%
Maximum	150%	≥ 30%	+25%

Time-Based Award Targets and Awards.    The Compensation Committee set time-based equity incentive award targets equal to 40% of the overall target for the annual equity incentive award for 2018. The actual value of the ultimate award could vary upward or downward from the target value based on the Compensation Committee's evaluation of 2018 performance. The Compensation Committee had discretion to grant time-based equity awards worth between 50% and 150% of the target value for each NEO. Based on its review of 2018 performance, in February 2019, the Compensation Committee determined that each of Messrs. Kite, McGowan and Murray would be awarded the target value for his time-based awards.

In making this determination, the Compensation Committee took into account its assessment that, from an operational perspective, the Company performed strongly in 2018 despite significant disruption in the retail industry. The Company continued to increase rents year-over-year, reaching a new Company-high ABR; it reached a new high of 92.1% small shop leased percentage; it signed 12 new anchor leases in 2018; it continued to successfully diversify its tenant lineup, bringing in several experiential, food-based, and serviced-based tenants; it continued to improve portfolio quality by selling assets and raising ABR; it closed on a joint venture with a well-respected investment fund; and it continued to strengthen its balance sheet.

The Compensation Committee also considered the Company's absolute and relative TSR performance. Notwithstanding the Company's otherwise strong performance with respect to operational measures, the Compensation Committee decided to limit the time-based equity awards to the target level for 2018.

With respect to the annual time-based equity awards, an executive officer may choose to receive LTIP units instead of restricted shares. Each of our executive officers elected to receive LTIP units instead of time-based restricted common shares, which, based on the closing price of our common shares on February 20, 2019, of $16.12, resulted in LTIP unit awards in the following amounts:

Named Executive Officer	LTIP Units ($ value)	LTIP Units (# of units)

John A. Kite	$839,997	52,109
Thomas K. McGowan	$329,993	20,471
Scott E. Murray	$200,001	12,407

As would have been the case if granted as time-based restricted common shares, these LTIP units vest ratably over three years from the date of award, which was February 21, 2019, and will be subject to an additional two-year post-vesting holding period. While the Compensation Committee determined to make the foregoing grants to Messrs. Kite, McGowan and Murray based on 2018 performance, the awards were made in February 2019, and, therefore, the value of such awards is not part of 2018 compensation in the Summary Compensation Table included in this proxy statement.

STATUS OF PERFORMANCE – BASED EQUITY AWARDS GRANTED SINCE 2016

To assist with calculating realizable pay, we provide the following updates with respect to ongoing and completed performance-based equity awards made to our CEO in the past three years, each as of December 31, 2018:

Grant Date	Thresh. Payout (Units)	Target Payout (Units)	Max. Payout (Units)	Perf. Period	Target/Actual Earned Date	Actual Payout

1/14/16 (2016 OPP)	NA	NA	167,156	3 years	12/31/18	No Payout
2/17/16 (PSUs)	9,913	19,826	39,652	3 years	12/31/18	No Payout
2/15/17 (PSUs)	21,964	43,928	87,856	3 years	12/31/19	Undetermined, but tracking slightly above threshold with respect to relative TSR only
2/23/18 (PSUs)	37,699	83,776	163,363	3 years	12/31/20	Undetermined, but tracking slightly above threshold with respect to operational PSUs only

OTHER COMPENSATION PLANS AND PERSONAL BENEFITS

We maintain a defined contribution plan (the "401(k) Plan"). All of our full-time employees are eligible to participate in the 401(k) Plan and are permitted to contribute up to the maximum percentage allowable without exceeding the limits under the Internal Revenue Code of 1986, as amended (the "Code"). All amounts deferred by a participant, as well as the contributions we make under the 401(k) Plan, vest immediately in the participant's account. We may make "matching contributions" equal to 100% of the participant's contribution up to 3% of the participant's salary and 50% of the participant's contribution over 3% and up to 5% of the participant's salary, not to exceed an annual maximum determined under the Code ($18,500 for 2018). During 2018, we made matching contributions totaling $55,000 on behalf of the NEOs.

We periodically provide certain benefits to our employees that we believe are important to attract and retain talented individuals. These benefits in 2018 included payments related to health care and life insurance. These benefits provided to our NEOs in 2018 are described in the Summary Compensation Table below. We do not offer defined benefit pension or supplemental executive retirement plans to any of our employees.

SHARE OWNERSHIP REQUIREMENTS

Pursuant to the Company's existing policy that was adopted in 2015, our current NEOs are required to own a number of our common shares or units of limited partnership interest of our Operating Partnership with an aggregate value calculated as a multiple of his respective base salary, as follows:

Named Executive Officer	Multiple of Base Salary	Value of Minimum Share Ownership Requirement (based on 2018 Base Salary)
John A. Kite	10x	$7,750,000
Thomas K. McGowan	3x	$1,440,000
Heath R. Fear	3x	$1,350,000
Scott E. Murray	2x	$740,000
David Buell (1)	NA	NA

(1)
Because Mr. Buell was our principal financial officer only for the transition period between Mr. Sink's departure and Mr. Fear's appointment, Mr. Buell was not subject to the ownership requirement.

Each of these NEOs had or will have until the later of five years from the adoption of the policy in 2015 or from his becoming a NEO to comply with the minimum share ownership requirement.

CLAWBACK POLICY

In March 2017, the Board approved the adoption of a clawback policy for incentive-based executive compensation (the "Clawback Policy"). The Clawback Policy was adopted with the intent that it will meet the scope of the currently proposed SEC Rule 10D-1 and ultimately the associated NYSE listing exchange rules. Under the Clawback Policy, in the event that the Company is required to prepare an accounting restatement due to the Company's material noncompliance with a financial reporting requirement, the Company shall make reasonable efforts to recover from any current or former executive officer the amount of certain incentive-based compensation in excess of what would have been paid or granted to that executive officer under the circumstances reflected by the accounting restatement. The Clawback Policy applies to any incentive-based compensation paid to an executive officer within the three-year period preceding the date of the restatement.

TAX LIMITS ON EXECUTIVE COMPENSATION

The Compensation Committee considers the tax deductibility of compensation as one of many factors when considering executive compensation program alternatives. Due to its tax status as a REIT, the Company must generally distribute its taxable income to shareholders. To the extent that compensation is not deductible, taxable income will be higher and distributions to shareholders may therefore be higher than they would be otherwise.

Under Section 162(m) of the Code, a publicly held corporation is generally limited to a $1 million annual tax deduction for compensation paid to each of its "covered employees." Prior to the enactment of the Tax Cuts and Jobs Act (the "Tax Act"), which was signed into law on December 22, 2017, a publicly held corporation's covered employees included its chief executive officer and three other most highly compensated executive officers (other than the chief financial officer), and certain "qualified performance-based compensation" was excluded from the $1 million deduction limit. The Tax Act made certain changes to Section 162(m), effective for taxable years beginning after December 31, 2017. These changes include, among others, expanding the definition of "covered employee" to include a publicly held corporation's chief financial officer and former officers and repealing the qualified performance-based compensation exception, subject to a transition rule for remuneration provided pursuant to a written binding contract which was in effect on November 2, 2017, and which was not modified in any material respect on or after that date.

Although the Compensation Committee is mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, the Compensation Committee nevertheless reserves the right to structure the compensation packages and awards in a manner that may exceed the limitation on deduction imposed by Section 162(m) if it determines that such payments are consistent with our pay-for-performance philosophy and are in the best interests of the Company.

PAY RATIO DISCLOSURE

Pursuant to Item 402(u) of SEC Regulation S-K and Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, presented below is the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee (excluding our CEO). The Company believes that the ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).

The Company identified its "median employee" as of December 31, 2018, by using Box 1 from Form W-2 for all Company employees employed as of that date, which is the same methodology we used to calculate the pay ratio disclosed in the Company's proxy statement last year. The Company annualized the reported compensation for all permanent employees that were hired during 2018. The Company did not make any cost-of-living or other adjustments.

Using this methodology, the Company's median employee was an exempt employee whose total annual compensation in 2018 was $111,479. This total compensation included annual base salary; a subjective, annual bonus; the Company's contributions towards dental, health and life insurance; the Company's contribution to the employee's heath savings account; and the Company's contribution to the employee under the 401(k) Plan. Using the total annual compensation from the Summary Compensation Table at page 44, our CEO's total annual compensation was $3,693,084. The ratio of our CEO's annual total compensation to our median employee's annual total compensation for fiscal year 2018 was 33.1 to 1.

SPECIAL NOTE REGARDING NON-GAAP FINANCIAL MEASURES

This Compensation Discussion and Analysis contains certain non-GAAP financial measures, which are described in more detail as follows:

  •
  EBITDA:  We define EBITDA as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. A reconciliation of EBITDA to consolidated net income is included on pages 57-58 of our Annual Report on Form 10-K for the year ended December 31, 2018.

  •
  Adjusted EBITDA:  Adjusted EBITDA is EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. A reconciliation of Adjusted EBITDA to consolidated net income is included on pages 57-58 of our Annual Report on Form 10-K for the year ended December 31, 2018.

  •
  FFO:  We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT) and related revisions, which we refer to as the White Paper. The White Paper defines FFO as consolidated net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for third-party shares of appropriate items. A reconciliation of FFO to consolidated net income is included on pages 56-57 of our Annual Report on Form 10-K for the year ended December 31, 2018.

  •
  NOI:  NOI is income from our real estate, including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. A reconciliation of NOI to net income attributable to common shareholders is included on pages 55-56 of our Annual Report on Form 10-K for the year ended December 31, 2018.

  •
  Same-Property NOI:  Same-Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. A reconciliation of Same-Property NOI to net income attributable to common shareholders is included on pages 55-56 of our Annual Report on Form 10-K for the year ended December 31, 2018.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Respectfully submitted,
The Compensation Committee of the Board of Trustees
WILLIAM E. BINDLEY(Chairman) VICTOR J. COLEMAN DAVID R. O'REILLY

COMPENSATION OF EXECUTIVE OFFICERS AND TRUSTEES

The following tables contain certain compensation information for our NEOs. Our current NEOs consist of our Chief Executive Officer; Chief Operating Officer; Chief Financial Officer; and Executive Vice President, General Counsel and Corporate Secretary. In addition, there were two other NEOs for parts of 2018: our former Chief Financial Officer, who left the Company in June 2018, and our Chief Accounting Officer, who temporarily served as our principal financial officer.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of all compensation earned, awarded or paid to the NEOs for the fiscal years ended December 31, 2018, 2017 and 2016.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Share and PSU Awards (3)	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)	Total
John A. Kite	2018	$775,000	—	$1,685,083	$1,206,255	$26,746	$3,693,084
Chairman & CEO	2017	$725,000	—	$1,504,875	$1,150,817	$15,656	$3,396,348
	2016	$700,000	—	$1,827,015	$990,500	$14,074	$3,531,589

Thomas K. McGowan	2018	$480,000	—	$673,251	$448,260	$21,751	$1,623,262
President & COO	2017	$465,000	—	$608,004	$442,866	$21,561	$1,537,431
	2016	$450,000	—	$749,063	$382,050	$20,580	$1,601,693

Daniel R. Sink	2018	$215,000	—	$533,393	—	$934,438	$1,682,831
Former EVP & CFO	2017	$415,000	—	$501,708	$395,246	$26,456	$1,338,410
	2016	$400,000	—	$614,868	$339,600	$24,674	$1,379,142

Heath R. Fear (6)	2018	$75,000	$75,000	$1,443,740	—	—	$1,593,740
EVP & CFO

Scott E. Murray	2018	$370,000	—	$434,526	$345,534	$26,746	$1,176,806
EVP, General	2017	$365,000	—	$418,125	$347,626	$26,456	$1,157,207
Counsel & Secretary	2016	$335,000	—	$382,585	$246,560	$24,077	$988,222

David Buell (7)	2018	$220,000	$85,000	$74,988	—	$26,475	$406,463
SVP & CAO

(1)
"Salary" column represents total salary earned in each of the fiscal years shown. For Mr. Sink, the amount for 2018 represents his salary from January 1, 2018, to June 30, 2018, his last day of employment. For Mr. Fear, the amount represents his salary from November 5, 2018, to December 31, 2018.
(2)
For Mr. Fear, represents the 2018 short-term incentive award guaranteed to him pursuant to his employment agreement. For Mr. Buell, represents his 2018 annual bonus, which was determined based on management's subjective assessment of his performance over the course of the year.
(3)
The amounts disclosed in this column for 2018 reflect the aggregate grant date fair value of (a) the share-based incentive compensation for the 2017 fiscal year awarded to each NEO (other than Mr. Fear) in February 2018 as restricted shares or LTIP units, and (b) PSUs awarded in February 2018 to each NEO (other than Messrs. Fear and Buell), which will be earned, if at all, over a three-year performance period based 60% on relative TSR and 40% on objective financial hurdles, modified based on absolute TSR, as follows:

	Share-Based Incentive Awards for 2017 Performance (Restricted Shares or LTIP Units)	Performance Share Units for 2018-2020 Performance Period (PSUs)
John A. Kite	$594,990	$1,090,093
Thomas K. McGowan	$245,000	$428,251
Daniel R. Sink	$195,992	$337,401
Scott E. Murray	$174,989	$259,537
David Buell	$74,988	NA

For the PSUs awarded in February 2018, the values at the grant date assuming that the highest level of performance conditions will be achieved were as follows: $2,055,109 for Mr. Kite; $834,023 for Mr. McGowan; $657,092 for Mr. Sink; and $505,452 for Mr. Murray.

The amounts in this column for Mr. Fear reflect the inducement award provided in his employment agreement, consisting of the following: 71,383 time-based restricted shares and 23,794 performance-based restricted shares.
(4)
Represents the amount of the annual short-term incentive compensation earned by each NEO (other than Messrs. Fear and Buell) for fiscal year 2018, fiscal year 2017 and fiscal year 2016, respectively, including, if any, the amount of such short-term incentive compensation such NEO elected to receive in restricted shares in lieu of cash, but excluding the amount of restricted common shares awarded as match award incentive grants relating thereto.
(5)
The amount shown in the "All Other Compensation" column reflects for each NEO:
•
the value of premiums paid pursuant to health and dental insurance benefits provided by the Company;
•
the value of premiums paid pursuant to life and disability insurance benefits provided by the Company;
•
contributions to employees' heath savings accounts; and
•
matching contributions allocated by the Company pursuant to the 401(k) Plan.

The amount attributable to each such perquisite or personal benefit (as defined by SEC rules) for each NEO set forth above does not exceed the greater of $25,000 or 10% of the total amount of perquisites or benefits received by such NEO. The amount attributable to each item that is not a perquisite or personal benefit (as defined by SEC rules) does not exceed $10,000.

For Mr. Sink, the amount in this column also includes the following amounts paid pursuant to his Separation Agreement: (i) $723,064, which is the value of fully accelerating the vesting of all of Mr. Sink's outstanding time-vesting equity awards as of his separation, (ii) $161,250 (less applicable taxes and withholdings), which was one half of his target 2018 short-term non-equity incentive plan compensation, and (iii) $30,389 (less applicable taxes and withholdings), which presents accrued but unused PTO at his termination date.
(6)
Mr. Fear commenced employment as the Company's Executive Vice President and Chief Financial Officer on November 5, 2018.
(7)
David Buell, Senior Vice President, Chief Accounting Officer, performed the functions of the Company's principal financial officer from July 1, 2018 to November 4, 2018. Information in this table reflects his compensation for all of 2018.

GRANTS OF PLAN-BASED AWARDS IN 2018

The following table sets forth information concerning the grants of plan-based awards made to each NEO in the fiscal year ended December 31, 2018.

									All Other Share Awards: Amount of Shares or Share Units (#)		Full Grant Date Fair Value of Share and Option Awards ($)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)
Name and Principal Position
	Grant Date		Threshold	Target	Maximum	Threshold	Target	Maximum
John A. Kite	2/23/2018		$581,250	$968,750	$1,937,500	—		—	45,212	(2)	$594,990
Chairman & CEO	2/23/2018	(3)	—	—	—	37,699	83,776	163,363	—		$1,090,093

Thomas K. McGowan	2/23/2018		$216,000	$360,000	$720,000	—	—	—	18,617	(2)	$245,000
President & COO	2/23/2018	(3)	—	—	—	14,810	32,912	64,178	—		$428,251

Daniel R. Sink	2/23/2018		$193,500	$322,500	$645,000	—	—	—	14,893	(2)	$195,992
Former EVP & CFO	2/15/2018	(3)	—	—	—	11,669	25,930	50,564	—		$337,401

Heath R. Fear	11/5/2018	(4)	—	—	—	—	—		71,383	(5)	$1,124,996
EVP & CFO			—	—	—	11,897	23,794	23,794			$318,744

Scott E. Murray	2/23/2018		$166,500	$277,500	$555,000	—	—	—	13,297	(2)	$174,989
EVP, General Counsel &	2/15/2018	(3)	—	—	—	8,976	19,946	38,895	—		$259,537
Corporate Secretary

David Buell (6)	3/1/2018		—	—	—	—	—	—	4,953		$74,988
SVP & CAO

(1)
Represent the possible payouts under the Company's annual short-term incentive compensation plan set by the Compensation Committee in February 2018. The amount of annual short-term incentive compensation eligible to be earned by each of the NEOs (other than Messrs. Fear and Buell) was based upon objective corporate performance metrics and a subjective assessment of each individual executive's performance. The actual amount earned by each NEO in 2018 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(2)
Represent LTIP units awarded in February 2018 as share-based incentive compensation for the 2017 fiscal year. These LTIP units will vest ratably over a period of three years, contingent on continued service by the executive officer through the applicable vesting date. The awards are also subject to a two-year "no-sell" restriction prohibiting the executive officers from transferring the units for a two-year period after the award vests, except to the extent necessary to satisfy tax obligations.
(3)
Represent PSUs awarded in February 2018, which will be earned, if at all, over a three-year performance period based 60% on relative TSR and 40% on achieving objective financial hurdles, modified by absolute TSR. The units that are earned vest at the end of the performance period.
(4)
Represent time-based restricted shares granted to Mr. Fear under his employment agreement on November 5, 2018, which will vest ratably over a period of four years, contingent on continued service by Mr. Fear through the applicable vesting date.
(5)
Represent performance-based restricted shares awarded to Mr. Fear under his employment agreement on November 5, 2018, which will be earned, if at all, over a three-year performance period based on relative TSR. The units that are earned at the end of the performance period vest on the fourth anniversary of the grant date, subject to Mr. Fear's continued service with the Company through such date.
(6)
David Buell, Senior Vice President and Chief Accounting Officer, performed the functions of the Company's principal financial officer from July 1, 2018 to November 4, 2018. This number represents restricted common shares awarded in March 2018 based on management's and the Compensation Committee's subjective assessment of Mr. Buell's performance in 2017.

ADDITIONAL INFORMATION RELATED TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN BASED-AWARDS TABLE

Employment Agreements.    On July 28, 2014, we entered into new employment agreements with each of Messrs. Kite, McGowan and Sink. These new employment agreements were effective as of July 1, 2014, and superseded their previous agreements with us, which were initially entered into in 2004 in connection with our initial public offering and renewed annually each year thereafter. In addition, on August 6, 2014, we entered into an employment agreement with Mr. Murray in connection with his joining our Company. On October 1, 2018, we entered into an agreement with Heath R. Fear in connection with his joining our Company, effective as of November 5, 2018. We do not have an employment agreement with Mr. Buell.

  •
  The term of each employment agreement for Messrs. Kite, McGowan, and Murray ended June 30, 2018, with automatic one-year renewals on each anniversary, unless the Board or the executive elects not to extend the term by providing the other party with 90 days' written notice. As of December 31, 2018, each of these agreements was in an automatic renewal period.

  •
  On June 30, 2018, we entered into the Separation Agreement with Mr. Sink in connection with his leaving the Company. Mr. Sink, in April 2018, had indicated his intention not to renew his employment agreement upon its June 30, 2018 expiration. Under the terms of the Separation Agreement, the Company agreed to (i) as of the date after the seven-day revocation period provided in the Separation Agreement, fully accelerate the vesting of all of Mr. Sink's then-outstanding equity or equity-based awards that were subject only to time-vesting based on continued service as set forth in the Separation Agreement, (ii) as of June 30, 2018, waive all no-sell restrictions applicable to shares of the Company's common stock (including common stock issued upon conversion of LTIP units) then-held by Mr. Sink, and (iii) pay Mr. Sink a lump sum cash payment of $161,250 (less applicable taxes and withholdings), which amount is equivalent to 50% of his 2018 target cash bonus opportunity. In addition, Mr. Sink received payment for accrued but unused paid time off.

  •
  The employment agreements set base salaries and annual cash incentive targets for the executives. As described in more detail under "Compensation Discussion and Analysis—Components of Executive Compensation—Base Salaries" and "Compensation Discussion and Analysis—Components of Executive Compensation—Short-Term Incentive Compensation," the executive's 2018 base salaries and annual cash incentive targets are as follows:

Executive	Base Salary	Annual Cash Incentive Target
John A. Kite	$775,000	125% of Base Salary
Thomas K. McGowan	$480,000	75% of Base Salary
Heath R. Fear	$450,000	At least 100% of Base Salary (see note below)
Scott E. Murray	$370,000	75% of Base Salary
  •
  Mr. Fear's employment agreement provides for a short-term incentive compensation payment related to 2019 equal to the greater of (i) 100% of his base salary, regardless of whether 2019 performance objectives are achieved, and (ii) his base salary multiplied by the performance multiplier earned by the Company's COO and General Counsel for such year.

  •
  The provisions of each employment agreement do not permit the executive's base salary to be reduced by us during the term of the agreement. Thus, each executive's prior year salary effectively serves as a minimum requirement for the NEO's salary for the ensuing year. For a discussion of the NEOs' 2018 base salaries, please see "Compensation Discussion and Analysis—Components of Executive Compensation—Base Salaries."

  •
  The employment agreements also provide that the executives are entitled to participate in our 2013 Equity Incentive Plan and any group life, hospitalization or disability insurance plans, health programs, pension and profit sharing plans, and similar benefits commensurate with the benefits we provide to our senior executives generally. Mr. Fear's employment agreement also provides that, from the commencement of his employment through December 31, 2019, the Company will reimburse him for up to $3,500 per month for housing and ordinary commuting expenses associated with working from the Company's Indianapolis headquarters. For information related to the additional benefits provided to our NEOs, please see the "All Other Compensation" column of the "Summary Compensation Table" above.

  •
  Under each employment agreement, if the executive is terminated by us without "cause" (including our election not to extend the term of his agreement but not on account of "disability") or resigns for "good reason" (each as defined in his employment agreement), he will be entitled to certain severance payments, as described in detail below under "—Potential Payments Upon Termination or Change-in-Control."

  •
  Each employment agreement contains confidentiality, non-competition, non-solicitation and non-disparagement restrictions during the term of the employment agreement and for certain specified periods thereafter. The non-competition restricted period is 18 months for Mr. Kite and Mr. McGowan and 12 months for Mr. Sink, Mr. Murray, and Mr. Fear.

Bonuses and Equity Awards.    Each of our NEOs (other than Mr. Sink) received in 2019 short-term incentive compensation related to 2018 performance, or in the case of Mr. Fear, provided by the terms of his employment agreement, that was paid in the form of cash. For a discussion of these awards, including their material terms and features, please see "Compensation Discussion and Analysis—Components of Executive Compensation—Short-Term Incentive Compensation" and "Summary Compensation Table." In 2018, 2017 and 2016, each of our NEOs (other than Messrs. Fear and Buell, and for 2018, Mr. Sink) received discretionary bonuses paid in the form of cash, common shares, and/or LTIP units related to 2017, 2016 and 2015 performance, respectively. See the footnotes to the "Summary Compensation Table" above. In recent years, we have also made additional grants of restricted common shares and/or LTIP units to each of our NEOs, and for Messrs. Kite, McGowan, Sink , and Murray, additional grants of PSUs. See "Compensation Discussion and Analysis—Components of Executive Compensation—Grants of Share-Based Incentive Compensation Awards," the "Summary Compensation Table" and the "Grants of Plan Based Awards in 2018" Table, including the footnotes to such tables.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2018

The following table sets forth the outstanding equity awards for each NEO as of December 31, 2018.

	Option Awards (1)				Share Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Shares That Have Not Vested (#) (3)	Market Value of Shares or Units of Shares That Have Not Vested ($) (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (7)
John A. Kite	15,000	—	$14.24	2/23/2019
Chairman & CEO	12,500	—	$16.60	2/22/2020
	19,068	—	$21.04	2/18/2021
					98,188	$1,383,475	83,212	(5)	$1,172,451

Thomas K. McGowan	1,687	—	$16.60	2/22/2020
President & COO					38,994	$549,430	33,313	(5)	$469,383

Daniel R. Sink	—	—	—	—
Former EVP & CFO					—	—	—		—

Heath R. Fear	—	—	—	—
EVP & CFO					71,383	$1,005,786	23,794	(6)	$335,257

Scott E. Murray	—	—	—	—
EVP, General Counsel and Corporate Secretary					22,484	$316,798	21,658	(5)	$305,156

David Buell	—	—	—	—
SVP & CAO					8,323	$117,271	—		—

(1)
Common share option awards vest over five years and expire ten years from the grant date. Twenty percent of the common share options vest on the one-year anniversary of the grant date and the remaining common share options vest monthly over the subsequent 48 months.
(2)
Takes into account our one-for-four reverse share split that occurred in August 2014.
(3)
Represents restricted common share and LTIP awards granted prior to January 1, 2019 that are not fully vested as of December 31, 2018, all of which vest ratably over three to five years beginning on the first anniversary date of the grant and are not subject to any performance criteria, and in some cases are subject to a "no-sell" restriction prohibiting the executive officers from transferring the shares for a specified period after the award vests, except to the extent necessary to satisfy tax obligations. Following is a table that reflects the grant date, number of shares granted, and vesting period for grants of restricted shares (or converted LTIP units) a portion of which remain unvested as of December 31, 2018:

Name	Grant Date	# of Shares or Units Granted	Vesting Period (Years)
John A. Kite	2/24/14	30,616	5
	3/25/14	50,000	5
	3/4/15	18,765	5
	2/17/16	23,791	5
	2/15/17	22,609	3
	2/23/18	45,212	3

Thomas K. McGowan	2/24/14	11,466	5
	3/25/14	20,000	5
	3/4/15	6,913	5
	2/17/16	9,176	5
	2/15/17	8,720	3
	2/23/18	18,617	3

Heath R. Fear	11/5/18	71,383	4

Scott E. Murray	8/19/14	11,587	5
	2/17/16	5,438	5
	2/15/17	5,410	3
	2/23/18	13,297	3

David Buell	2/14/14	814	5
	3/2/15	882	5
	2/17/16	1,888	5
	2/15/17	2,153	5
	3/1/18	4,953	5
(4)
Based on the closing share price on December 31, 2018 of $14.09.
(5)
Represents the 2017 and 2018 awards of performance-based restricted share units that may be earned over a three-year performance period from January 1, 2017, to December 31, 2019, and January 1, 2018, to December 31, 2020, respectively. For the 2017 PSUs, an eligible payout of up to 200% of target may be earned depending on our TSR over the three-year measurement period, partially in relation to specific percentiles of the peer group and partially in relation to absolute TSR. For the 2018 PSUs, an eligible payout of up to 195% of target may be earned depending on our relative TSR over the three-year measurement period and whether we achieve certain objective financial hurdles, with the potential payout modified depending on absolute TSR. Following Note 7 below is a table reflecting the grant date, the number of units and estimated market value (in each case, based on achieving threshold performance goals, except that if the previous fiscal year's performance exceeded the threshold, then based on the next higher performance measure that exceeds the previous fiscal year's performance), and grant type.
(6)
Represents performance-based restricted shares that may be earned over a three-year performance period from November 5, 2018, to November 5, 2021, based on relative TSR, where the units that are earned at the end of the performance period vest on November 5, 2022, subject to Mr. Fear's continued service.

(7)
Represents payout value of unearned equity incentive plan awards. Below is a table reflecting the grant date, number of units granted (at Target), estimated market value based on current performance level (using closing price from December 31, 2018, of $14.09 per share), and grant type:

Name	Grant Date	# of Units Granted (Target)	Assumed Performance Level	Estimated Market Value	Grant Type
John A. Kite	2/15/17	21,964	Target	$309,473	Relative TSR PSUs
	2/15/17	21,964	Threshold (10,982 units)	$154,736	Absolute TSR PSUs
	2/23/18	50,266	Threshold (25,133 units)	$354,121	Relative TSR PSUs
	2/23/18	33,510	Target * 75% (25,133 units)	$354,121	Operational PSUs

Thomas K. McGowan	2/15/17	9,044	Target	$127,430	Relative TSR PSUs
	2/15/17	9,044	Threshold (4,522 units)	$63,715	Absolute TSR PSUs
	2/23/18	19,747	Threshold (9,873 units)	$139,119	Relative TSR PSUs
	2/23/18	13,165	Target * 75% (9,874 units)	$139,119	Operational PSUs

Heath R. Fear	11/5/18	23,794	Target	$335,257	Relative TSR Performance- Based Restricted Shares

Scott E. Murray	2/15/17	6,460	Target	$91,021	Relative TSR PSUs
	2/15/17	6,460	Threshold (3,230 units)	$45,511	Absolute TSR PSUs
	2/23/18	11,968	Threshold (5,984 units)	$84,312	Relative TSR PSUs
	2/23/18	7,978	Target * 75% (5,984 units)	$84,312	Operational PSUs

OPTION EXERCISES AND SHARES VESTED IN 2018

The following table sets forth the number of share options that were exercised during 2018 and the value realized on exercise, and the amounts and value of restricted common shares that vested during 2018 for each NEO.

	Option Awards		Share Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares or Units Acquired on Vesting	Value Realized on Vesting ($) (1)
John A. Kite	—	—	88,016	$1,409,184
Chairman & CEO

Thomas K. McGowan	—	—	30,448	$484,172
President & COO

Daniel R. Sink	—	—	57,468	$950,291
Former EVP & CFO

Heath R. Fear	—	—	—	—
EVP & CFO

Scott E. Murray	—	—	5,208	$83,895
EVP, General Counsel and Corporate Secretary

David Buell	—	—	1,584	$24,546
SVP & CAO

(1)
Value realized on vesting was determined using the closing price of the Company's common shares on the respective dates that the restricted shares vested or, if they vested on a non-trading day, the closing price on the next trading day. For Mr. Sink, vested shares or units include 42,533 shares and units that vested pursuant to his Separation Agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We may be required to make certain payments to our NEOs in the event their services are terminated or we experience a change in control. Under the terms of our employment agreements with Messrs. Kite, Fear, McGowan and Murray, the amount of these payments (and whether we would be required to make them) depends on the nature of the executive's termination. The various termination and change in control scenarios and the amounts we would be required to pay upon the occurrence of each are described below.

Termination by us without "Cause" (including our non-renewal of the employment agreement) or by the NEO for "Good Reason"	In this scenario, the NEO would be entitled to:

•

compensation accrued at the time of termination

•

a lump sum severance payment equal to his "severance multiple" (which for Mr. Kite and Mr. McGowan is three and for Mr. Fear and Mr. Murray is two), multiplied by the sum of his base salary then in effect and the average annual cash incentive compensation actually paid to the Executive with respect to the prior three fiscal years (or, if Mr. Fear has not been employed by the Company during the entire prior three fiscal year period, then instead of his average annual cash incentive compensation subject to the severance multiple, either the average annual cash incentive actually paid to Mr. Fear with respect to each full fiscal year for which he was employed or his full-year cash incentive compensation target for 2019 will be subject to the severance multiple, depending on how long Mr. Fear is employed with the Company prior to his termination)

•

a lump sum severance payment equal to his pro rata annual cash incentive compensation for the year of termination, subject to the performance criteria having been met for that year unless termination occurs in the year of, and following, a "change in control" (as defined in the executive's employment agreement)

• continued medical, prescription and dental benefits to the Executive and/or the Executive's family for 18 months after the Executive's termination date
• full and immediate vesting of his equity awards that are subject only to time-vesting based on service

•

pro-rata vesting of his performance-based equity awards if the performance objectives are achieved at the end of the performance period, except that if the termination of employment occurs during an outstanding performance period in which a "change in control" (as defined in the executive's employment agreement) occurs, and such termination follows the change in control, there will be full and immediate vesting of his performance-based equity awards as of his termination date at the greater of (A) the target level on his termination date or (B) actual performance as of his termination date

Termination by us for "Cause" or by the NEO without "Good Reason" (including his non-renewal of the employment agreement)	In this scenario, the NEO would be entitled to: • compensation accrued at the time of termination

Termination for Death or Disability	In this scenario, the NEO would be entitled to:

•

compensation accrued at the time of termination

•

a lump sum payment equal to his pro rata annual cash incentive compensation target for the year of termination

• continued medical, prescription and dental benefits to him and/or his family for 18 months after his termination date

•

under his employment agreement, full and immediate vesting of his equity awards, other than any performance-based equity award that is designated as an outperformance award (other than for Mr. Fear) and that specifically supersedes the vesting provision of his employment agreement; under the Company's form of award agreement for the PSUs granted in both 2017 and 2018, if the NEO's service terminates due to death or disability during the Performance Period, the Target Number of Shares vest on the effective date of termination

Change in Control	Under the 2013 Equity Incentive Plan, in the event of a "corporate transaction" (as defined in such plan) where outstanding equity awards are not assumed by our corporate successor, the NEO would receive:

•

full and immediate vesting of all equity awards that were granted under our previous equity incentive plans

•

full and immediate vesting of all time-vested equity awards granted under the 2013 Equity Incentive Plan (unless we elect to cancel such awards and pay the value received in the corporate transaction by holders of shares for them)

•

settlement of performance awards (i) at target if less than half the performance period has passed or if actual performance is not determinable, and (ii) based on actual performance to date if at least half the performance period has passed

Under the form of award agreement for the PSUs granted in 2018, in the event of a corporate transaction, the NEO would receive full and immediate vesting of the PSUs at the target level.

For purposes of the foregoing scenarios, "Cause," "Good Reason" and "Change in Control" are defined as follows:

  •
  Cause.  Each of the employment agreements generally defines "cause" as an executive's (i) conviction for or pleading nolo contendere to a felony; (ii) commission of an act of fraud, theft or dishonesty related to our business or his duties; (iii) willful and continuing failure or habitual neglect to perform his duties; (iv) material violation of confidentiality covenants, non-competition agreement or other restrictive covenants contained in the employment agreement; or (v) willful and continuing breach of the employment agreement.

  •
  Good Reason.  Each of the employment agreements generally defines "good reason" as (i) a material reduction in the executive's authority, duties and responsibilities or the assignment to him of duties materially and adversely inconsistent with his position; (ii) a material reduction in the executive's annual salary that is not in connection with a reduction of compensation applicable to senior management employees; (iii) our requirement that the executive's work location be moved more than 50 miles from our principal place of business in Indianapolis, Indiana; (iv) our failure to obtain a reasonably satisfactory agreement in form and substance to the executive from any successor to our business to assume and perform the employment agreement; or (v) our material breach of the employment agreement.

  •
  Change in Control.  The 2013 Equity Incentive Plan generally defines "corporate transaction" as the first occurrence of, in a single transaction or in a series of related transactions, of any of the following events: (i) our dissolution or liquidation or a merger, consolidation, or reorganization of us with one or more other entities in which we are not the surviving entity; (ii) a consummated sale of all or substantially all of the assets of us to another person or entity; (iii) any transaction (including a merger or reorganization in which we are the surviving entity) that results in any person or entity (other than persons or entities who are shareholders or affiliates of us immediately prior to the transaction) owning 30% or more of the combined voting power of all classes of our shares; or (iv) a change in the composition of our Board as of July 23, 2004, in which the incumbent trustees cease, for any reason, to constitute a majority of the Board unless each trustee who was not an incumbent trustee was elected, or nominated for election, and approved by a vote of at least a majority of the incumbent trustees and trustees subsequently so elected or nominated, excluding those trustees who initially assumed office as a result of an actual or threatened election contest or other solicitation of proxies by or on behalf of an individual, entity or group other than the Board.

QUANTIFICATION OF BENEFITS UNDER TERMINATION EVENTS

The tables below set forth the amount that we would have been required to pay each of the NEOs under the termination events described above or upon a change in control, assuming the termination or change in control occurred on December 31, 2018.

Benefits and Payments	Without Cause or For Good Reason (1)		For Cause or Without Good Reason (2)	Death or Disability	Change in Control (No Termination) (3)

John A. Kite

Cash Severance	$6,678,822		$1,206,255	$1,206,255	—
Accelerated Vesting of Non-Vested Equity Awards	$2,975,999	(4)	—	$3,182,825	$2,873,352
Medical Benefits	$18,722		—	$18,722	—

Total	$9,673,542		$1,206,255	$4,407,801	$2,873,352

Thomas K. McGowan

Cash Severance	$3,101,301		$448,260	$448,260	—
Accelerated Vesting of Non-Vested Equity Awards	$1,190,668	(4)	—	$1,268,020	$1,140,590
Medical Benefits	$11,229		—	$11,229	—

Total	$4,303,198		$448,260	$1,727,509	$1,140,590

Heath R. Fear

Cash Severance	$1,875,000		$75,000	$75,000	—
Accelerated Vesting of Non-Vested Equity Awards	$1,024,412	(4)	—	$1,341,044	$1,341,044
Medical Benefits	$18,722		—	$18,722	—

Total	$2,918,134		$75,000	$1,434,766	$1,341,044

Scott E. Murray

Cash Severance	$1,641,125		$345,534	$345,534	—
Accelerated Vesting of Non-Vested Equity Awards	$742,197	(4)	—	$779,880	$688,858
Medical Benefits	$18,722		—	$18,722	—

Total	$2,402,043		$345,534	$1,144,135	$688,858

David Buell

Cash Severance	—		—	—
Accelerated Vesting of Non-Vested Equity Awards	—		—	$117,271	$117,271
Medical Benefits	—		—	—

Total	—		—	$117,271	$117,271

(1)
Includes non-renewal by us of the executive's employment agreement.
(2)
Includes non-renewal by the executive of his employment agreement. The amounts in this column reflect the "Compensation Accrued at Termination" as defined in each NEO's Executive Employment Agreement, which includes the "Annual Cash Incentive" for 2018 performance, which is only payable because the applicable presumed termination date for purposes of this table is assumed to be the last day of the Company's 2018 fiscal year (and would not otherwise be payable upon any termination prior to such date).
(3)
Consists of a "Corporate Transaction" under the 2013 Equity Incentive Plan in which outstanding equity awards are not assumed by our corporate successor. Amounts in this column are payable solely by operation of our 2013 Equity Incentive Plan and, for PSUs granted in 2018, by operation of the applicable award agreements, which provide for acceleration at the target level upon a Corporate Transaction. For the 2017 PSUs, we assumed zero for the Absolute TSR PSUs and target for the Relative TSR PSUs.
(4)
Amount calculated as (i) the number of shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2018 Table) multiplied by the closing price of our common shares of $14.09 on December 31, 2018, (ii) payout of PSUs awarded in 2017 and 2018 at the maximum payout of 200% and 195% of target, respectively (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2018 Table), pro-rated to December 31, 2018, and using the closing price of our common shares of $14.09 on December 31, 2018.

Daniel R. Sink's employment agreement expired on June 30, 2018, and he entered into a Separation Agreement under which: (i) Mr. Sink received $723,064, which is the value of fully accelerating the vesting of all of his then-outstanding time-vesting equity-based awards, (ii) the Company waived all existing no-sell restrictions applicable to the Company's common shares then-held by Mr. Sink, and (iii) Mr. Sink received a lump sum cash payment of $161,250 (less applicable taxes and withholdings), in addition to payment for all of his accrued but unused paid time off, in the amount of $30,389 (less applicable taxes and withholdings).

David Buell does not have an employment agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our common shares that may be issued under all of our existing equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders	60,567	$17.08	332,263
Equity compensation plans not approved by shareholders	—	—	—

Total		$17.08	332,263

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. After careful consideration of the matter and in recognition of the importance of this matter to our shareholders, the Board has determined that it is in the best interests of the Company and our shareholders to seek the ratification by our shareholders of our Audit Committee's selection of our independent registered public accounting firm. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of all the votes cast at the annual meeting with respect to the matter is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm. For purposes of this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, our Board and the Audit Committee may, in their discretion, change that appointment at any time during the year should they determine such a change would be in the best interests of the Company and our shareholders. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES

Our consolidated financial statements for the years ended December 31, 2018 and 2017 have been audited by Ernst & Young LLP, which served as our independent registered public accounting firm for those years.

The following summarizes the fees billed by Ernst & Young LLP for services performed for the years ended December 31, 2018 and 2017:

	2018	2017
Audit Fees (1)	$967,500	$896,080
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$967,500	$898,080

(1)
Represents fees for the audit of the financial statements and the attestation on the effectiveness of internal control over financial reporting.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee's policy is to review and pre-approve, either pursuant to the Audit Committee's Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company's independent auditor to provide any permitted non-audit service to the Company. The Audit Committee has delegated authority to its chairman to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $200,000. The chairman must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

All audit-related and non-audit services provided to us by Ernst & Young LLP since our initial public offering have been pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Mr. Gerald W. Grupe, Ms. Christie B. Kelly, Mr. David R. O'Reilly and Dr. Charles H. Wurtzebach. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018 with our management.

The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by Auditing Standard No. 1301, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board ("PCAOB").

The Audit Committee has received both the written disclosures and the letter regarding the independent auditor's independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors their independence. In addition, the Audit Committee considers whether the provision of non-audit services, and the fees charged for such non-audit services, by the independent auditor are compatible with maintaining the independence of the independent auditor from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements for 2018 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Respectfully submitted,
The Audit Committee of the Board of Trustees
CHARLES H. WURTZEBACH (CHAIRMAN) GERALD W. GRUPE CHRISTIE B. KELLY DAVID R. O'REILLY

PROPOSAL 4: APPROVAL OF THE AMENDED AND RESTATED 2013 PLAN

Background

We are asking shareholders to consider and vote upon a proposal to approve the Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019, which we refer to as the "Amended and Restated 2013 Plan."

The Board adopted the Amended and Restated 2013 Plan as of February 28, 2019, subject to the receipt of shareholder approval of the Amended and Restated 2013 Plan, which is required under NYSE rules because the Amended and Restated 2013 Plan constitutes a material amendment to the Kite Realty Group Trust 2013 Equity Incentive Plan, which we refer to as the "2013 Plan." If approved by the Company's shareholders, the Amended and Restated 2013 Plan would, among other things:

  •
  constitute an amendment and restatement of the 2013 Plan;

  •
  establish February 27, 2029 as the termination date of the Amended and Restated 2013 Plan, unless the Amended and Restated 2013 Plan is terminated by its terms prior to such date;

  •
  increase the number of shares of the Company's common shares of beneficial interest (the "common shares") issuable under the 2013 Plan by 3,000,000 common share equivalents, as discussed in more detail below;

  •
  include a fungible share reserve, where each common share subject to a "Full Value Award" would count as one common share, and each common share subject to an award other than a Full Value Award would count as 1.00/5.35 common shares, for purposes of calculating the number of common shares available for issuance pursuant to the new pool of common share equivalents;

  •
  define a "Full Value Award" as an award whose value at the time of grant is substantially equal to the fair market value of an equivalent number of common shares of the Company. Examples of a "Full Value Award" include awards of time-vested restricted shares or LTIP units and performance-based restricted shares and LTIP units. In such awards, it is contemplated that the award will ultimately convert into common shares or partnership units on a one-for-one basis; and

  •
  define an "Award other than a Full Value Award" (which may otherwise be referred to as a "share appreciation award") as an award whose value at the time of grant is significantly less than the fair market value of an equivalent number of common shares of the Company. Examples of an "Award other than a Full Value Award" include options, share appreciation rights, and AO units (as defined and discussed further below). In these awards, it is contemplated that the award will ultimately convert into common shares or partnership units at a ratio that is significant less than on a one-for-one basis, such that the value received by the grantee reflects only the appreciation in the common shares from the grant date.

The Board believes that approval of the Amended and Restated 2013 Plan is in the best interests of the Company and its shareholders because it will permit the Company to continue to provide compensatory equity-based grants to promote the growth and success of the Company and Kite

Realty Group, L.P., the Company's operating partnership (the "Operating Partnership"), by aligning the interests of the Amended and Restated 2013 Plan's participants with those of the Company's shareholders and to obtain, reward, and retain employees, trustees, and consultants of the Company and its subsidiaries.

Amended and Restated 2013 Plan Highlights and Key Features

The following highlights the key amendments incorporated into our Amended and Restated 2013 Plan and the reasons that we believe that shareholders should vote for Proposal 4.

Shares Available and Outstanding

  •
  Subject to adjustment as provided in the Amended and Restated 2013 Plan, as of the Amendment Date (defined below), the maximum number of common shares that will be available for issuance under the Amended and Restated 2013 Plan will increase by 3,000,000 common share equivalents.

  •
  The 3,000,000 common share equivalents are convertible under the fungible share pool into a maximum of 16,050,000 options, share appreciation rights, and AO units.

  •
  As of March 18, 2019, 127,409 common shares were available for grants of future awards under the 2013 Plan, and 768,075 common shares were subject to outstanding awards under the 2013 Plan that could terminate by expiration, forfeiture, or cancellation in the future.

Burn Rate

The following table sets forth information regarding historical awards granted and earned for the period 2016 through 2018, and the corresponding burn rate, which is defined as the number of shares subject to stock awards granted (or, for awards subject to performance-based vesting, earned) in a fiscal year divided by the weighted average common shares and units outstanding for that fiscal year, for each of the last three fiscal years:

Year	Total Full Value Awards Granted or Earned (1)	Burn Rate Conversion Factor (2)	Total Granted or Earned = Adjusted Full-Value Shares (3)	Weighted Average Common Shares Outstanding	Current Burn Rate (4)

2018	294,062	3.0	882,186	85,740,449	1.03%
2017	146,746	3.0	440,238	85,566,272	0.51%
2016	128,165	3.0	384,495	85,374,910	0.45%
				3-Year Average	0.66%

(1)
Total full-value awards granted is the sum of time-based awards granted during each fiscal year and performance-based full-value shares earned each fiscal year (regardless if the settlement of such earned shares was in the following year).
(2)
Burn Rate Conversion Factor assumes ISS' multiplier based on the Company's annual share price volatility, which is 3.0.
(3)
Adjusted full-value shares are calculated by multiplying the total full-value shares granted by the Burn Rate Conversion actor.

(4)
The current burn rate is equal to the adjusted full-value shares as a percentage of the weighted average common shares outstanding.

Plan Considerations

In reviewing the Amended and Restated 2013 Plan, the Company considered the following key metrics and factors:

Reasonable Plan Cost

  •
  Reasonable number of additional shares request of 3,000,000 Full Value Awards (in addition to the 127,409 Full Value Awards available as of March 18, 2019)

  •
  Awards would not have a substantially dilutive effect (issuance of all Full Value Awards is less than 3.7% of common shares outstanding)

  •
  Estimated duration of five to six years

Responsible Grant Practices

  •
  0.66% three-year average burn rate is well below the ISS industry standard of 2.58%

  •
  All full-value equity awards vest over a period of at least three years and for certain executive officers include a mandatory post-vesting holding period of two years

  •
  Share grants for our executive officers are allocated at least 60% to performance-based equity awards

  •
  Robust share ownership guidelines

Shareholder-Friendly Plan Features

  •
  Granting of options or share appreciation rights only at an exercise price at least equal to fair market value on the grant date

  •
  Ten-year maximum term for options and share appreciation rights

  •
  No vesting in dividends or dividend equivalent rights paid on performance-based awards, unless the underlying awards vest

  •
  No dividends or dividends equivalent rights paid on share options, share appreciation rights, and AO units

  •
  No repricing of options, share appreciation rights or AO units without prior shareholder approval

  •
  No reload or "evergreen" share replenishment features

Consequences of Failure to Obtain Stockholder Approval

If the Company's shareholders do not approve the Amended and Restated 2013 Plan, compensatory equity-based grants to employees, trustees, and consultants of the Company and its subsidiaries will continue to be made under the 2013 Plan to the extent common shares are available to be issued under the 2013 Plan, which for future grants totaled an estimated 127,409 shares as of March 18, 2019 (without giving effect to additional shares that may become available upon the future expiration, forfeiture, or cancellation of outstanding awards under the 2013 Plan and excluding the "appreciation only" long-term incentive plan unit ("AO unit") awards with respect to the Operating Partnership discussed below). The Board and the Compensation Committee believe that, if the Amended and Restated 2013 Plan is not approved, the Company's ability to align the interests of key personnel with shareholders through compensatory equity-based grants would be compromised, disrupting our compensation program and impairing our ability to obtain, reward, and retain key personnel, or requiring us to shift our compensation plan to include more cash compensation.

In March 2019, the Compensation Committee approved the grant, in the aggregate, of 2,303,105 AO units with respect to the Operating Partnership under the Amended and Restated 2013 Plan to the Company's executive officers. As detailed below in the table under the heading "New Plan Benefits," if the Company's shareholders do not approve the Amended and Restated 2013 Plan, these awards to the executive officers will not be exercisable until such approval is obtained in the future, except to the extent such awards could have been made under the 2013 Plan, as determined by the Compensation Committee. In addition to the March 2019 AO unit awards to the executive officers, the Company had outstanding, as of March 18, 2019, approximately 377,775 unvested restricted shares subject to time-vesting; 164,013 unvested restricted LTIP units subject to time-vesting; and 235,364 unvested performance-based LTIP units (at target).

Summary of Material Terms of the Amended and Restated 2013 Plan

The following is a summary of the principal features of the Amended and Restated 2013 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Amended and Restated 2013 Plan and is qualified in its entirety by the detailed provisions of the Amended and Restated 2013 Plan, a copy of which is attached as Appendix A to this Proxy Statement and is incorporated by reference into this proposal. You are urged to read this proposal and the text of the Amended and Restated 2013 Plan in their entirety.

Purpose.    The Amended and Restated 2013 Plan is intended to (i) provide participants in the Amended and Restated 2013 Plan with an incentive to contribute to the Company's success and to manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its shareholders and other important stakeholders and (ii) provide a means of obtaining, rewarding, and retaining key personnel.

Eligible Participants.    Awards may be granted under the Amended and Restated 2013 Plan to employees, directors, or trustees of the Company or its affiliates, or consultants or advisers (who are natural persons, who provide bona fide services to the Company or its affiliates, and whose services are not in connection with the Company's offer or sales of securities in a capital-raising transactions and do not promote or maintain a market for the Company's common shares). As of March 18, 2019, approximately 143 employees of the Company or any of its subsidiaries or other affiliates and eight non-employee trustees of the Company are eligible to participate in the Amended and Restated 2013 Plan.

Effective Date.    The 2013 Plan was originally effective as of May 8, 2013 (the "Effective Date"). The Amended and Restated 2013 Plan, as amended and restated, was effective as of February 28, 2019 (the "Amendment Date"), the date on which such amendment and restatement was adopted by the Board, subject to shareholder approval of the Amended and Restated 2013 Plan. Upon approval of the Amended and Restated 2013 Plan by the Company's shareholders, all awards made under the Amended and Restated 2013 Plan on or after the Amendment Date will be fully effective as if the shareholders of the Company had approved the Amended and Restated 2013 Plan on the Amendment Date. If the shareholders do not approve the Amended and Restated 2013 Plan, any awards made under the Amended and Restated 2013 Plan on or after the Amendment Date shall not be exercisable, settlable, or deliverable until such approval is obtained in the future, except to the extent such awards could have otherwise been made under the 2013 Plan, as determined by the Compensation Committee. Subject to approval of the Amended and Restated 2013 Plan by the Company's shareholders, awards granted under the Amended and Restated 2013 Plan prior to the Amendment Date will become subject to the terms of the Amended and Restated 2013 Plan, except to the extent that the terms and conditions of such awards are inconsistent with the terms and conditions of the Amended and Restated 2013 Plan, in which case the terms and conditions of such awards will continue to govern.

Term.    The Amended and Restated 2013 Plan will terminate automatically on February 27, 2029 (the day before the tenth anniversary of the Amendment Date), unless it is earlier terminated by the Board or otherwise pursuant to the terms of the Amended and Restated 2013 Plan.

Administration.    The Amended and Restated 2013 Plan generally will be administered by a committee, which we refer to as the "Committee," consisting of two or more trustees of the Company. Each such trustee will be required to qualify as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "independent director" in accordance with the rules of any stock exchange or securities market on which the common shares are listed or publicly traded. The Committee initially will be the Compensation Committee and may be a subcommittee of the Compensation Committee that satisfies the foregoing requirements.

The Board also will be authorized to appoint one or more committees of the Board consisting of one or more trustees of the Company who need not be non-employee trustees. Any such committees would be authorized to administer the Amended and Restated 2013 Plan with respect to participants in the plan who are not Company "officers" within the meaning of Rule 16a-1(f) under the Exchange Act or Company trustees and, in this capacity, would be authorized to grant awards under the Amended and Restated 2013 Plan to such participants and to determine all terms of such awards.

The Board will retain the authority under the Amended and Restated 2013 Plan to exercise any or all of the powers and authorities related to the administration and implementation of the Amended and Restated 2013 Plan.

Except where the authority to act on such matters is specifically reserved to the Board under the Amended and Restated 2013 Plan or applicable law, the Committee will have full power and authority to interpret and construe all terms of the Amended and Restated 2013 Plan, any award, or any award agreement, and to make all related determinations, including the power and authority to:

  •
  designate grantees of awards;

  •
  determine the type or types of awards to be made to a grantee;

  •
  determine the number of common shares or amount of cash subject to an award;

  •
  establish the terms and conditions of each award;

  •
  accelerate the exercisability or vesting of an award;

  •
  prescribe the form of each award agreement;

  •
  subject to limitations in the Amended and Restated 2013 Plan (including the prohibition on repricing of options, share appreciation rights and AO units without shareholder approval), amend, modify, or supplement the terms of any outstanding award; and

  •
  make substitute awards.

Amendment and Termination.    The Board may, at any time, amend, suspend, or terminate the Amended and Restated 2013 Plan, except that, with respect to outstanding awards, no amendment or suspension of the Amended and Restated 2013 Plan will, without the consent of the grantee, materially impair the rights or obligations under such awards. Subject to certain exceptions set forth in the Amended and Restated 2013 Plan, the effectiveness of any amendment to the Amended and Restated 2013 Plan will be contingent on the approval of the amendment by the Company's shareholders, to the extent provided by the Board or required by applicable laws.

Awards.    The following types of awards may be made under the Amended and Restated 2013 Plan, subject to the limitations set forth in the plan:

  •
  share options, which may be either incentive share options or nonqualified share options;

  •
  share appreciation rights or "SARs";

  •
  restricted shares;

  •
  restricted share units (or share units) and deferred share units;

  •
  performance-based awards;

  •
  dividend equivalent rights;

  •
  unrestricted shares;

  •
  other equity-based awards;

  •
  LTIP units;

  •
  AO units; and

  •
  cash incentive awards.

An incentive share option is an option that meets the requirements of Section 422 of the Code and related regulations, and a nonqualified share option is an option that does not meet those requirements. A SAR is a right to receive upon exercise, in the form of common shares, cash or a combination of common shares and cash, the excess of the fair market value of one common share on the exercise date over the strike price of the SAR. Restricted shares are common shares on which vesting restrictions are imposed that subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code. A restricted share unit or deferred share unit is an award that represents a conditional right to receive common shares in the future and that may be made subject to the same types of restrictions and risk of forfeiture as restricted shares. Performance-based awards are awards made subject to the achievement of one or more pre-established performance goals over a performance period established by the Committee. Dividend equivalent rights are awards entitling the grantee to receive cash, shares, other awards under the Amended and Restated 2013 Plan or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of common shares. Unrestricted shares are common shares that are free of restrictions other than those imposed under federal or state securities laws. Other equity-based awards are awards representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to common shares. LTIP Units and AO Units are interests in the Operating Partnership intended to be profits interests for federal tax purposes.

The Amended and Restated 2013 Plan provides that each award will be evidenced by an award agreement. In the event of any inconsistency between the Amended and Restated 2013 Plan and an award agreement, the provisions of the Amended and Restated 2013 Plan will control.

Awards under the Amended and Restated 2013 Plan may be granted alone or in addition to, in tandem with, or in substitution or exchange for any other award under the Amended and Restated 2013 Plan, other awards under another compensatory plan of the Company or any of its affiliates (or any business entity that has been a party to a transaction to the Company or any of the Company's affiliates), or other rights to payment from the Company or any of its affiliates. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

The Committee may permit or require the deferral of any payment pursuant to any award into a deferred compensation arrangement, which may include provisions for the payment or crediting of interest or dividend equivalent rights, in accordance with rules and procedures established by the Committee. Awards under the Amended and Restated 2013 Plan generally will be granted for no consideration other than past services by the grantee of the award or, if provided for in the award agreement or in a separate agreement, the grantee's promise to perform future services to the Company or one of its subsidiaries or other affiliates.

Clawback; Forfeiture.    Any award granted under the Amended and Restated 2013 Plan will be subject to mandatory repayment by the grantee to the Company to the extent set forth in the Amended and Restated 2013 Plan or an award agreement, or if the grantee is, or in the future becomes, subject to any Company or affiliate clawback or recoupment policy or any law, rule or regulation that imposes mandatory recoupment.

In addition, the Committee may reserve the right in an award agreement to cause a forfeiture of the gain realized by a grantee with respect to an award on account of actions taken by, or failed to be taken by, such grantee in violation or breach of, or in conflict with, any employment agreement, non-competition agreement, agreement prohibiting solicitation of employees or clients of the Company or any affiliate, confidentiality obligation with respect to the Company or any affiliate, Company policy or procedure, other agreement or any other obligation of the grantee to the Company or any affiliate, to the extent specified in such award agreement. If the grantee of an outstanding award is an employee of the Company or an affiliate and the grantee's service is terminated for "cause" (as defined in the Amended and Restated 2013 Plan), the Committee may annul the grantee's outstanding award as of the date of the grantee's termination of service for cause.

Shares Available for Issuance.    Subject to adjustment as provided in the Amended and Restated 2013 Plan, as of the Amendment Date, the maximum number of common shares that will be available for issuance under the Amended and Restated 2013 Plan will equal:

  •
  6,000,000 common shares; plus

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  the number of common shares available for future awards under the 2004 Equity Incentive Plan (the "2004 Plan") as of the Effective Date; plus

  •
  the number of common shares subject to outstanding awards under the 2004 Plan as of the Effective Date that thereafter terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares and thereafter become available for issuance (together with the preceding two common share totals, the "2013 Plan Shares"); and

  •
  3,000,000 common share equivalents, which is a fungible share pool representing up to 16,050,000 common shares, dependent on the number of Full Value Awards and non-Full Value Awards granted under the Amended and Restated 2013 Plan (the "Amended 2013 Plan Shares").

As of March 18, 2019, 127,409 common shares were available for grants of future awards under the 2013 Plan, and 768,075 common shares were subject to outstanding awards under the 2013 Plan that could terminate by expiration, forfeiture, or cancellation in the future.

Common shares subject to awards will be counted against the 2013 Plan Shares as one share for every one common share subject to such award. Common shares subject to awards other than Full Value Awards will be counted against the Amended 2013 Plan Shares as 1.00/5.35 shares for every one common share subject to such award. Common shares subject to Full Value Awards will be counted against the Amended 2013 Plan Shares as one share for every one common share subject to such award. A "Full Value Award" is an award that delivers full value of the underlying shares or partnership units at the time of grant, such as an award of restricted shares or LTIP units. An award "other than a Full Value Award" (which may otherwise be referred to as a "share appreciation award") is an option, share appreciation right, AO unit, or another similar award that does not deliver the full value of the underlying shares or partnership units at the time of grant.

Common shares subject to an award granted under the Amended and Restated 2013 Plan, the 2013 Plan, or the 2004 Plan will again become available for issuance under the Amended and Restated 2013 Plan if the award terminates by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares (except as set forth below), in the same amount as such common shares were originally counted against the applicable share limit.

The number of shares available for issuance under the Amended and Restated 2013 Plan will not be increased by the number of shares:

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  tendered or withheld or subject to an award surrendered in connection with the purchase of shares upon exercise of an option;

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  deducted or delivered from payment of an award in connection with the Company's tax withholding obligations;

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  purchased by the Company with proceeds from option exercises; or

  •
  subject to a SAR that is settled in common shares that were not issued upon the net settlement of the SAR.

The Amended and Restated 2013 Plan contains limitations on the number of shares available for issuance with respect to specified types of awards. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act:

  •
  the maximum number of common shares subject to share options, SARs or AO units that may be granted under the Amended and Restated 2013 Plan in a calendar year to any person eligible for an award will be 2,000,000 common shares;

  •
  the maximum number of common shares that may be granted under the Amended and Restated 2013 Plan, subject to Full Value Awards, in a calendar year to any person eligible for an award will be 1,000,000 common shares; and

  •
  the maximum amount that may be paid as a cash-settled performance-based award for a performance period of 12 months or less to any person eligible for an award will be $2 million, and the maximum amount that may be paid as a cash-settled performance award for a performance period of greater than 12 months to any person eligible for an award will be $5 million.

The maximum number of common shares available for issuance pursuant to incentive share options granted under the Amended and Restated 2013 Plan will be the same as the number of common shares reserved for issuance under the Amended and Restated 2013 Plan, provided that incentive share options may only be granted from the Amended 2013 Plan Shares if the shareholders approved the Amended and Restated 2013 Plan within one year of the Amendment Date.

Common shares to be issued under the Amended and Restated 2013 Plan may be authorized and unissued shares, treasury shares, or any combination of the foregoing.

Fair Market Value Determination.    For so long as the common shares remain listed on an established national or regional stock exchange or are publicly traded on another established securities market, the fair market value of a common share on an award grant date, or on any other date for which fair market value is required to be established under the Amended and Restated 2013 Plan, will be the closing price of the common shares as reported on such stock exchange or securities market on such date. If there is no reported closing price on such date, the fair market value of the common shares will be the closing price of the common shares on the next preceding date on which any sale of common shares were reported on such stock exchange or securities market.

If the common shares cease to be listed on an established national or regional stock exchange or publicly traded on another established securities market, the Committee will determine the fair market value of the common shares by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code.

On March 18, 2019, the closing price of a common share as reported on the NYSE was $15.65 per share.

No Repricing.    Except in connection with a corporate transaction involving the Company (including any share dividend, distribution (whether in the form of cash, common shares, other securities or other property), share split, extraordinary cash dividend, recapitalization, change in control, Corporate Transaction (as defined in the Amended and Restated 2013 Plan), reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of common shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval,

(i) amend the terms of outstanding options, SARs, or AO units to reduce the exercise price or strike price, as applicable, of such outstanding options, SARs, or AO units, (ii) cancel outstanding options, SARs, or AO units in exchange for options, SARs, or AO units with an exercise price or strike price, as applicable, that is less than the exercise price or strike price, as applicable of the original options, SARs, or AO units, (iii) cancel outstanding options, SARs, or AO units with an exercise price or strike price, as applicable, above the current share price in exchange for cash or other securities, or (iv) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

Options.    Each option will become vested and exercisable at such times and under such conditions as the Committee may approve consistent with the terms of the Amended and Restated 2013 Plan. Unless otherwise provided in an award agreement, each option granted under the Amended and Restated 2013 Plan will terminate on the day before the tenth anniversary of the option grant date, or the day before the fifth anniversary of the option grant date in the case of an incentive share option granted to a Ten Percent Shareholder (as defined in the Amended and Restated 2013 Plan). The Committee may include in the award agreement provisions specifying the period during which an option may be exercised following termination of the grantee's service.

The exercise price per share of each option granted under the Amended and Restated 2013 Plan may not be less than 100%, or 110% in the case of an incentive share option granted to a Ten Percent Shareholder, of the fair market value of a common share on the option grant date, except in the case of an option granted in substitution for outstanding awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an affiliate or with which the Company or an affiliate has combined or will combine.

The aggregate fair market value of common shares determined on the option grant date with respect to which incentive share options are exercisable for the first time during any calendar year may not exceed $100,000.

Payment of the exercise price for shares purchased upon the exercise of an option may be made in cash or cash equivalents acceptable to the Company, and in such forms as are approved by the Committee, including common shares, cashless exercise, and net exercise.

Options will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a nonqualified share option may be transferred to certain family members of the grantee by gift or other transfers deemed "not for value."

Share Appreciation Rights.    SARs may be granted in conjunction with all or a part of any option or other award granted under the Amended and Restated 2013 Plan, or without regard to any option or other award. The Committee will determine at the SAR grant date or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part, the time or times at which and the circumstances under which a SAR will cease to be exercisable, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by which shares will be delivered or deemed delivered to grantees, and any other terms or conditions of any SAR. Unless otherwise provided in an award agreement, each SAR granted under the Amended and Restated 2013 Plan will terminate on the day before the tenth anniversary of the grant date.

Exercisability of SARs may be subject to future service requirements, to the achievement of one or more of the performance measures described above or to such other terms and conditions as the Committee may impose.

Upon exercise of a SAR, the holder will be entitled to receive, in the specified form of consideration, the excess of the fair market value of one common share on the exercise date over the strike price of the SAR, as determined by the Committee. The strike price of a SAR may not be less than the fair market value of a common share on the grant date.

SARs will be nontransferable, except for transfers by will or the laws of descent and distribution. The Committee may determine that all or part of a SAR may be transferred to certain family members of the grantee by gift or other transfers deemed "not for value."

Restricted Shares, Restricted Share Units, and Deferred Share Units.    Subject to the provisions of the Amended and Restated 2013 Plan, the Committee will determine the terms and conditions of each award of restricted shares, restricted share units, and deferred share units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price, if any, for the common shares subject to the award. Restricted shares, restricted share units, and deferred share units may vest solely by the passage of time and/or pursuant to achievement of performance goals. The restrictions and the restricted period may differ with respect to each grantee of an award of restricted shares, restricted share units or deferred share units. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions.

A grantee of restricted shares will have all the rights of a shareholder, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Grantees of restricted share units and deferred share units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units. The Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted shares, restricted share units, and deferred share units to such forfeiture obligations if the underlying awards are forfeited before they vest. Grantees will not vest in dividends paid on performance-based awards of restricted shares or in dividend equivalent rights paid on performance-based awards of restricted share units or deferred share units, and will be required to forfeit such dividends and dividend equivalent rights if the performance goals for the underlying awards are not achieved or such awards otherwise do not vest.

Awards of restricted shares, restricted share units, and deferred share units will be nontransferable during the restricted period or before satisfaction of any other restrictions applicable to the awards.

Dividend Equivalent Rights.    The Committee will be authorized to grant rights to dividend equivalents to a grantee in connection with an award under the Amended and Restated 2013 Plan, or without regard to any other award, except that no dividend equivalent right may be granted in connection with, or related to, an option, SAR or AO unit. Dividend equivalent rights will entitle the grantee to receive cash, common shares, other awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of common shares. The terms and conditions of awards of dividend equivalent rights will be specified in the applicable award agreement.

Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional common shares, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the common shares on the reinvestment date. Dividend equivalent rights may be settled in cash or common shares or a combination thereof, in a single installment or in multiple installments, as determined by the Committee.

A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except that dividend equivalent rights credited pursuant to a dividend equivalent right granted as a component of another award that vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved and the underlying award vests.

Dividend equivalents will be nontransferable except for transfers by will or the laws of descent and distribution.

LTIP Units.    Subject to the terms and provisions of the Amended and Restated 2013 Plan and the Limited Partnership Agreement (as defined in the Amended and Restated 2013 Plan), the Committee may grant LTIP Units and/or AO units to eligible persons for service to or on behalf of the Operating Partnership. Each LTIP Unit and each AO unit will vest and be forfeited at such times and under such conditions as determined by the Committee and stated in the applicable award agreement.

For purposes of calculating the number of common shares underlying an award of LTIP Units and AO units (addressed below), the Committee will establish the maximum number of shares which the grantee receiving the award may be entitled to upon fulfillment of all applicable conditions in the relevant award documentation. If and when any such conditions are no longer capable of being met, the number of common shares underlying such awards of LTIP Units and AO units will be reduced accordingly by the Committee, and the number of common shares then-available under the Amended and Restated 2013 Plan will be increased by the same amount that such reduced common shares were counted against the share limit.

AO Units.    Subject to the terms and provisions of the Amended and Restated 2013 Plan and the Limited Partnership Agreement (as defined in the Amended and Restated 2013 Plan), the Committee may grant AO units to eligible persons for service to or on behalf of the Operating Partnership. Each AO Unit will vest and be forfeited at such times and under such conditions as determined by the Committee and stated in the applicable award agreement.

In general, AO units are a special class of partnership units in the Operating Partnership that are designed to be appreciation-only awards with economics similar to options. Subject to certain conditions, including vesting, AO Units may be convertible into vested LTIP units in the Operating Partnership and allow the grantee to realize value of any appreciation of the award above a threshold level set as of the grant date of the award (the "participation threshold"), which participation threshold is intended to be the fair market value of a common share as of the grant date of the AO unit. The value of vested AO units is realized through conversion into a number of vested LTIP units determined on the basis of how much the value of a common share has increased over the participation threshold as of the date of conversion. The conversion ratio between vested AO units and vested LTIP units is the quotient of (i) the excess of the value of a common share as of the date of conversion over the participation threshold, divided by (ii) the value of a common share as of the date of conversion. This effect is similar to a cashless exercise of options, whereby the grantee receives a number of shares equal in value to the difference between the full value of the total number of shares for which the option is being exercised and the total exercise price. Also like options, AO units have a finite term over which their value is allowed to increase.

Performance-Based Awards.    The Committee may award performance-based awards in such amounts and upon such terms as the Committee may determine. Each grant of a performance-based award will have an initial cash value or an actual or target number of common shares that is established by the Committee at the time of grant. The Committee may set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of performance-based awards that will be paid out to a grantee. The performance goals generally will be based on one or more of the performance measures.

The Committee will specify the circumstances under which performance-based awards will be paid or forfeited in the event of termination of service by the grantee prior to the end of a performance period or settlement of such awards.

Effect of Corporate Transactions.

Change in Capitalization.    The Committee will adjust the terms of outstanding awards under the Amended and Restated 2013 Plan to preserve the proportionate interests of the holders in such awards if the number of outstanding common shares is increased or decreased or the common shares are changed into or exchanged for a different number of shares of kind of equity shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend or other distribution payable in equity shares, or other increase or decrease in common shares effected without receipt of consideration by the Company. The adjustments will include proportionate adjustments to (i) the number and kind of shares subject to outstanding awards, (ii) the per share exercise prices of outstanding options and outstanding AO units and the per share strike price of outstanding SARs, and (iii) the share limits set forth herein.

Reorganization not Constituting a Corporate Transaction.    If the Company is the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a Corporate Transaction, any outstanding award will pertain to the securities to which a holder of the number of common shares (or partnership units) subject to such award would have been entitled immediately after the transaction, with a corresponding proportionate adjustment to the per share exercise prices of options and AO units and per share strike prices of SARs. Further, in the event of any such transaction, performance-based awards (and the related performance measures if deemed appropriate by the Committee) will be adjusted to apply to the securities that a holder of the number of common shares (or partnership units) subject to such performance-based awards would have been entitled to receive immediately after the transaction.

Corporate Transaction for Awards Granted Prior to the Effective Date.    Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Corporate Transaction, the following provisions will apply to awards granted before the Effective Date:

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  all outstanding restricted shares and share units granted prior to the Effective Date will be deemed to have vested and all restrictions and conditions applicable to such awards will be deemed to have lapsed and any common shares subject to such share units will be delivered immediately before the Corporate Transaction; and

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  15 days prior to the scheduled consummation of the Corporate Transaction, all outstanding options and SARs granted prior to the Effective Date will become immediately exercisable and will remain exercisable for a period of 15 days.

The foregoing provisions will not apply to any Corporate Transaction to the extent that, in connection with such Corporate Transaction, outstanding options, SARs, restricted shares and share units are assumed, continued or substituted (with appropriate adjustments). Alternatively, the Committee may elect to cancel any outstanding options, SARs, restricted shares, and/or share units and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (i) in the case of restricted shares or share units, equal to the formula or fixed price per share paid to the holders of common shares, and (ii) in the case of options or SARs, equal to the product of the number of common shares subject to the option or SAR multiplied by the amount, if any, by which (a) the formula or fixed price per share paid to holders of common shares pursuant to such Corporate Transaction exceeds (b) the option exercise price or SAR strike price applicable to such awards.

The Committee will determine the effect of a Corporate Transaction upon awards other than options, SARs, restricted shares, and share units prior to the Effective Date and the effect will be governed by the terms of the applicable award agreement.

Corporate Transaction in which Awards granted after the Effective Date are not Assumed.    Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Corporate Transaction, the following provisions will apply to awards granted after the Effective Date that are not assumed or continued in connection with such Corporate Transaction:

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  Except with respect to performance-based awards granted after the Effective Date, all outstanding awards of restricted shares, restricted share units, deferred share units, and dividend equivalent rights will be deemed to have vested and the common shares and/or cash subject to such restricted shares, restricted share units, deferred share units, and dividend equivalent rights will be delivered immediately before the Corporate Transaction, and either or both of the following will occur:

  o
  at least 15 days before the scheduled completion of the Corporate Transaction, all outstanding options and SARs will become immediately exercisable and remain exercisable for a period of 15 days (subject to the completion of the Corporate Transaction); and/or

  o
  the Committee may elect to cancel any outstanding awards of options, SARs, restricted shares, restricted share units, deferred share units, and/or dividend equivalent rights and require payment or delivery to the holders of such awards an amount in cash or securities having a value (as determined by the Committee), (i) in the case of restricted shares, restricted share units, deferred share units, and dividend equivalent rights (for common shares subject to such awards), equal to the price per share paid to holders of common shares pursuant to the Corporate Transaction and (ii) in the case of options or SARs, equal to the product of the number of common shares subject to such options or SARs multiplied by the amount, if any, by which (a) the price per share paid to holders of common shares pursuant to the Corporate Transaction exceeds (b) the option exercise price or SAR strike price applicable to such awards.

  •
  For performance-based awards, (i) if less than half of the performance period has lapsed, the awards will be treated as though target performance has been achieved, (ii) if at least half of the performance period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of the consummation of the Corporate Transaction and that level of performance will be treated as achieved immediately prior to the Corporate Transaction, and (iii) if actual performance is not determinable, the awards will be treated as though target performance has been achieved. Awards that arise out of this treatment of performance-based awards in a Corporate Transaction will be settled under the Corporate Transaction provisions above for the applicable award type.

  •
  Other equity-based awards, LTIP units, and AO units will be governed by the terms of the applicable award agreement (and, with respect to the LTIP units and AO units, the Limited Partnership Agreement).

Corporate Transaction in which Awards granted after the Effective Date are Assumed.    Except as otherwise provided in an award agreement or in another agreement with the grantee, upon the occurrence of a Corporate Transaction in which outstanding awards of options, SARs, restricted shares, restricted share units, deferred share units, dividend equivalent rights, LTIP units, AO units, or other equity-based awards granted after the Effective Date are assumed or continued, the Amended and Restated 2013 Plan and the awards (to the extent the awards are assumed or continued) will continue in the manner and under the terms specified in any writing providing for assumption or continuation of such awards, which may specify the substitution for such awards of new common share options, share appreciation rights, restricted shares, common share units, dividend equivalent rights, LTIP units, AO units, and other equity-based awards relating to the equity securities of a successor entity, or a parent or subsidiary of the successor entity. In the event of such a substitution, appropriate adjustments will be made to the number of common shares subject to the original awards (disregarding any transaction consideration that is not common shares) and to option and AO unit exercise prices and SAR strike prices. If an award granted after the Effective Date is assumed, continued, or substituted upon the consummation of a Corporate Transaction and the employment of a grantee is with the Company or an affiliate is terminated without Cause within two years following the consummation of the Corporate Transaction, the award will be fully vested and may be exercised in full, if applicable, beginning on the date of such termination and for the one-year period immediately following the termination or for a longer period as the Committee determines.

Definition of Corporate Transaction.    The Amended and Restated 2013 Plan generally defines a "Corporate Transaction" to mean the first to occur, in a single transaction or in a series of related transactions, of any of the following events:

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  the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity;

  •
  a consummated sale of all or substantially all of the assets of the Company to another person or entity;

  •
  any transaction (including a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (other than persons or entities who are shareholders or affiliates of the Company immediately prior to the transaction) owning 30% or more of the combined voting power of all classes of shares of the Company; or

  •
  a change in the composition of the Board as of July 23, 2004 in which the incumbent trustees cease, for any reason, to constitute a majority of the Board unless each trustee who was not an incumbent trustee was elected, or nominated for election, by a majority of the incumbent trustees and trustees subsequently so elected or nominated, excluding those trustees who assumed office as a result of an actual or threatened election contest or other solicitation of proxies by or on behalf of an individual, entity or group other than the Board.

If an award that is characterized as deferred compensation under Section 409A of the Code, and settlement and delivery of the cash or common shares subject to the award is triggered based on a Corporate Transaction, in no event will a Corporate Transaction be deemed to have occurred with respect to such award if the transaction is not also a "change in the ownership or effective control" of the Company or a "change in the ownership of a substantial portion of the assets of" the Company, each within the meaning of Section 409A.

Federal Income Tax Consequences.    The following summarizes the federal income tax consequences of awards that may be granted under the Amended and Restated 2013 Plan.

Incentive Share Options.    An optionholder will not realize taxable income upon the grant of an incentive share option under the Amended and Restated 2013 Plan. In addition, an optionholder generally will not realize taxable income upon the exercise of an incentive share option. An optionholder's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Further, except in the case of an optionholder's death or disability, if an option is exercised more than three months after the optionholder's termination of employment, the option will cease to be treated as an incentive share option and will be subject to taxation under the rules applicable to nonqualified share options, as summarized below.

If an optionholder sells the common shares acquired upon exercise of an incentive share option, the tax consequences of the disposition will depend upon whether the disposition is "qualifying" or "disqualifying." The disposition of the option shares will be a qualifying deposition if it is made at least two years after the date on which the incentive share option was granted and at least one year after the date on which the incentive share option was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the option will be treated as long-term capital gain taxable to the optionholder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the optionholder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised.

Unless an optionholder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an incentive share option. If an optionholder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder.

Nonqualified Share Options.    An optionholder will not realize taxable income upon the grant of a nonqualified share option. When an optionholder exercises the option, however, the excess of the fair market value of the shares subject to the option on the date of exercise over the exercise price of the option will constitute compensation income taxable to the optionholder. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the optionholder if the Company complies with applicable reporting requirements and Section 162(m) of the Code.

Share Appreciation Rights.    The grant of SARs will not result in taxable income to the grantee or a deduction to the Company. Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or the fair market value of the common shares received by the grantee. The Company will be entitled to a deduction equal to the amount of any compensation income taxable to the grantee, subject to Section 162(m) of the Code and, as to SARs that are settled in common shares, if the Company complies with applicable reporting requirements.

Restricted Shares.    A grantee of restricted shares will not recognize any taxable income for federal income tax purposes in the year of the award if the common shares subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). The grantee, however, may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date on which the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year in which the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid equal to the amount treated as compensation income to the grantee in the year in which the grantee is taxed on the income, if the Company complies with applicable reporting requirements and Section 162(m) of the Code.

Restricted Share Units, Deferred Share Units, and Performance-Based Awards.    A distribution of common shares or a payment of cash in satisfaction of restricted share units, deferred share units, or a performance-based award will be taxable as ordinary income when the distribution or payment is actually or constructively received by the grantee. The amount taxable as ordinary income is the aggregate fair market value of the common shares determined as of the date they are received or, in the case of a cash award, the amount of the cash payment. The Company will be entitled to deduct the amount of such payments when such payments are taxable as compensation to the grantee if the Company complies with applicable reporting requirements and Section 162(m) of the Code.

Unrestricted Shares.    A grantee of unrestricted shares will be required to recognize ordinary income in an amount equal to the fair market value of the shares on the date of the award, reduced by the amount, if any, paid for such shares. The Company will be entitled to deduct the amount of any compensation income taxable to the grantee if it complies with applicable reporting requirements and Section 162(m) of the Code.

Upon the grantee's disposition of unrestricted shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.

Dividend Equivalents Rights.    Grantees under the Amended and Restated 2013 Plan who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the grantee pursuant to the award when the distribution is paid to the grantee. If the Company complies with applicable reporting requirements and Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280G of the Code.    To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% excise tax, and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part. The Amended and Restated 2013 Plan includes a Section 280G "best after tax" provision, meaning, if any of the payments under the Amended and Restated 2013 Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.

Tax Withholding.    Payment of the taxes imposed on awards made under the Amended and Restated 2013 Plan may be made by withholding from payments otherwise due and owing to the grantee.

New Plan Benefits Table

The following table sets forth the number of AO units and the total dollar values of such grants under the Amended and Restated 2013 Plan, which were approved in March 2019 by the Compensation Committee to Messrs. Kite, McGowan, Fear, and Murray. The awards of AO units are subject to both time-based and performance-based vesting requirements. Subject to the terms of the award agreement, the AO units shall vest and become fully exercisable as of the date that both of the following requirements have been met: (i) the grantee remains in continuous service from the grant date through the third anniversary of the grant date; and (ii) at any time during the five-year period following the grant date, the reported closing price per common share of the Company appreciates at least 20% over the applicable participation threshold per AO unit for a minimum of 20 consecutive trading days. Any AO units that do not become vested will be forfeited and become null and void as of the fifth anniversary of the grant date, but AO units may also be forfeited earlier in connection with a corporate transaction or with the holder's termination of service. If the Company's shareholders do not approve the Amended and Restated 2013 Plan, these awards to the executive officers will not be exercisable until such approval is obtained in the future, except to the extent such awards could have been made under the 2013 Plan, as determined by the Compensation Committee.

NEW PLAN BENEFITS

Name and Position	Number of AO units	Dollar Value ($) (1)

John A. Kite, Chairman of the Board and Chief Executive Officer	1,490,683	$2,400,000
Thomas K. McGowan, President and Chief Operating Officer	372,671	$600,000
Heath R. Fear, Executive Vice President and Chief Financial Officer	253,416	408,000
Scott E. Murray, Executive Vice President, General Counsel and Corporate Secretary	186,335	$300,000
Executive Officers, as a group	2,303,105	$3,708,000
Trustees who are not executive officers, as a group	—	—
Employees who are not executive officers, as a group	—	—

(1)
Represents the fair value of the AO units, determined in accordance with FASB ASC Topic 718.

VOTE REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of a majority of all the votes cast at the annual meeting with respect to the matter is required to approve the Amended and Restated 2013 Plan. For purposes of this proposal, abstentions will be counted as votes cast and will have the same effect as votes against the proposal, while other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. Because certain of our trustees and executive officers may be eligible to receive awards under the Amended and Restated 2013 Plan, such trustees and executive officers may be considered to have an interest in this proposal.

OUR BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2013 PLAN.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common shares and units of limited partnership interest of our Operating Partnership, by:

  •
  each of our trustees;

  •
  each of our NEOs;

  •
  all of our trustees and executive officers as a group; and

  •
  each person known to us to be the beneficial owner of more than five percent of our common shares.

Unless otherwise indicated, the information set forth below is as of March 18, 2019, the record date for the annual meeting. Operating partnership units are redeemable for an equal number of our common shares or cash, at our election, beginning one year after the date of issuance. Unless otherwise indicated, all shares and operating partnership units are owned directly and the indicated person has sole voting and dispositive power with respect to such shares or operating partnership units.

The SEC has defined "beneficial ownership" of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, IN 46204.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES AND UNITS BENEFICIALLY OWNED	% OF ALL SHARES (1)	% OF ALL SHARES AND UNITS (2)
Executive Officers and Trustees

John A. Kite (3)	857,930	1.02%	1.00%
Thomas K. McGowan (4)	354,352	*	*
Daniel R. Sink (5)	76,912	*	*
Heath R. Fear	78,883
Scott E. Murray (6)	45,380	*	*
Dave Buell	17,365
William E. Bindley	170,831	*	*
Victor J. Coleman	31,816	*	*
Lee A. Daniels	21,682	*	*
Gerald W. Grupe	22,571	*	*
Christie B. Kelly	23,676	*	*
David R. O'Reilly	20,764	*	*
Barton R. Peterson	37,620	*	*
Charles H. Wurtzebach	25,676	*	*
All executive officers and trustees as a group (14 persons)	1,785,458	2.13%	2.07%
More than Five Percent Beneficial Owners

Blackrock, Inc. (7)	14,570,902	17.36%	16.93%
The Vanguard Group, Inc. (8)	12,922,375	15.40%	15.02%

*
Less than 1%
(1)
The total number of shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 83,934,397 common shares outstanding as of March 18, 2019, (b) the number of common shares that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of March 18, 2019, and (c) the number of common shares issuable to such person(s) upon redemption of limited partnership units owned by such person(s). All limited partnership units held by the named persons are currently redeemable for common shares or cash at the Company's option.
(2)
The total number of shares and units deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 83,934,397 common shares outstanding as of March 18, 2019, (b) 2,120,336 limited partnership units outstanding as of March 18, 2019 (other than such units held by us), and (c) the number of common shares that are issuable to such person(s) upon exercise of options that are exercisable within 60 days of March 18, 2019.
(3)
Includes 32,096 common shares and 792,168 limited partnership units owned directly by Mr. John A. Kite, 2,098 common shares owned by Mr. Kite's spouse, and 31,568 common shares which John A. Kite has the right to acquire upon exercise of common share options. Of the shares and units included as beneficially owned by Mr. John A. Kite, 9,857 shares and 326,067 units are pledged to secure indebtedness owed by Mr. John A. Kite or his affiliates.

(4)
Includes 75,076 common shares and 272,589 limited partnership units owned directly by Thomas K. McGowan, 1,687 common shares which Thomas K. McGowan has the right to acquire upon exercise of common share options, and 5,000 limited partnership units held by an irrevocable trust.
(5)
Includes 75,329 limited partnership units owned directly by Mr. Daniel R. Sink, 333 common shares owned by one of Mr. Sink's children, and 1,250 owned by Mr. Sink's mother.
(6)
Includes 8,828 common shares and 36,552 limited partnership units owned directly by Scott E. Murray.
(7)
Based on information provided by BlackRock, Inc. ("BlackRock") in Schedule 13G/A filed with the SEC on January 31, 2019. BlackRock has sole voting power with respect to 14,203,618 of these shares, shared voting power with respect to none of these shares and sole dispositive power with respect to the entire number of these shares and shared dispositive power with respect to none of these shares. The address of Blackrock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, NY 10055. BlackRock reports that it is the parent holding company for certain persons or entities that have acquired our common shares and that are listed in that Schedule 13G/A.
(8)
Based on information provided by The Vanguard Group ("Vanguard Group") in a Schedule 13G/A filed with the SEC on February 11, 2019. Vanguard Group has sole voting power with respect to 156,422 shares, shared voting power with respect to 98,292 shares, sole dispositive power with respect to 12,748,504 of these shares and shared dispositive power with respect to 173,871 of these shares. The address of Vanguard Group, as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355. Vanguard Group reports that it is the parent holding company for certain persons or entities that have acquired our common shares and that are listed in that Schedule 13G/A.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATED PERSON TRANSACTION POLICY

We have adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, and if necessary approved, first by our Corporate Governance and Nominating Committee, and if appropriate, a majority of the disinterested trustees of our Board. The policy applies to transactions or arrangements between us and any related person, including trustees, trustee nominees, executive officers, greater than 5% shareholders and the immediate family members of each of these groups. This policy does not, however, apply with respect to general conflicts between our interests and our employees, officers and trustees, including issues relating to engaging in a competing business and performing outside or additional work, which are reported and handled in accordance with our separate Code of Business Conduct and Ethics and other procedures and guidelines that we may implement from time to time.

Under the policy, the trustees and executive officers are responsible for identifying and reporting to our Compliance Officer any proposed transaction with a related person. Upon notification, the Compliance Officer begins collecting information regarding the transaction and notifies the Corporate Governance and Nominating Committee Chairperson of such transaction. The Chairperson of the Corporate Governance and Nominating Committee determines whether the proposed transaction is required to be, or otherwise should be, reviewed by the Corporate Governance and Nominating Committee.

If the proposed transaction is required to be approved by a majority of the disinterested members of our Board in accordance with our declaration of trust or corporate governance guidelines, the Corporate Governance and Nominating Committee makes a recommendation regarding the proposed transaction, and the disinterested trustees determine whether it is appropriate and advisable for us to engage in the proposed transaction. If the transaction involves a trustee, that trustee does not participate in the action regarding whether to approve or ratify the transaction. If the proposed transaction is not required to be approved by a majority of the disinterested members of our Board, the Corporate Governance and Nominating Committee has the final authority to approve or disapprove the proposed transaction.

The following information summarizes our transactions with related parties during 2018 and early 2019 that were subject to our related person transaction policy:

  •
  We have entered into an agreement to reimburse KMI, a company in which John A. Kite and his father, Alvin E. Kite, Jr., currently own direct or indirect interests, for company use of an airplane owned by KMI. This agreement allows for the use by us and our consultants of the airplane solely for business related travel for an established reimbursement amount per hour plus applicable taxes. During 2018, expense reimbursement to KMI was approximately $602,197 for the use of the airplane, which included sales tax. Neither John Kite nor Alvin E. Kite, Jr. had any interest in the expense reimbursement made to KMI, other than with respect to their ownership interests in that company.

  •
  In December 2017, we entered into an unconsolidated joint venture with an unrelated entity to own and operate a hotel at Eddy Street Commons near the University of Notre Dame. We own a 35% minority interest in the unconsolidated joint venture. In February 2018, the independent, controlling member and manager of the joint venture caused the joint venture to pay a $250,000 construction management fee to Alvin Kite, Jr. for services he provided in connection with the development, construction and franchising of the hotel.

OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and trustees, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, trustees and greater than 10% shareholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that our executive officers, trustees and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2018.

OTHER MATTERS TO COME BEFORE THE 2019 ANNUAL MEETING

No other matters are to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies solicited by this proxy statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

SHAREHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2020 ANNUAL MEETING

Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than November 30, 2019. However, if we hold our 2020 annual meeting on a date that is more than 30 days before or after May 14, 2020, shareholders must submit proposals for inclusion in our 2020 proxy statement within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials unless conditions specified in the rule are met.

In addition, any shareholder who wishes to propose a nominee to our Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 13 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to our Board and the proposal of business to be considered by the shareholders for the 2019 annual meeting must be received no earlier than November 30, 2019, and not later than 5:00 p.m. EST on December 30, 2019. However, in the event that the date of the notice of the 2019 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the notice of the 2019 annual meeting, notice by the shareholder to be timely must be received no earlier than the 120th day prior to the date of mailing of the notice for the 2020 annual meeting and not later than 5:00 p.m. EST on the later of the 90th day prior to the date of mailing of the notice for the 2020 annual meeting or the 10th day following the date that we publicly announce the date of mailing of the notice for the 2020 annual meeting.

Pursuant to SEC rules and the advance notice provisions of our bylaws, if a shareholder notifies us after December 30, 2019 of an intent to present a proposal at the 2020 annual meeting of shareholders and the proposal is voted upon at the 2020 annual meeting, our proxy holders will have the right to exercise discretionary voting authority with respect to the proposal.

HOUSEHOLDING OF PROXY MATERIALS

If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as "householding." If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Householding Department, 51 Mercedes Way, Edgewood, NY 11717 (telephone number: 1-866-540-7095). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call Kite Realty Group Trust, 30 South Meridian Street, Suite 1100, Indianapolis, Indiana 46204, Attention: Investor Relations (telephone number: 317-577-5600). If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting Investor Relations in the same manner.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR SHAREHOLDER MEETING ON MAY 14, 2019

This proxy statement, our annual report to shareholders and our annual report on Form 10-K for the year ended December 31, 2018 are available on our website at www.kiterealty.com under the investor relations section of the website. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

Additional copies of this proxy statement, our annual report to shareholders or our annual report on Form 10-K for the year ended December 31, 2018 will be furnished without charge upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this proxy statement. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2018 for a reasonable fee.

* * * *

By Order of the Board of Trustees,

SCOTT E. MURRAY
Executive Vice President, General Counsel and Corporate Secretary

Indianapolis, Indiana
March 29, 2019

APPENDIX A

 KITE REALTY GROUP TRUST
2013 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2019)

i

ii

iii

KITE REALTY GROUP TRUST
2013 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED AS OF FEBRUARY 28, 2019)

1.     PURPOSE

The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of awards of share options, share appreciation rights, restricted shares, restricted share units, deferred share units, unrestricted shares, dividend equivalent rights, other equity-based awards, AO LTIP units, LTIP units, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Share options granted under the Plan may be nonqualified share options or incentive share options, as provided in the Plan.

2.     DEFINITIONS

For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions will apply, unless the context clearly indicates otherwise:

2.1 "Affiliate" means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

2.2 "Amendment Date" means, subject to Section 5.1, February 28, 2019, the date on which the amendment and restatement of the Plan was adopted by the Board.

2.3 "AO LTIP Unit" will have the meaning set forth in the Limited Partnership Agreement.

2.4 "Applicable Laws" means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents thereof and (c) the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.

2.5 "Award" means a grant under the Plan of an Option, a Share Appreciation Right, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit, an Unrestricted Share, a Dividend Equivalent Right, an Other Equity-Based Award, an AO LTIP Unit, an LTIP Unit, or cash.

2.6 "Award Agreement" means the written agreement, in such paper, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.7 "Award Shares" will have the meaning set forth in Section 18.4(a)(ii).

2.8 "Benefit Arrangement" will have the meaning set forth in Section 16.

2.9 "Board" means the Board of Trustees of the Company.

2.10 "Cause" will have the meaning set forth in an applicable employment agreement between a Grantee and the Company or an Affiliate, and in the absence of such agreement, means, with respect to any Grantee and as determined by the Committee, (a) gross negligence or willful misconduct in connection with the performance of duties; (b) conviction of a criminal offense (other than minor traffic offenses); or (c) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between such Grantee and the Company or an Affiliate. Any determination by the Committee whether an event constituting Cause has occurred will be final, binding, and conclusive.

2.11 "Code" means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section will be deemed to include, as applicable, regulations promulgated under such Code section.

2.12 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which will be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).

2.13 "Company" means Kite Realty Group Trust, a Maryland real estate investment trust, and any successor thereto.

2.14 "Conversion Factor" will have the meaning set forth in Article I of the Limited Partnership Agreement.

2.15 "Corporate Transaction" means, subject to Section 19.10, with respect to an Award, the occurrence, in a single transaction or in a series of related transactions, of any one of the following: (a) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity; (b) a consummated sale of all or substantially all of the assets of the Company to another person or entity; (c) any transaction (including a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (other than persons or entities who are shareholders or Affiliates immediately prior to the transaction) owning 30% or more of the combined voting power of all classes of shares of the Company; or (d) individuals who, on the Prior Plan Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the Prior Plan Effective Date whose election, or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for trustee, without written objection to such nomination) will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of trustees or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than the Board.

The Committee shall have full and final authority, in its sole discretion, to determine conclusively whether a Corporate Transaction has occurred pursuant to the above definition, the date of the occurrence of such Corporate Transaction, and any incidental matters relating thereto.

2.16 "Deferred Share Unit" means a Restricted Share Unit, the terms of which provide for delivery of the underlying Shares after the date of vesting, at a time or times consistent with the requirements of Code Section 409A, awarded to a Grantee pursuant to Section 10.

2.17 "Determination Date" means the Grant Date or such other date as of which the Fair Market Value of a Share is required to be established for purposes of the Plan.

2.18 "Disability" means the inability of a Grantee to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment that is potentially permanent in character or that can be expected to last for a continuous period of not less than 12 months; provided that, with respect to rules regarding expiration of an Incentive Share Option following termination of a Grantee's Service, Disability will mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

2.19 "Dividend Equivalent Right" means a right, granted to a Grantee pursuant to Section 14, to receive cash, Shares, other Awards, or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of Shares.

2.20 "Employee" means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.21 "Effective Date" means May 8, 2013.

2.22 "Exchange Act" means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.23 "Fair Market Value" means the fair market value of a Share for purposes of the Plan, which will be determined as of any Determination Date as follows:

(a) If on such Determination Date the Shares are listed on a Stock Exchange or are publicly traded on another established securities market (a "Securities Market"), the Fair Market Value of a Share will be the closing price of the Share on such Determination Date as reported on such Stock Exchange or such Securities Market; provided that if there is no such reported closing price, the Fair Market Value will be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such Determination Date; provided further, that if there is more than one such Stock Exchange or Securities Market, the Committee will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination. If there is no such reported closing price on such Determination Date, the Fair Market Value of a Share will be the closing price of the Share on the next preceding day on which any sale of Shares were reported on such Stock Exchange or such Securities Market.

(b) If on such Determination Date the Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Share will be the value of the Share on such Determination Date as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.23 or Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 19.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided that the Committee shall determine the Fair Market Value of Shares due in connection with sales, by or on behalf of a Grantee, of such Shares subject to an Award to pay the Option Price and/or any tax withholding obligation on the same date on which such Shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options, as described in Section 13.3, and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such Shares on such date (or if sales of such Shares are effectuated at more than one sale price, the weighted average sale price of such Shares on such date) as the Fair Market Value of such Shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.24 "Family Member" means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee; (b) any person sharing such Grantee's household (other than a tenant or employee); (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above own more than 50% of the beneficial interest; (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (or such Grantee) control the management of assets; and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (or such Grantee) own more than 50% of the voting interests.

2.25 "Full Value Award" means an Award other than an Option, a SAR, an AO LTIP Unit, or another Award that does not deliver the full value at grant thereof of the underlying Shares or Partnership Units.

2.26 "Grant Date" means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (c) such subsequent date specified by the Committee in the corporate action approving the Award.

2.27 "Grantee" means a person who receives or holds an Award under the Plan.

2.28 "Incentive Share Option" means an "incentive share option" within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute.

2.29 "Limited Partnership" means Kite Realty Group, L.P., a Delaware limited partnership.

2.30 "Limited Partnership Agreement" means the Limited Partnership's Amended and Restated Agreement of Limited Partnership, as amended and/or restated from time to time.

2.31 "LTIP Unit" will have the meaning set forth in the Limited Partnership Agreement.

2.32 "Nonqualified Share Option" means an Option that is not an Incentive Share Option.

2.33 "Option" means an option to purchase one or more Shares at a specified Option Price awarded to a Grantee pursuant to Section 8.

2.34 "Option Price" means the exercise price for each Share subject to an Option.

2.35 "Other Agreement" will have the meaning set forth in Section 16.

2.36 "Other Equity-Based Award" means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, other than an Option, a Share Appreciation Right, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit, an Unrestricted Share, or a Dividend Equivalent Right.

2.37 "Outside Trustee" means a member of the Board who is not an Employee.

2.38 "Parachute Payment" will have the meaning set forth in Section 16(a).

2.39 "Partnership Unit" will have the meaning set forth in the Limited Partnership Agreement.

2.40 "Performance-Based Award" means an Award made subject to the achievement of performance goals (as provided in Section 15) over a Performance Period specified by the Committee.

2.41 "Performance Measures" means performance criteria on which performance goals under Performance-Based Awards are based.

2.42 "Performance Period" means the period of time during which the performance goals under Performance-Based Awards must be met to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.

2.43 "Plan" means this Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and/or restated from time to time.

2.44 "Prior Plan" means the Kite Realty Group Trust 2004 Equity Incentive Plan.

2.45 "Prior Plan Effective Date" means July 23, 2004, the date on which the Prior Plan was approved by the Board.

2.46 "Restricted Period" will have the meaning set forth in Section 10.2.

2.47 "Restricted Share" means a Share awarded to a Grantee pursuant to Section 10.

2.48 "Restricted Share Unit" or "Share Unit" (as referred to in the Prior Plan) means a bookkeeping entry representing the equivalent of one Share awarded to a Grantee pursuant to Section 10.

2.49 "SAR Price" will have the meaning set forth in Section 9.1.

2.50 "Securities Act" means the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.51 "Service" means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties will not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service will have occurred for purposes of the Plan will be final, binding, and conclusive. If a Service Provider's employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service will be deemed to have occurred when such entity ceases to be an Affiliate, unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.

2.52 "Service Provider" means (a) an Employee, director, or trustee of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who provides bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company's offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's Shares.

2.53 "Share" means the common shares of beneficial interest, par value $0.01 per share, of the Company or any security that Shares may be changed into or for which Shares may be exchanged as provided in Section 18.1.

2.54 "Share Limit" will have the meaning set forth in Section 4.1.

2.55 "Share Appreciation Right" or "SAR" means a right granted to a Grantee pursuant to Section 9.

2.56 "Stock Exchange" means the New York Stock Exchange or another established national or regional stock exchange.

2.57 "Subsidiary" means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of shares, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, trustees, managers, or other voting members of the governing body of such corporation or non-corporate entity; provided that for purposes of Incentive Share Options, "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Code Section 424(f). In addition, any other entity may be designated by the Committee as a Subsidiary; provided that (a) such entity could be considered as a subsidiary according to U.S. generally accepted accounting principles, and (b) in the case of an Award of an Option or a Share Appreciation Right, such Award would be considered to be granted in respect of "service recipient stock" under Code Section 409A.

2.58 "Substitute Award" means an Award granted under the Plan in substitution for outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

2.59 "Ten Percent Shareholder" means a natural person who owns more than ten percent of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any) or any of the Company's Subsidiaries. In determining share ownership, the attribution rules of Code Section 424(d) will be applied.

2.60 "Unrestricted Share" will have the meaning set forth in Section 11.

3.     PLAN ADMINISTRATION

  3.1
  Committee.

  3.1.1
  Powers and Authorities.

The Committee will administer the Plan and will have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations will be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee will have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee will be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.

In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

Notwithstanding any provision of the Plan to the contrary, the Committee will not take any action or grant any Awards under the Plan that could cause the Company to fail to qualify as a real estate investment trust for federal income tax purposes.

    3.1.2
    Composition of Committee.

The Committee will be a committee composed of not fewer than two trustees of the Company designated by the Board to administer the Plan. Each member of the Committee will be (a) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and (b) an "independent director" in accordance with the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded; provided that any action taken by the Committee will be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.

    3.1.3
    Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more trustees of the Company who need not be Outside Trustees, which committee may administer the Plan with respect to Grantees who are not "officers" as defined in Rule 16a-1(f) under the Exchange

Act or trustees of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, and the rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.

  3.2
  Board.

The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board will determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

  3.3
  Terms of Awards.

  3.3.1
  Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee will have full and final authority to:

(a)   designate Grantees;

(b)   determine the type or types of Awards to be made to a Grantee;

(c)   determine the number of Shares to be subject to an Award;

(d)   establish the terms and conditions of each Award (including the Option Price of any Option, the SAR Price of any SAR, the exercise price of any AO LTIP Unit or the purchase price for Restricted Shares), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject to the Award, the treatment of an Award in the event of a Corporate Transaction (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Share Options;

(e)   accelerate the exercisability or vesting of an Award or a portion thereof;

(f)    prescribe the form of each Award Agreement evidencing an Award;

(g)   subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority will include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award will, without the consent of the Grantee thereof, impair such Grantee's rights under such Award; and

(h)   make Substitute Awards.

    3.3.2
    Forfeiture; Recoupment.

The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award under such Award Agreement on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee's Service is terminated for Cause, the Committee may annul such Grantee's outstanding Award as of the date of the Grantee's termination of Service for Cause.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (i) to the extent set forth in this Plan or an Award Agreement or (ii) to the extent the Grantee is, or in the future becomes, subject to (A) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (B) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

  3.4
  No Repricing.

Except in connection with a corporate transaction involving the Company (including any share dividend, distribution (whether in the form of cash, Shares, other securities, or other property), share split, extraordinary cash dividend, recapitalization, change in control, Corporate Transaction, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities or similar transaction), the Company may not, without obtaining shareholder approval: (a) amend the terms of outstanding Options, SARs, or AO LTIP Units to reduce the Option Price of such outstanding Options, the SAR Price of such outstanding SARs, or the exercise price of such outstanding AO LTIP Units; (b) cancel outstanding Options, SARs, or AO LTIP Units in exchange for or substitution of Options, SARs, or AO LTIP Units with an Option Price, SAR Price, or exercise price, as applicable, that is less than the Option Price, SAR Price, or exercise price of the original Options, SARs, or AO LTIP Units; (c) cancel outstanding Options, SARs, or AO LTIP Units with an Option Price, SAR Price, or exercise price, as applicable, above the current share price in exchange for cash or other securities; or (d) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

  3.5
  Issuance of Partnership Units: Options.

(a)    Issuance of Partnership Units and Capital Account Adjustments.     Upon the exercise of an Option, the Limited Partnership will issue to the Company a number of Partnership Units equal to (i) the number of Shares issued to the Grantee, divided by (ii) the Conversion Factor. The Company's capital account in the Limited Partnership will be credited with an amount equal to the aggregate Fair Market Value of the Shares issued upon exercise of the Option.

(b)    Cash Contributions by the Company.    Upon exercise of an Option, the Company will contribute to the Limited Partnership an amount of cash equal to the aggregate Option Price paid by the Grantee for the Shares issued upon exercise, regardless of whether the Grantee pays the Option Price in cash, Shares, or a combination thereof; provided that, if the Grantee pays with Shares, the Company will have the right to cancel the Shares received, in which event Partnership Units held by the Company in an amount equal to the Shares canceled multiplied by the Conversion

Factor will be canceled by the Limited Partnership. The Company's contribution of cash to the Limited Partnership pursuant to the preceding sentence will not be treated as a contribution to capital and the Company's capital account in the Limited Partnership will not be credited with the amount of cash so contributed.

(c)    Fractional Share Cash Reimbursements by the Limited Partnership.    The Limited Partnership will reimburse the Company for any cash paid with respect to a fractional Share upon the surrender of an Option in accordance with the Plan. Such reimbursement will be treated as the reimbursement of an expense incurred by the Company on behalf of the Limited Partnership, will not be treated as a distribution by the Limited Partnership to the Company, and will not reduce the Company's capital account in the Limited Partnership.

  3.6
  Issuance of Partnership Units: Restricted Shares and Unrestricted Shares.

Upon the grant of Restricted Shares and Unrestricted Shares, the Limited Partnership will issue to the Company a corresponding number of Partnership Units equal to (a) the number of Shares awarded to the Grantee pursuant to the corresponding Award, divided by (b) the Conversion Factor, which Partnership Units are subject to the same restrictions or conditions as those applicable to the corresponding Award. Upon the lapse of restrictions or payment of the Award, as applicable, the restrictions applicable to the corresponding restricted Partnership Units referred to in this Section 3.6 also will lapse. The Company's capital account in the Limited Partnership will be adjusted, as appropriate, to reflect the issuance of Shares, and such capital account also will be adjusted, as appropriate, in the event that the Shares subject to the Award are forfeited or the restrictions on the Award lapse.

  3.7
  Issuance of Partnership Units: Other Awards.

Upon the payment of Restricted Share Units, Deferred Share Units, SARs payable in Shares or Awards other than Options, Restricted Shares and Unrestricted Shares that are payable in Shares, and upon the conversion of AO LTIP Units and LTIP Units into Shares, the Limited Partnership will issue to the Company a corresponding number of Partnership Units equal to (a) the number of Shares payable to the Grantee pursuant to the corresponding Award, divided by (b) the Conversion Factor, which Partnership Units are subject to the same restrictions or conditions as those applicable to the corresponding Award. The Company's capital account in the Limited Partnership will be adjusted, as appropriate, to reflect the issuance of Shares, and such capital account also will be adjusted to reflect the issuance of Shares.

  3.8
  Deferral Arrangement.

The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Share Units; provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals will be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a "separation from service" (as defined for purposes of Code Section 409A) occurs.

  3.9
  No Liability.

No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided that this Section 3.9 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

  3.10
  Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the Shares issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.     SHARES SUBJECT TO THE PLAN

  4.1
  Number of Shares Available for Awards.

Subject to such additional Shares as will be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 18, (a) as of the Effective Date, the maximum number of Shares reserved for issuance under the Plan will be equal to the sum of (i) 6,000,000 Shares, plus (ii) the number of Shares available for future awards under the Prior Plan as of the Effective Date, plus (iii) the number of Shares related to awards outstanding under the Prior Plan as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such Shares and become available for issuance under the Plan (the "2013 Plan Shares"), and (b) as of the Amendment Date, an additional 3,000,000 Shares shall be reserved for issuance under the Plan (the "Amended 2013 Plan Shares," together with the 2013 Plan Shares, the "Share Limit"). Such Shares may be authorized and unissued Shares or treasury Shares or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the Shares available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the Shares available for issuance under the Plan will be reserved for issuance pursuant to Incentive Share Options.

  4.2
  Adjustments in Authorized Shares.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee will have the right to cause the Company to assume awards previously granted under a compensatory plan by another business entity that is a party to such transaction and/or to grant Substitute Awards under the Plan for such awards. Assumed awards shall not, but Substitute Awards shall, reduce the number of Shares otherwise available for issuance under the Plan, and shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of Shares otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Shares are listed or publicly traded.

  4.3
  Share Usage.

(a)   Shares subject to, or which could be issued in respect of, an Award will be counted as used as of the Grant Date.

(b)   Any Shares that are subject to, or which could be issued in respect to, Awards granted shall be counted against the 2013 Plan Shares as one Share for every one Share subject to, or which could be issued in respect of, such Award. Subject to Section 12.3, (i) any Shares that are subject to, or which could be issued in respect of, Awards other than Full Value Awards shall be counted against the Amended 2013 Plan Shares as 1/5.35 Share for every one Share subject to, or which could be issued in respect of, such Award, and (ii) any Shares that are subject to, or which could be issued in respect of, Full Value Awards shall be counted against the Amended 2013 Plan Shares as one Share for every one Share subject to, or which could be issued in respect of, such Award. With respect to SARs, the number of Shares subject to an Award of SARs shall be counted against the Share Limit under the Plan regardless of the number of Shares actually issued to settle such SARs upon exercise. At least the target number of Shares issuable under a Performance-Based Award will be counted against the Share Limit as of the Grant Date, but such number will be adjusted to equal the actual number of Shares issued upon settlement of the Performance-Based Award to the extent different from such number of Shares.

(c)   Notwithstanding anything to the contrary in Section 4.1, any Shares related to Awards under the Plan or the Prior Plan that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares will be available again for issuance under the Plan, in the same amount as such Shares were counted against the Share Limit.

(d)   The number of Shares available for issuance under the Plan will not be increased by the number of Shares (i) tendered or withheld or subject to an Award granted under the Plan or the Prior Plan surrendered in connection with the purchase of Shares upon exercise of an Option as provided in Section 13.2, (ii) deducted or delivered from payment of an Award granted under the Plan or the Prior Plan in connection with the Company's tax withholding obligations as provided in Section 19.3, (iii) purchased by the Company with proceeds from Option exercises, or (iv) subject to a SAR granted under the Plan or the Prior Plan that is settled in Shares that were not issued upon the net settlement or net exercise of such SAR.

5.     EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

  5.1
  Effective Date; Term.

The Prior Plan was effective as of the Prior Plan Effective Date, and the Plan, which amended and restated the Prior Plan, was originally effective as of the Effective Date. The Plan, as amended and restated, will become effective as of the Amendment Date, subject to approval of the Plan, as amended and restated, by the Company's shareholders. Upon approval of the Plan, as amended and restated, by the Company's shareholders, all Awards made under the Plan on or after the Amendment Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Amendment Date. If the shareholders do not approve the Plan, as amended and restated, any Awards made under the Plan, as amended and restated, on or after the Amendment Date shall not be exercisable, settlable, or deliverable until such approval is obtained in the future, except to the extent such Awards could have otherwise been made under the Plan prior to its amendment and restatement. Subject to approval of the Plan, as amended and restated, by the Company's shareholders, Awards granted under the Plan prior to the Amendment Date will become subject to the terms of the Plan, as amended and restated, except to the extent that the terms and conditions of such Awards are inconsistent with the terms and conditions of the Plan, as amended and restated, in which case the terms and conditions of such Awards will continue to govern.

The Plan shall terminate on the first to occur of (a) 11:59 pm ET on the day before the tenth anniversary of the Amendment Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 18.3. No Awards may be granted after termination of the Plan, and upon such termination of the Plan, all then-outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

  5.2
  Amendment and Termination.

The Board may, at any time and from time to time, amend or suspend the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment or suspension of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's shareholders to the extent provided by the Board or required by Applicable Laws; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option Price provisions of Section 8.1, or the SAR Price provisions of Section 9.1 without the approval of the Company's shareholders. The Board may, at any time, terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no termination of the Plan shall, without the consent of the Grantee, materially impair the rights or obligations under any such Award. Notwithstanding anything to the contrary in the Plan, if there is a change in applicable tax law such that AO LTIP Units or LTIP Units become taxable to the holder of such units as ordinary income, the Limited Partnership, at any time at the election of the general partner of the Limited Partnership, may cause the AO LTIP Units and LTIP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Limited Partnership or the Company while preserving substantially similar pre-tax economics to the holder of such units.

6.     AWARD ELIGIBILITY AND LIMITATIONS

  6.1
  Eligible Grantees.

Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee will determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

  6.2
  Limitation on Shares Subject to Awards and Cash Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)   the maximum number of Shares subject to, or which could be issued in respect of, Options, SARs or AO LTIP Units that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is 2,000,000 Shares;

(b)   the maximum number of Shares that may be granted under the Plan subject to, or which could be issued in respect of, Full Value Awards, in a calendar year to any person eligible for an Award under Section 6 is 1,000,000 Shares; and

(c)   the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of 12 months or less to any person eligible for an Award will be $2 million dollars and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than 12 months to any person eligible for an Award will be $5 million dollars.

The limitations in this Section 6.2 are subject to adjustment as provided in Section 18.

  6.3
  Stand-Alone, Additional, Tandem and Substitute Awards.

Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee will require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Share Option and consistent with Code Section 409A for any other Option or SAR.

7.     AWARD AGREEMENT

Each Award granted pursuant to the Plan will be evidenced by an Award Agreement, which will be in such form or forms as the Committee will from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions, but will be consistent with the terms of the Plan. Each Award Agreement evidencing an Option will specify whether such Option is intended to be a Nonqualified Share Option or an Incentive Share Option, and, in the absence of such specification, such Option will be deemed to constitute a Nonqualified Share Option. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.     TERMS AND CONDITIONS OF OPTIONS

  8.1
  Option Price.

The Option Price of each Option will be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option will be at least the Fair Market Value of one Share on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Share Option will be not less than 110% of the Fair Market Value of one Share on the Grant Date. In no case will the Option Price of any Option be less than the par value of a Share.

  8.2
  Vesting.

Subject to Sections 8.3 and 18.3, each Option granted under the Plan will become exercisable at such times and under such conditions as the Committee determines and states in the Award

Agreement, in another agreement with the Grantee or otherwise in writing; provided that no Option will be granted to a person who is entitled to overtime under Applicable Laws that will vest or be exercisable within a six-month period starting on the Grant Date.

  8.3
  Term.

Each Option granted under the Plan will terminate, and all rights to purchase Shares under the Option will cease, on the day before the tenth anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Share Option shall terminate, and all rights to purchase Shares thereunder shall cease, on the day before the fifth anniversary of the Grant Date of such Option; provided further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a Service Provider who is employed or providing services outside the United States, such Option may terminate, and all rights to purchase Shares under the option may cease, upon the expiration of such period longer than ten years from the Grant Date of such Option as the Committee will determine. If on the day preceding the date on which a Grantee's Option would otherwise terminate, the Fair Market Value of the Shares underlying a Grantee's Option is greater than the Option Price for such Option, the Company will, prior to the termination of such Option and without any action being taken on the part of the Grantee, consider such Option to have been exercised by the Grantee. The Company will deduct from the Shares deliverable to the Grantee upon such exercise the number of Shares necessary to satisfy payment of the Option Price and all withholding obligations.

  8.4
  Termination of Service.

Each Award Agreement with respect to the grant of an Option will set forth the extent to which the Grantee, if at all, will have the right to exercise such Option following termination of the Grantee's Service. Such conditions will be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

  8.5
  Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 18 that results in the termination of such Option.

  8.6
  Method of Exercise.

Subject to Section 12 and Section 19.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice will specify the number of Shares with respect to which such Option is being exercised and will be accompanied by payment in full of the Option Price of the Shares for which such Option is being exercised plus the amount, if any, of federal and/or other taxes that the Company may, in its discretion, be required to withhold with respect to the exercise of such Option.

  8.7
  Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option will have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Option, to direct the voting of the Shares subject to such Option, or to receive notice of any meeting of the Company's shareholders) until the Shares subject to the Option are fully paid and issued to such Grantee or other person. Except as provided in Section 18, no adjustment will be made for dividends, distributions, or other rights with respect to any Shares subject to an Option for which the record date is prior to the date of issuance of such Shares.

  8.8
  Delivery of Shares.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect to the Option, such Grantee will be entitled to receive evidence of such Grantee's ownership of the Shares subject to the Option, consistent with Section 3.10.

  8.9
  Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise the Option. Except as provided in Section 8.10, no Option will be assignable or transferable for value by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  8.10
  Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option that is not an Incentive Share Option to any Family Member. For the purpose of this Section 8.10, a transfer "not for value" is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option will continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the Shares acquired pursuant to such Option will be subject to the same restrictions with respect to transfers of such Shares as would have applied to the Grantee of the Option. Subsequent transfers of transferred Options will be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of the applicable Award Agreement relating to termination of Service will continue to be applied with respect to the original Grantee of the Option, following which such Option will be exercisable by the transferee only to the extent, and for the periods specified, in the applicable Award Agreement.

  8.11
  Limitations on Incentive Share Options.

An Option will constitute an Incentive Share Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which all Incentive Share Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000, (d) to the extent such

Option fulfills all other requirements under Code Section 422, and (e) if the Plan, as amended and restated, is approved by the Company's shareholders within one year of the Amendment Date. Except to the extent provided in the regulations under Code Section 422, this limitation will be applied by taking Options into account in the order in which they were granted.

  8.12
  Notice of Disqualifying Disposition.

If any Grantee makes any disposition of Shares issued pursuant to the exercise of an Incentive Share Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee will notify the Company of such disposition within ten days of such disposition.

9.     TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

  9.1
  Right to Payment and SAR Price.

A SAR will confer on the Grantee to whom it is granted a right to receive, upon exercise of the SAR, the excess of (a) the Fair Market Value of one Share on the date of exercise over (ii) the per share strike price of such SAR (the "SAR Price") as determined by the Committee. The Award Agreement for a SAR will specify the SAR Price, which will be no less than the Fair Market Value of one Share on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will be subject to the same term (i.e., expire at the same time) as the related Option; provided further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one Share on the Grant Date of such SAR. No SAR will be granted to a person who is entitled to overtime under Applicable Laws that will vest or be exercisable within a six-month period starting on the Grant Date.

  9.2
  Other Terms.

The Committee will determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs will cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Grantees, whether or not a SAR will be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

  9.3
  Term.

Each SAR granted under the Plan will terminate, and all rights under the SAR will cease, on the day before the tenth anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR. If on the day preceding the date on which a Grantee's SAR would otherwise terminate, the Fair Market Value of Shares underlying a Grantee's SAR is greater than the SAR Price, the Company will, prior to the termination of such SAR and without any action being taken on the part of the Grantee, consider such SAR to have been exercised by the Grantee.

  9.4
  Rights of Holders of SARs.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares underlying such SAR, to direct the voting of the Shares underlying such SAR, or to receive notice of any meeting of the Company's shareholders) until the Shares underlying such SAR, if any, are issued to such Grantee or other person. Except as provided in Section 18, no adjustment shall be made for dividends, distributions, or other rights with respect to any Shares underlying a SAR for which the record date is prior to the date of issuance of such Shares, if any.

  9.5
  Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR will be assignable or transferable for value by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  9.6
  Family Transfers.

If authorized in the applicable Award Agreement or by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer "not for value" is a transfer that is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR will continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and Shares acquired pursuant to a SAR will be subject to the same restrictions on transfers of such Shares as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs will be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.  TERMS AND CONDITIONS OF RESTRICTED SHARES, RESTRICTED SHARE UNITS, AND DEFERRED SHARE UNITS

  10.1
  Grant of Restricted Shares, Restricted Share Units and Deferred Share Units.

Awards of Restricted Shares, Restricted Share Units, and Deferred Share Units may be made for consideration or for no consideration, other than the par value of the Shares, which will be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

  10.2
  Restrictions.

At the time a grant of Restricted Shares, Restricted Share Units, or Deferred Share Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a "Restricted Period") applicable to such Restricted Shares, Restricted Share Units, or Deferred Share Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Award of Restricted Shares, Restricted Share Units, or Deferred Share Units as

provided in Section 15. Awards of Restricted Shares, Restricted Share Units, and Deferred Share Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

  10.3
  Registration; Restricted Share Certificates.

Pursuant to Section 3.10, to the extent that ownership of Restricted Shares is evidenced by a book-entry registration or direct registration (including transaction advices), such registration will be notated to evidence the restrictions imposed on such Award of Restricted Shares under the Plan and the applicable Award Agreement. Subject to Section 3.10 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Shares have been granted, share certificates representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Shares. The Committee may provide in an Award Agreement with respect to an Award of Restricted Shares that either (a) the Secretary of the Company will hold such share certificates for such Grantee's benefit until such time as such Restricted Shares are forfeited to the Company or the restrictions applicable to the Restricted Shares lapse and such Grantee will deliver a share power to the Company with respect to each share certificate, or (b) such share certificates will be delivered to such Grantee; provided that such share certificates will bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Shares under the Plan and such Award Agreement.

  10.4
  Rights of Holders of Restricted Shares.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares will have the right to vote such Restricted Shares and the right to receive any dividends declared or paid with respect to such Restricted Shares. The Committee may provide that any dividends paid on Restricted Shares must be reinvested in Shares, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Shares. Cash dividends or distributions paid on Restricted Shares that vest or are earned based upon the achievement of performance goals will not vest or be paid unless such performance goals for such Restricted Shares are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Shares will promptly forfeit any right to such dividend payments. All share dividends or distributions, if any, received by a Grantee with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction will be subject to the vesting conditions and restrictions applicable to such Restricted Shares.

  10.5
  Rights of Holders of Restricted Share Units and Deferred Share Units.

  10.5.1
  Voting and Dividend Rights.

Holders of Restricted Share Units and Deferred Share Units will have no rights as shareholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the Shares subject to such Restricted Share Units and Deferred Share Units, to direct the voting of the Shares subject to such Restricted Share Units and Deferred Share Units, or to receive notice of any meeting of the Company's shareholders). The Committee may provide in an Award Agreement evidencing a grant of Restricted Share Units or Deferred Share Units that the holder of such Restricted Share Units or Deferred Share Units will be entitled to receive, upon the Company's payment of a cash dividend or distribution on its outstanding Shares, a cash payment for each such Restricted Share Unit or Deferred Share Unit that is equal to the per-share dividend paid on such Shares. Cash dividends or distributions paid on Restricted Share Units and Deferred Share

Units that vest or are earned based upon the achievement of performance goals will not vest or be paid unless such performance goals for such Restricted Share Units or Deferred Share Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Share Units or Deferred Share Units will promptly forfeit any right to such dividend payments. Such Award Agreement also may provide that such cash payment will be deemed reinvested in additional Restricted Share Units or Deferred Share Units at a price per unit equal to the Fair Market Value of a Share on the date on which such cash dividend is paid. Such deemed reinvested cash payments paid in connection with Restricted Share Units or Deferred Share Units that vest or are earned based upon the achievement of performance goals will not vest or be paid unless such performance goals for such Restricted Share Units or Deferred Share Units are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Share Units or Deferred Share Units will promptly forfeit any right to such cash payments.

    10.5.2
    Creditor's Rights.

A holder of Restricted Share Units or Deferred Share Units will have no rights other than those of a general unsecured creditor of the Company. Restricted Share Units and Deferred Share Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

  10.6
  Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Shares, Restricted Share Units, or Deferred Share Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of such Restricted Shares, Restricted Share Units, or Deferred Share Units, the Grantee will have no further rights with respect to the Award, including any right to vote such Restricted Shares or any right to receive dividends or dividend equivalents with respect to such Restricted Shares, Restricted Share Units, or Deferred Share Units.

  10.7
  Purchase of Restricted Shares and Shares Subject to Restricted Share Units and Deferred Share Units.

The Grantee of an Award of Restricted Shares, vested Restricted Share Units, or vested Deferred Share Units will be required, to the extent required by Applicable Laws, to purchase such Restricted Share or the Shares subject to such vested Restricted Share Units or Deferred Share Units from the Company at a purchase price equal to the greater of (a) the aggregate par value of the Shares represented by such Restricted Shares or such vested Restricted Share Units or Deferred Share Units, or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Shares or such vested Restricted Share Units or Deferred Share Units. Such purchase price will be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

  10.8
  Delivery of Shares.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including any delayed delivery period, the restrictions applicable to Restricted Shares, Restricted Share Units, or Deferred Share Units settled in Shares will lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such Shares will, consistent with Section 3.10, be issued, free of all such restrictions, to the Grantee or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, will have any further rights with regard to a Restricted Share Unit or Deferred Share Unit once the Shares represented by such Restricted Share Unit or Deferred Share Unit have been delivered in accordance with this Section 10.8.

11.  TERMS AND CONDITIONS OF UNRESTRICTED SHARES AND OTHER EQUITY-BASED AWARDS

  11.1
  Unrestricted Shares.

The Committee may, in its sole discretion, grant (or sell at the par value of a Share or at such other higher purchase price as determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions ("Unrestricted Shares") under the Plan. Unrestricted Shares may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

  11.2
  Other Equity-Based Awards.

The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee will determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof will have no further rights with respect to such Other Equity-Based Award.

12.  TERMS AND CONDITIONS OF LTIP UNITS AND AO LTIP UNITS

  12.1
  General.

LTIP Units and AO LTIP Units are intended to be profits interests in the Limited Partnership, the rights and features of which, if applicable, will be set forth in the Limited Partnership Agreement and an applicable Award Agreement. Awards of LTIP Units and AO LTIP Units shall be valued by reference to, or otherwise determined by reference to or based on, Shares. AO LTIP Units and LTIP Units awarded under the Plan may be (a) convertible, exchangeable, or redeemable for other Partnership Units in the Limited Partnership or Shares, or (b) valued by reference to the book value, fair value, or performance of the Limited Partnership. Subject to the terms and provisions of the Plan and the Limited Partnership Agreement, the Committee, at any time and from time to time, may grant LTIP Units and/or AO LTIP Units to any person eligible for an Award under Section 6.1 in such amounts and upon such terms as the Committee shall determine, which need not be the same with respect to each Grantee. LTIP Units and AO LTIP Units must be granted for Service to or on behalf of the Limited Partnership.

  12.2
  Vesting and Forfeiture.

Subject to Section 18, each LTIP Unit and each AO LTIP Unit granted under the Plan shall vest and be forfeited at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement.

  12.3
  Share Usage.

For purposes of calculating the number of Shares underlying an award of LTIP Units and AO LTIP Units relative to the Share Limit, the Committee shall establish in good faith the maximum number of Shares to which a Grantee receiving such award of LTIP Units and AO LTIP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios, and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of LTIP Units and AO LTIP Units shall be reduced accordingly by the Committee, and the number of Shares then-available under the Plan shall be increased by the same amount as such reduced Shares were counted against the Share Limit.

13.  FORM OF PAYMENT

  13.1
  General Rule.

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Shares or vested Restricted Share Units or Deferred Share Units will be made in cash or in cash equivalents acceptable to the Company.

  13.2
  Surrender of Shares.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for Shares purchased upon the exercise of an Option or the purchase price, if any, for Restricted Shares or vested Restricted Share Units or Deferred Share Units may be made all or in part through the tender or attestation to the Company of Shares, which will be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

  13.3
  Cashless Exercise.

To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for Shares purchased upon the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 19.3, or with the consent of the Committee, by issuing the number of Shares equal in value to the difference between such Option Price and the Fair Market Value of the Shares subject to the portion of such Option being exercised.

  13.4
  Other Forms of Payment.

To the extent the applicable Award Agreement so provides and unless otherwise specified in an Award Agreement, payment of the Option Price for Shares purchased pursuant to exercise of an Option, for the purchase price, if any, for Restricted Shares or vested Restricted Share Units or Deferred Share Units, or for any withholding taxes described in Section 19.3, may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Committee, by withholding the number of Shares that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the applicable tax withholding amount.

14.  TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

  14.1
  Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the Grantee to receive credits based on cash distributions that would have been paid on the Shares specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such Shares had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee; provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options, SARs or AO LTIP Units. The terms and conditions of Dividend Equivalent Rights will be specified in an Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the Fair Market Value on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right will expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions that are different from the terms and conditions of such other Award; provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals will not vest or be paid unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights will promptly forfeit any right to such Dividend Equivalent Rights.

  14.2
  Termination of Service.

Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights will automatically terminate upon such Grantee's termination of Service for any reason.

15.  TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

  15.1
  Grant of Performance-Based Awards.

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee will determine.

  15.2
  Value of Performance-Based Awards.

Each grant of a Performance-Based Award will have an actual or target number of Shares or initial value that is established by the Committee at the time of grant. The Committee will set performance goals in its discretion that, depending on the extent to which they are achieved, will determine the value and/or number of Shares subject to a Performance-Based Award that will be paid out to the Grantee.

  15.3
  Earning of Performance-Based Awards.

Subject to the terms of the Plan, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards will be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

  15.4
  Form and Timing of Payment of Performance-Based Awards.

Payment of earned Performance-Based Awards will be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or Shares (or a combination thereof) equal to the value of such earned Performance-Based Awards and will pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating to the Performance-Based Awards have been achieved; provided that, unless specifically provided in the Award Agreement for such Awards, such payment will occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any Shares paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards will be set forth in the Award Agreement.

  15.5
  Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to the achievement of Performance Measures as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. The Committee may determine that such Awards will be granted, exercised, and/or settled upon achievement of any single performance goal or of two or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

    15.5.1
    Timing For Establishing Performance Goals.

Performance goals for any Performance-Based Award will be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which 25% of any Performance Period applicable to such Award has expired, or at such other date as the Committee determines.

    15.5.2
    Forfeiture

The Committee will specify the circumstances in which such Performance-Based Awards will be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee will specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

16.  PARACHUTE LIMITATIONS

If any Grantee is a "disqualified individual," as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan will be reduced or eliminated:

(a)    to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a "parachute payment" within the meaning of Code Section 280G(b)(2) as then in effect (a "Parachute Payment"); and

(b)    if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company will accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares or Restricted Share Units, then by reducing or eliminating any other remaining Parachute Payments.

17.  REQUIREMENTS OF LAW

  17.1
  General.

The Company will not be required to offer, sell or issue any Shares under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such Shares would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of the Company's organizational documents, or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of Shares in connection with any Award, no Shares may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification will have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in Shares or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares subject to such Award, the Company will not be required to offer, sell or issue such Shares unless the Committee will have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee will be final, binding, and conclusive. The Company may register, but will in no event be obligated to register, any Shares or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company will not be obligated to take any affirmative action to cause the exercise of an Option or a SAR or the issuance of Shares or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in Shares will not be exercisable until the Shares subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply will be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  17.2
  Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted under the Plan that would otherwise be subject to Section 16(b) of the Exchange Act will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action will be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and will not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

  18.1
  Changes in Shares.

If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number of shares or kind of equity shares or other securities of the Company on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, share dividend or other distribution payable in equity shares, or other increase or decrease in Shares effected without receipt of consideration by the Company occurring after the Prior Plan Effective Date, the number and kinds of equity shares for which grants of Options and other Awards may be made under the Plan, including the Share Limit set forth in Section 4.1 and the share limits set forth in Section 6.2, will be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of equity shares for which Awards are outstanding will be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options, SARs, or AO LTIP Units will not change the aggregate Option Price, SAR Price, or exercise price payable with respect to shares that are subject to the unexercised portion of such outstanding Options, SARs, or AO LTIP Units, as applicable, but will include a corresponding proportionate adjustment in the per share Option Price, SAR Price, or exercise price, as the case may be. The conversion of any convertible securities of the Company will not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee will, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of shares subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options, the aggregate and per share SAR Price of outstanding SARs, and the aggregate and per share exercise price of outstanding AO LTIP Units as required to reflect such distribution.

  18.2
  Reorganization in Which the Company Is the Surviving Entity That Does not Constitute a Corporate Transaction.

Subject to Section 18.3, if the Company will be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities that does not constitute a Corporate Transaction, any Award theretofore granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of Shares or Partnership Units subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment for Options, SARs, and AO LTIP Units of the per share Option Price, SAR Price, or exercise price, as applicable, so that the aggregate Option Price, SAR Price, or exercise price thereafter will be the same as the aggregate Option Price, SAR Price, or exercise price, as applicable, as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award will apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 18.2, Performance-Based Awards will be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of Shares or Partnership Units subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.

  18.3
  Corporate Transaction

The provisions of this Section 18.3 will apply only to Awards granted before the Effective Date.

Except as otherwise provided in the last sentence of this Section 18.3 and subject to Section 18.6, upon the occurrence of a Corporate Transaction:

(a)   all outstanding Restricted Shares and Share Units granted prior to the Effective Date will be deemed to have vested, and all restrictions and conditions applicable to such Restricted Shares and Share Units will be deemed to have lapsed and the Share Units will be delivered, immediately prior to the occurrence of such Corporate Transaction; and

(b)   15 days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding under the Plan and granted prior to the Effective Date will become immediately exercisable and will remain exercisable for a period of 15 days.

With respect to the Company's establishment of an exercise window, (a) any exercise of an Option or SAR during such 15-day period will be conditioned upon the consummation of the event and will be effective only immediately before the consummation of the event, and (b) upon consummation of any Corporate Transaction all outstanding but unexercised Options and SARs will terminate. The Committee will send written notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders. This Section 18.3 will not apply to any Corporate Transaction to the extent that (i) provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Share Units, Restricted Shares theretofore granted, or for the substitution for such Options, SARs, Restricted Shares, and Share Units for new common share options and share appreciation rights and new common restricted shares and share units relating to the shares of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of Shares (disregarding any consideration that is not common shares) of the successor and option and share appreciation right exercise prices, in which event the Plan, Options, SARs, Restricted Shares, and Share Units theretofore granted will continue in the manner and under the terms so provided or (ii) the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, Share Units and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, or Share Units, equal to the formula or fixed price per share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (B) the Option Price or SAR Exercise Price applicable to such Shares.

The Committee will determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Restricted Shares and Share Units granted prior the Effective Date and such effect will be set forth in the applicable Award Agreement.

  18.4
  Corporate Transaction in which Awards Granted after the Effective Date are not Assumed.

The provisions of this Section 18.4 will apply only to Awards granted after the Effective Date.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, Other Equity-Based Awards, LTIP Units, or AO LTIP Units are not being assumed or continued, the following provisions will apply to such Award, to the extent not assumed or continued:

(a)   in each case with the exception of Performance-Based Awards, all outstanding Restricted Shares will be deemed to have vested, all Restricted Share Units and Deferred Share Units will be deemed to have vested and the Shares and/or cash subject thereto will be delivered, and all Dividend Equivalent Rights will be deemed to have vested and the Shares and/or cash subject thereto will be delivered, immediately prior to the occurrence of such Corporate Transaction, and either or both of the following two actions will be taken:

    (i)  at least 15 days prior to the scheduled consummation of such Corporate Transaction, all Options and SARs outstanding hereunder will become immediately exercisable and will remain exercisable for a period of 15 days, which exercise will be effective upon such consummation; and/or

    (ii)  the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, Restricted Share Units, Deferred Share Units and Dividend Equivalent Rights (for Shares subject thereto), equal to the formula or fixed price per share paid to holders of Shares pursuant to such Corporate Transaction and, in the case of Options or SARs, equal to the product of the number of Shares subject to such Options or SARs (the "Award Shares") multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Shares.

(b)   For Performance-Based Awards, if less than half of the Performance Period has lapsed, such Awards will be treated as though target performance has been achieved immediately prior to the occurrence of the Corporate Transaction. If at least half the Performance Period has lapsed, actual performance to date will be determined as of a date reasonably proximal to the date of consummation of the Corporate Transaction as determined by the Committee in its sole discretion, and that level of performance thus determined will be treated as achieved immediately prior to occurrence of the Corporate Transaction. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Awards will be treated as though target performance has been achieved. After application of this Section 18.4(b), if any Awards arise from application of this Section 18, such Awards will be settled under the applicable provision of Section 18.4(a).

(c)   Other Equity-Based Awards, LTIP Units, and AO LTIP Units will be governed by the terms of the applicable Award Agreement (and, with respect to the LTIP Units and AO LTIP Units, the Limited Partnership Agreement).

With respect to the Company's establishment of an exercise window, (A) any exercise of an Option or SAR during the 15-day period referred to above will be conditioned upon the consummation of the applicable Corporate Transaction and will be effective only immediately before the consummation thereof, and (B) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs will terminate. The Committee will send notice of an event that will result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.

  18.5
  Corporate Transaction in which Awards Granted after the Effective Date are Assumed.

The provisions of this Section 18.5 will apply only to Awards granted after the Effective Date.

Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, Other Equity-Based Awards, LTIP Units, or AO LTIP Units granted after the Effective Date are being assumed or continued, the following provisions will apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, Other Equity-Based Awards, LTIP Units, and AO LTIP Units granted under the Plan after the Effective Date will continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of such Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, Other Equity-Based Awards, LTIP Units, and AO LTIP Units, or for the substitution for such Options, SARs, Restricted Shares, Restricted Share Units, Deferred Share Units, Dividend Equivalent Rights, Other Equity-Based Awards, LTIP Units, and AO LTIP Units of new common share options, share appreciation rights, restricted shares, common restricted share units, common deferred share units, dividend equivalent rights, other equity-based awards, and LTIP units relating to the equity of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common shares) and applicable exercise prices. In the event an Award granted after the Effective Date is assumed, continued, or substituted upon the consummation of any Corporate Transaction and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within two years following the consummation of such Corporate Transaction, such Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee will determine.

  18.6
  Adjustments

Adjustments under this Section 18 related to Shares or other securities of the Company will be made by the Committee, whose determination in that respect will be final, binding and conclusive. No fractional shares or other securities will be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 18.1, 18.2, 18.3, and 18.5. This Section 18 will not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Corporate Transaction.

  18.7
  No Limitations on Company.

The making of Awards pursuant to the Plan will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

19.  GENERAL PROVISIONS

  19.1
  Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement will be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan will be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan will be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed in the Plan. The Plan and Awards will in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

  19.2
  Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.

  19.3
  Withholding Taxes.

The Company or an Affiliate, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee will pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of Shares subject to an Award, the Grantee will pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold Shares otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate Shares already owned by the Grantee. The Shares so withheld or delivered will have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the Shares used to satisfy such withholding obligation will be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy such Grantee's withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of Shares that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Shares pursuant to such Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of Shares; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee's relevant tax jurisdictions). Notwithstanding Section 2.23 or this Section 19.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 19.3, for any Shares subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares will be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

  19.4
  Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and will not affect the meaning of any provision of the Plan or such Award Agreement.

  19.5
  Construction.

Unless the context otherwise requires, all references in the Plan to "including" will mean "including, without limitation."

  19.6
  Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

  19.7
  Number and Gender.

With respect to words used in the Plan, the singular form will include the plural form and the masculine gender will include the feminine gender, as the context requires.

  19.8
  Severability.

If any provision of the Plan or any Award Agreement will be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof will be severable and enforceable in accordance with their terms, and all provisions will remain enforceable in any other jurisdiction.

  19.9
  Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder will be governed by, and construed and interpreted in accordance with, the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

  19.10
  Code Section 409A.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Code Section 409A will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee's "separation from service" (as defined for purposes of Code Section 409A) will instead be paid on the first payroll date after the six-month anniversary of the Grantee's separation from service (or the Grantee's death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Shares subject to the Award is triggered based on a Corporate Transaction, in no event will a Corporate Transaction be deemed to have occurred for purposes of such settlement and delivery of cash or Shares if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Corporate Transaction for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

Notwithstanding the foregoing, neither the Company, any Affiliate nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A and neither the Company or an Affiliate, nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.

* * *

To record the amendment and restatement of the Plan by the Board as of February 28, 2019, and approval of the Plan, as amended and restated, by the shareholders on [       ], 2019, the Company has caused its authorized officer to execute the Plan.

KITE REALTY GROUP TRUST
By:
Title:

[Signature Page to the Kite Realty Group Trust 2013 Equity Incentive Plan]

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on May 13, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. KITE REALTY GROUP TRUST 30 SOUTH MERIDIAN STREET SUITE 1100 INDIANAPOLIS, IN 46204 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on May 13, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed voting instructions must be received by 11:59 P.M. EDT on May 13, 2019. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E69847-P20011 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KITE REALTY GROUP TRUST The Board of Trustees recommends you vote FOR all of the following nominees: 1. Election of Trustees Nominees: The Board of Trustees recommends you vote FOR proposals 2, 3 and 4. For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. John A. Kite 2. Advisory vote on executive compensation. 1b. William E. Bindley 3. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2019. 1c. Victor J. Coleman ! ! ! 1d. Lee A. Daniels 4. Approval of the Kite Realty Group Trust 2013 Equity Incentive Plan, as amended and restated as of February 28, 2019. 1e. Christie B. Kelly 1f. David R. O'Reilly NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER SUBMITTING THIS PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. 1g. Barton R. Peterson 1h. Charles H. Wurtzebach Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy materials for the Kite Reality Group Trust Annual Meeting of Shareholders, including the Notice and Proxy Statement and Annual Report, are available at www.proxyvote.com. E69848-P20011 KITE REALTY GROUP TRUST Proxy Solicited By The Board of Trustees For The Annual Meeting of Shareholders To Be Held May 14, 2019 This proxy is solicited on behalf of the Board of Trustees of Kite Realty Group Trust. The undersigned shareholder of Kite Realty Group Trust hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated on March 29, 2019, and hereby appoints John A. Kite and Heath R. Fear, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the common shares of Kite Realty Group Trust that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Kite Realty Group Trust to be held at 30 S. Meridian Street, Indianapolis, Indiana 46204 on Tuesday, May 14, 2019 at 8:30 a.m. EDT, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THIS PROXY, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4 AND WITH RESPECT TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED ABOVE. Continued and to be signed on reverse side